Exhibit 99.1

DEBTORS’ AND CREDITORS’ COMMITTEE’S SECOND AMENDED JOINT PLAN OF LIQUIDATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE (AS MODIFIED)

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:	:	Chapter 11
:
ZB COMPANY, INC., et al.,(1)	:	Jointly Administered
	:	Case No. 03-13672 (JBR)
:
:
Debtors.	:

DEBTORS’ AND CREDITORS’ COMMITTEE’S SECOND AMENDED
JOINT PLAN OF LIQUIDATION UNDER CHAPTER 11 OF
THE BANKRUPTCY CODE (AS MODIFIED)

LEVENE, NEALE, BENDER, RANKIN & BRILL, LLP.	TRAUB, BONACQUIST & FOX LLP Paul Traub
David W. Levene Anne E. Wells 1801 Avenue of the Stars, Suite 1120 Los Angeles, California 90067	Michael S. Fox Wendy G. Marcari 655 Third Avenue New York, New York 10017

-and-	-and-

RICHARDS, LAYTON & FINGER, P.A.	MORRIS, NICHOLS, ARSHT & TUNNELL
Mark D. Collins (No.2891) Rebecca L. Booth (No.4031) One Rodney Square P.O. Box 551 Wilmington, Delaware 19899	Robert J. Dehney (No. 3578) Gregory W. Werkheiser (No. 3553) 1201 North Market Street P.O. Box 1347 Wilmington, Delaware 19899-1347

Attorneys for the Debtors and Debtors in Possession	Attorneys for the Official Committee of Unsecured Creditors

Dated: September 1, 2004
Wilmington, Delaware

(1) The Debtors are the following five entitles: ZB Company, Inc., Children’s Books & Toys, Inc. f/k/a FAO, Inc., Toy Soldier, Inc. f/k/a FAO Schwarz, Inc, Targoff-RS, LLC and TRS Liquidation, Inc. f/k/a The Right Start, Inc.

TABLE OF CONTENTS

ARTICLE I. Definitions and Interpretation

1.1.	“506(b) Applications”
1.2.	“Administrative Expense Claim”
1.3.	“Agency Agreement”
1.4.	“Agent”
1.5.	“Allowed”
1.6.	“Avoidance Actions”
1.7.	“Bankruptcy Code”
1.8.	“Bankruptcy Court”
1.9.	“Bankruptcy Rules”
1.10.	“Bar Date”
1.11.	“Business Day”
1.12.	“Cash”
1.13.	“Cash Collateral Order”
1.14.	“Causes of Action”
1.15.	“Chapter 11 Cases”
1.16.	“Claim”
1.17.	“Class”
1.18.	“Class 5 Distribution Fund”
1.19.	“Collateral”
1.20.	“Commencement Date”
1.21.	“Committee”
1.22.	“Confirmation Date”
1.23.	“Confirmation Hearing”
1.24.	“Confirmation Order”
1.25.	“Debtor(s)”
1.26.	“Deficiency Claim”
1.27.	“Disclosure Statement”
1.28.	“Disputed Claim”
1.29.	“Disputed Claims Reserve”
1.30.	“Distribution Record Date”
1.31.	“Effective Date”
1.32.	“Equipment Note”
1.33.	“Equity Interest”
1.34.	“Estate”
1.35.	“FAO”
1.36.	“FAO Schwarz”
1.37.	“FF&E Lienholders”
1.38.	“Final Order”
1.39.	“Guaranteed FF&E Payment”
1.40.	“General Unsecured Claim”
1.41.	“Governmental Unit”

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1.42.	“Initial Distribution Date”
1.43.	“IRC”
1.44.	“IRS”
1.45.	“January Letter Agreement”
1.46.	“Judgment Amount”
1.47.	“Lenders”
1.48.	“Lender Secured Claim”
1.49.	“Liquidation Agent”
1.50.	“Liquidation Trust”
1.51.	“Liquidation Trust Agreement”
1.52.	“Liquidation Trust Committee”
1.53.	“Liquidation Trustee”
1.54.	“Local Rules”
1.55.	“Net Distributable Proceeds”
1.56.	“Non-Professional Administrative Expense Claim”
1.57.	“Other Causes of Action”
1.58.	“Person”
1.59.	“Plan”
1.60.	“Plan Documents”
1.61.	“PNC”
1.62.	“PNC Loan Agreement”
1.63.	“PNC Note”
1.64.	“PNC Secured Claim”
1.65.	“Prepetition Credit Agreement”
1.66.	“Prior Chapter 11 Cases”
1.67.	“Prior Plan”
1.68.	“Prior Plan Claim”
1.69.	“Priority Claim”
1.70.	“Priority Non-Tax Claim”
1.71.	“Priority Tax Claim”
1.72.	“Professional”
1.73.	“Professional Administrative Expense Claim”
1.74.	“Pro Rata”
1.75.	“Reclamation Claim”
1.76.	“Remaining Assets”
1.77.	“Right Start”
1.78.	“Schedules”
1.79.	“Secured Claim”
1.80.	“Security Agreement”
1.81.	“Setoff Claim”
1.82.	“Shaw”
1.83.	“Shaw Equipment Note Secured Claim”
1.84.	“Shaw Subordinated Note Allowed Secured Claim”
1.85.	“Shaw Subordinated Note Claim”
1.86.	“Subordinated Note”
1.87.	“Subsequent Distribution Date”

1.88.	“Targoff”
1.89.	“Trade Debt Claim”
1.90.	“Treasury Regulations”
1.91.	“Trust Assets”
1.92.	“Unofficial Committee”
1.93.	“ZB”

ARTICLE II. Treatment of Administrative Expense Claims and Priority Tax Claims

2.1.	Non-Professional Administrative Expense Claims
2.2.	Professional Administrative Expense Claims
2.3.	Priority Tax Claims

ARTICLE III. Classification of Claims and Equity Interests

ARTICLE IV. Treatment of Claims and Equity Interests

4.1.	Class 1 – Priority Non-Tax Claims
4.2.	Class 2 – Lender Secured Claims
4.3.	Class 3 – Secured Claims
4.4.	Class 4 – Shaw Equipment Note Claim
4.5.	Class 5 – Shaw Subordinated Note Claim
4.6.	Class 6 – PNC Note Claim
4.7.	Class 7 – Reclamation Claims
4.8.	Class 8(a) – Trade Debt Claims
4.9.	Class 8(b) – Prior Plan Claims
4.10.	Class 8(c) – General Unsecured Claims Other Than Trade Debt Claims and Prior Plan Claims
4.11.	Class 9 – Equity Interests

ARTICLE V. Acceptance or Rejection of the Plan

5.1.	Voting of Claims
5.2.	Acceptance by a Class of Creditors
5.3.	Cram Down

ARTICLE VI. Provisions Governing Distributions

6.1.	Method of Distributions Under the Plan
6.2.	Delivery of Distributions and Unclaimed Property
6.3.	Compliance with Tax Requirements
6.4.	Gift Certificates and Merchandise Credits
6.5.	Setoffs
6.6.	Professional Administrative Expense Claim Bar Date
6.7.	Non-Professional Administrative Expense Claim Bar Date
6.8.	Transactions on Business Days
6.9.	Minimum Distributions

6.10.	Fractional Dollars; De Minimis Distributions
6.11.	Allocation of Distributions

ARTICLE VII. Means for Implementation and Execution of the Plan

7.1.	Substantive Consolidation
7.2.	Order Granting Substantive Consolidation
7.3.	The Liquidation Trust
7.4.	Liability; Indemnification
7.5.	Appointment of a Liquidation Trustee and a Liquidation Trust Committee
7.6.	Net Liquidation Trust Recovery/Affirmative Obligations
7.7.	Distribution Procedures
7.8.	Officers and Directors of the Debtors
7.9.	Dissolution
7.10.	Cancellation of Securities
7.11.	Corporate Action
7.12.	Effectuating Documents and Further Transactions
7.13.	Closing of the Chapter 11 Cases

ARTICLE VIII. Procedures for Resolving and Treating Disputed Claims

8.1.	No Distribution Pending Allowance
8.2.	Resolution of Disputed Claims
8.3.	Estimation
8.4.	Disputed Claims Reserve

ARTICLE IX. Treatment of Executory Contracts and Unexpired Leases

9.1.	Approval of Rejection of Executory Contracts and Unexpired Leases
9.2.	Approval of Rejection of Executory Contracts and Unexpired Leases
9.3.	Bar Date for Filing Proofs of Claim Relating to Executory Contracts and Unexpired Leases Rejected Pursuant to the Plan

ARTICLE X. RELEASES

10.1.	Releases by Holders of Claims

ARTICLE XI. Effects of Confirmation

11.1.	Vesting of Assets
11.2.	Binding Effect
11.3.	Term of Injunctions or Stays
11.4.	Rights of Action
11.5.	Exculpation
11.6.	Injunction

ARTICLE XII. Retention of Jurisdiction

12.1.	Jurisdiction of Bankruptcy Court

ARTICLE XIII. Miscellaneous Provisions

13.1.	Dissolution of the Committee
13.2.	Effectuating Documents and Further Transactions
13.3.	Exemption from Transfer Taxes
13.4.	Post-Effective Date Fees and Expenses
13.5.	Payment of Statutory Fees
13.6.	Modification of Plan
13.7.	Withdrawal or Revocation
13.8.	Courts of Competent Jurisdiction
13.9.	Notices
13.10.	Successors and Assigns
13.11.	Severability
13.12.	Governing Law
13.13.	Conflicts with Liquidation Trust Agreement
13.14.	Headings
13.15.	Exhibits

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Children’s Books & Toys, Inc. f/k/a FAO, Inc., Toy Soldier, Inc., f/k/a FAO Schwarz, Inc., ZB Company, Inc., Targoff-RS, LLC and TRS Liquidation, Inc. f/k/a The Right Start, Inc., as debtors and debtors-in-possession in the above-referenced Chapter 11 Cases, jointly with the Official Committee of Unsecured Creditors of the Debtors, hereby propose the following joint liquidating plan (the “Plan”) pursuant to the provisions of chapter 11 of title 11 of the United States Code:

ARTICLE I.

Definitions and Interpretation

Definitions.           As used in the Plan, the following terms shall have the respective meanings specified below, unless the context otherwise requires:

1.1.         “506(b) Applications” means the applications filed by the Lenders for allowance under Bankruptcy Code § 506(b) of attorneys’ fees and expenses.

1.2.         “Administrative Expense Claim” means any Claim under Bankruptcy Code §§ 503(b) and 507(a), including, without limitation, (i) the actual, necessary costs and expenses of preserving the Debtors’ Estate, (ii) all compensation and reimbursement of expenses allowed under Bankruptcy Code §§ 330 or 503, and (iii) any fees and charges assessed against the Debtors under section 1930 of chapter 123 of title 28 of the United States Code.

1.3.         “Agency Agreement” means that certain Agency Agreement dated December 2, 2003, by and between the Debtors, Tiger Capital Group LLC, Fleet Retail Finance, Inc., KBB Retail Assets Corp., Kayne Anderson Capital Advisors, Fortune 25th Inc., and PNC Leasing.

1.4.         “Agent” means Fleet Retail Finance, Inc. as Administrative Agent, Collateral Agent and Syndication Agent under the Prepetition Credit Agreement.

1.5.         “Allowed” means, with respect to a Claim, any Claim or Equity Interest, proof of which was timely and properly filed or, if no proof of Claim or proof of interest was filed, that has been or hereafter is listed by the Debtors on their Schedules as liquidated in amount and not disputed or contingent and, in either case (i) as to which no objection to allowance is interposed on or before the expiration of the time within which to object to such Claim as set forth in the Plan or such other applicable period of limitation fixed by the Bankruptcy Code, the Bankruptcy Rules, or the Bankruptcy Court, or (ii) as to which any objection has been determined by a Final Order to the extent such objection is determined in favor of the respective holder or otherwise approved pursuant to a Final Order of the Bankruptcy Court or (iii) as to which the Debtors or the Liquidation Trustee, on the one hand, and the holder of the claim, on the other hand, shall agree in writing to a fixed amount. Unless otherwise specified in the Plan or by order of the Bankruptcy Court, “Allowed Claim” shall not, for purposes of computation of distributions under the Plan, include interest on such Claim from and after the Effective Date.

1.6.         “Avoidance Actions” means any and all actions of the Debtors under Bankruptcy Code §§ 524, 544, 547, 548, 549 or 551, including, but not limited to, actions against the parties identified on Exhibit C hereto.

1.7.         “Bankruptcy Code” means title 11 of the United States Code, as amended from time to time.

1.8.         “Bankruptcy Court” or “Court” means the United States Bankruptcy Court for the District of Delaware or, if such court ceases to have jurisdiction over the Chapter 11 Cases, the court or adjunct thereof that exercises jurisdiction over the Chapter 11 Cases.

1.9.         “Bankruptcy Rules” means the Federal Rules of Bankruptcy Procedure, as amended from time to time, as applicable to the Chapter 11 Cases, including the Local Rules of the Bankruptcy Court.

1.10.       “Bar Date” means the deadline established by the Bankruptcy Court for the filing of proofs of claim, which deadline is either: (i) April 26, 2004 at 5:00 p.m., prevailing Eastern Time for all Claims other than Claims held by Governmental Units or (ii) June 1, 2004 at 5:00 p.m., prevailing Eastern Time for Claims held by Governmental Units, or (iii) such other date, if any, designated by the Bankruptcy Court for filing proofs of claim.

1.11.       “Business Day” means any day other than a Saturday, Sunday, or “legal holiday” (as defined in Bankruptcy Rule 9006(a)).

1.12.       “Cash” means legal tender of the United States of America.

1.13.       “Cash Collateral Order” means the Final Order Authorizing Use of Cash Collateral entered by the Bankruptcy Court on January 9, 2004.

1.14.       “Causes of Action” means all claims, rights and causes of action that could have been brought by or on behalf of the Debtors arising before, on or after the Commencement Date, known or unknown, suspected or unsuspected, in contract or in tort, at law or equity under any theory of law, including, but not limited to (i) Avoidance Actions, (ii) derivative claims, (iii) rights of setoff or recoupment and (iv) claims for breaches of contracts or breaches of duty imposed by law.

1.15.       “Chapter 11 Cases” means the cases under chapter 11 of the Bankruptcy Code commenced by the Debtors currently pending under the jointly administered case caption In re ZB Company, Inc., et al., Chapter 11 Case No. 03-13672 (JBR).

1.16.       “Claim” means any right to payment from the Debtors, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, known or unknown; or any right to an equitable remedy for breach of performance if such breach gives rise to a right of payment from the Debtors, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured, known or unknown.

1.17.       “Class” means any group of substantially similar Claims or Equity Interests classified by the Plan pursuant to Bankruptcy Code § 1123.

1.18.       “Class 5 Distribution Fund” means Cash equal to the principal amount of the Shaw Subordinated Note Claim plus interest as provided for under the Shaw Subordinated Note at 6% per annum from April 23, 2003 through the Commencement Date.

1.19.       “Collateral” means any property or interest in property of the Estate of any of the Debtors subject to a lien to secure the payment or performance of a Claim, which lien is valid, perfected and enforceable under applicable law, and is not subject to avoidance under the Bankruptcy Code or otherwise invalid under the Bankruptcy Code or applicable state law.

1.20.       “Commencement Date” means December 4, 2003.

1.21.       “Committee” means the statutory committee of unsecured creditors appointed by the Office of the United States Trustee in the Chapter 11 Cases pursuant to Bankruptcy Code § 1102.

1.22.       “Confirmation Date” means the date the Bankruptcy Court enters the Confirmation order.

1.23.       “Confirmation Hearing” means the hearing held by the Bankruptcy Court to consider confirmation of the Plan pursuant to Bankruptcy Code § 1129, as such hearing may be adjourned or continued from time to time.

1.24.       “Confirmation Order” means the order of the Bankruptcy Court, in form and substance satisfactory to the Debtors and the Committee, confirming the Plan pursuant to Bankruptcy Code § 1129.

1.25.       “Debtor(s)” means, individually, FAO, FAO Schwarz, Right Start, Targoff, and ZB, as the case may be, and collectively, in their individual corporate capacity or other capacity and in their capacity as debtors and debtors in possession under chapter 11 of the Bankruptcy Code.

1.26.       “Deficiency Claim” means a General Unsecured Claim representing the amount, if any, by which the Allowed amount of the Claim exceeds the value of the property owned or held by any of the Debtors which collateralizes the Claim subject to a valid, unavoidable security interest.

1.27.       “Disclosure Statement” means the disclosure statement relating to the Plan, including, without limitation, all exhibits and schedules thereto, as approved by the Bankruptcy Court pursuant Bankruptcy Code § 1125.

1.28.       “Disputed Claim” means any Claim, (a) that has been or hereafter is listed on the Schedules as unliquidated, disputed, or contingent, and that has not been resolved by written agreement of the parties or by a Final Order; (b) to which any of the Debtors or any other party in interest has interposed a timely objection or request for estimation in accordance with the Bankruptcy Code and the Bankruptcy Rules, which objection or request for estimation has not been withdrawn or determined by a Final Order; (c) proof of which was required to be filed by order of the Court but as to which a Proof of Claim was not timely or properly filed; or (d) that is identified by the Debtors or the Liquidation Trustee as being subject to Bankruptcy Code

§ 502(d). Prior to (i) the filing of an objection to a Claim or (ii) the expiration of the time within which to object to such Claim set forth in the Plan or otherwise established by order of the Bankruptcy Court, for purposes of the Plan, a Claim shall be considered a Disputed Claim if (x) the amount of the Claim specified in the proof of Claim exceeds the amount of the Claim scheduled by the Debtors as other than disputed, contingent or unliquidated, or (y) the Claim is not listed on the Schedules.

1.29.       “Disputed Claims Reserve” means a separate, interest-bearing account established by the Liquidation Trustee, which account shall contain a reasonable reserve for Disputed Claims.

1.30.       “Distribution Record Date” means the record date for purposes of making distributions under the Plan, which shall be the fifth business day after the Confirmation Date.

1.31.       “Effective Date” means the date on which the Plan shall become effective, which date shall be the later of (i) the first Business Day at least eleven calendar days following the Confirmation Date on which no stay of the Confirmation Order is in effect and (ii) the date the Plan Documents are executed.

1.32.       “Equipment Note” means that certain “New Kayne Anderson Equipment Note” dated April 23, 2003, issued to Kayne Anderson by FAO, FAO Schwarz and ZB pursuant to the Prior Plan in the principal amount of $3,686,126 and reissued to Shaw.

1.33.       “Equity Interest” means any share of common stock or other instrument evidencing an ownership interest in the Debtors, whether or not transferable, and any option, warrant, right, contractual or otherwise, to acquire any such interest.

1.34.       “Estate” means the estate of the Debtors, as applicable, created pursuant to Bankruptcy Code § 541 upon the commencement of each of the Chapter 11 Cases.

1.35.       “FAO” means Children’s Books & Toys, Inc. f/k/a FAO, Inc., a Delaware corporation, one of the Debtors in the Chapter 11 Cases, and the direct parent corporation or sole member, as the case may be, of each of the other Debtors.

1.36.       “FAO Schwarz” means Toy Soldier, Inc. f/k/a FAO Schwarz, Inc., a Delaware Corporation, and one of the Debtors in the Chapter Cases.

1.37.       “FF&E Lienholders” means, collectively, Fleet Retail Finance, Kayne Anderson Capital Advisors, KBB Retail Assets Corp., and PNC Leasing, and each, individually, an FF&E Lineholder.

1.38.       “Final Order” means an order of the Bankruptcy Court as to which the time to appeal, petition for certiorari, or move for reargument or rehearing has expired and as to which no appeal, petition for certiorari, or motion for reargument or rehearing is then pending or as to which any right to appeal, petition for certiorari, or move to reargue or rehear shall have been waived in writing in form and substance satisfactory to the Debtors or, in the event that an appeal, writ of certiorari, or reargument or rehearing thereof has been sought, such order of the Bankruptcy Court shall have been upheld by the highest court to which such order was appealed, or from which certiorari, reargument or rehearing was sought and the time to take any further appeal, petition for certiorari or move for reargument or rehearing shall have expired.

1.39.       “Guaranteed FF&E Payment” means that certain $650,000 held in a segregated account in accordance with the January Letter Agreement.

1.40.       “General Unsecured Claim” means any Claim that is not an Administrative Claim, Priority Claim, or Secured Claim.

1.41.       “Governmental Unit” has the meaning ascribed to such term in Bankruptcy Code § 101(27).

1.42.       “Initial Distribution Date” means the first date on which the Liquidation Trustee remits payment on any Allowed Claims pursuant to the terms of the Plan.

1.43.       “IRC” means the Internal Revenue Code of 1986, as amended, and any applicable rulings, Treasury Regulations promulgated thereunder, judicial decisions, and notices, announcements, and other releases of the United States Treasury Department or the IRS.

1.44.       “IRS” means the United States Internal Revenue Service.

1.45.       “January Letter Agreement” means that certain letter agreement dated January 8, 2004 by and between the Debtors, Tiger Capital Group LLC, Fleet Retail Finance, Inc., KBB Retail Assets Corp., Kayne Anderson Capital Advisors, Fortune 25th Inc., and PNC Leasing, which modified the terms of the Agency Agreement.

1.46.       “Judgment Amount” shall have the meaning ascribed in section 7.6 hereof.

1.47.       “Lenders” means the Agent, and other banks or financial institutions that are parties to the Prepetition Credit Agreement, other than the Debtors.

1.48.       “Lender Secured Claim” means all Secured Claims against the Debtors arising from, under or with respect to the Prepetition Credit Agreement.

1.49.       “Liquidation Agent” means, collectively, Buxbaum Company LLC, SB Capital Group, LLC, and Tiger Capital Group, LLC

1.50.       “Liquidation Trust” means the liquidation trust to be created on the Effective Date in accordance with Article VII of this Plan.

1.51.       “Liquidation Trust Agreement” means the agreement establishing and delineating the terms and conditions of the Liquidation Trust, substantially in the form annexed hereto as Exhibit B.

1.52.       “Liquidation Trust Committee” means those individuals appointed in accordance with the Liquidation Trust Agreement with the powers and responsibilities set forth in the Liquidation Trust Agreement.

1.53.       “Liquidation Trustee” means the Person appointed in accordance with the Liquidation Trust Agreement to administer the Liquidation Trust.

1.54.       “Local Rules” means the Local Rules of Bankruptcy Practice and Procedure of the United States Bankruptcy Court for the District of Delaware.

1.55.       “Net Distributable Proceeds” means the Cash in the Liquidation Trust, excluding the Class 5 Distribution Fund, after payment of or reservation of funds for all Allowed Administrative Expense Claims, Allowed Priority Claims, Allowed Secured Claims, the establishment of the Disputed Claims Reserve and expenses of the Liquidation Trust.

1.56.       “Non-Professional Administrative Expense Claim” means all Administrative Expense Claims, other than the Professional Administrative Expense Claims.

1.57.       “Other Causes of Action” means any Causes of Action, except for the Avoidance Actions, including, but not limited to, actions against the parties identified in Exhibit C hereto.

1.58.       “Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company trust, unincorporated association, joint venture, governmental authority, governmental unit or other entity of whatever nature.

1.59.       “Plan” means this chapter 11 plan of liquidation, including all exhibits and schedules annexed hereto, either in its present form or as it may be altered, amended or modified from time to time.

1.60.       “Plan Documents” means the agreements, documents and instruments entered into on or as of the Effective Date as contemplated by the Plan.

1.61.       “PNC” means PNC Leasing, LLC.

1.62.       “PNC Loan Agreement” means that certain Letter Agreement-Term Loan dated September 5, 2001, between ZB and PNC as evidenced by the PNC Note.

1.63.       “PNC Note” means that certain Equipment Loan Promissory Note of ZB, dated September 5, 2001, with an outstanding balance of approximately $453,164.18 as of the Commencement Date.

1.64.       “PNC Secured Claim” means the Secured Claim of PNC arising out of the PNC Loan Agreement.

1.65.       “Prepetition Credit Agreement” means that certain Loan and Security Agreement dated April 23, 2003 (as amended, restated, modified, waived or supplemented from time to time), among the Debtors, the Lenders and the Agent.

1.66.       “Prior Chapter 11 Cases” means the cases under chapter 11 of the Bankruptcy Code commenced by FAO, FAO Schwarz, ZB, Targoff, and Right Start on January 13, 2003 under the consolidated case caption In re FAO, Inc., et al., Chapter 11 Case No. 03-10119(JBR).

1.67.       “Prior Plan” means the Chapter 11 plan of reorganization confirmed in the Prior Chapter 11 Cases on April 4, 2003, and that became effective on April 23, 2003.

1.68.       “Prior Plan Claim” means any General Unsecured Claim arising from the unfulfilled obligations to holders of claims under the Prior Plan.

1.69.       “Priority Claim” means a Priority Tax Claim or Priority Non-Tax Claim.

1.70.       “Priority Non-Tax Claim” means any Claim, other than an Administrative Expense Claim or a Priority Tax Claim, entitled to priority in payment under Bankruptcy Code § 507(a).

1.71.       “Priority Tax Claim” means any Claim of a governmental unit of the kind entitled to priority in payment as specified in Bankruptcy Code § 507(a)(8).

1.72.       “Professional” means any Person employed in the Chapter 11 Cases pursuant Bankruptcy Code §§ 327 or 1103 or any Person seeking compensation or reimbursement of expenses in connection with the Chapter 11 Cases under Bankruptcy Code § 503(b) or any Person employed pursuant to Article VII hereof.

1.73.       “Professional Administrative Expense Claim” means any Administrative Expense Claim relating to compensation and/or reimbursement of Professionals incurred in connection with the administration of the Chapter 11 Cases and allowed by the Bankruptcy Court under Bankruptcy Code §§ 330 or 503(b).

1.74.       “Pro Rata” means the proportion that the amount of any Claim in a particular Class bears to the aggregate amount of all Claims in such Class, including any Disputed Claims in such Class.

1.75.       “Reclamation Claim” means a Claim to the extent of the amount of such Claim that the holder thereof is entitled to assert reclamation rights under applicable state statute or common law or Bankruptcy Code § 546(c).

1.76.       “Remaining Assets” means those assets of the Debtors that have not been reduced to Cash as of the Effective Date.

1.77.       “Right Start” means TRS Liquidation, Inc. f/k/a The Right Start, Inc., a Delaware Corporation and one of the Debtors in the Chapter 11 Cases.

1.78.       “Schedules” means the schedules of assets and liabilities and the statements of financial affairs filed by the Debtors as required by Bankruptcy Code § 521 and Bankruptcy Rule 1007, including any supplements or amendments thereto.

1.79.       “Secured Claim” means a Claim pursuant to Bankruptcy Code § 506 that is secured by a valid, perfected and enforceable security interest, lien, mortgage or other encumbrance that is not subject to avoidance under applicable bankruptcy or non-bankruptcy law, in or upon any right, title or interest of the Debtors in and to property of the Debtors’ Estates, to the extent of the value of the claimant’s interest in such property as of the relevant determination date. The defined term “Secured Claim” includes any Claim that is: (i) subject to an offset right under applicable law and (ii) a secured claim against a Debtor pursuant to Bankruptcy Code §§ 506(a) and 553.

1.80.       “Security Agreement” means the FAO, Inc. Security Agreement, dated as of April 23, 2003, in favor of KBB Retail Assets Corp. (f/k/a F.A.O. Schwarz) securing the Subordinated Note.

1.81.       “Setoff Claim” means any Secured Claim secured by a right to offset a mutual debt owing by such creditor to such Debtor that arose before the Commencement Date against the claim of such creditor against the Debtor that arose before the Commencement Date.

1.82.       “Shaw” means D.E. Shaw Laminar Portfolios LLC as holder of the Equipment Note and the Subordinated Note.

1.83.       “Shaw Equipment Note Secured Claim” means the Secured Claim of Shaw pursuant to the Equipment Note.

1.84.       “Shaw Subordinated Note Allowed Secured Claim” means the Allowed Secured Claim of Shaw pursuant to the Subordinated Note in an amount equal to Shaw’s Pro Rata share of the Class 5 Distribution Fund.

1.85.       “Shaw Subordinated Note Claim” means the Secured Claim of Shaw under the Subordinated Note.

1.86.       “Subordinated Note” means that certain “Subordinated Note Due 2008” dated April 23, 2003, issued by FAO Schwarz pursuant to the terms of the Prior Plan in favor of KBB Retail Assets Corp. (f/k/a F.A.O. Schwarz) and reissued to Shaw in the original principal amount of $9,900,000, with an outstanding principal amount of $5,900,000.

1.87.       “Subsequent Distribution Date” means, following the Initial Distribution Date, the date on which a Pro Rata distribution of Cash is made to the holders of Allowed Claims.

1.88.       “Targoff” means Targoff-RS, LLC, a New York limited liability corporation and one of the Debtors in the Chapter 11 Cases.

1.89.       “Trade Debt Claim” means any Claims on account of the Debtors’ indebtedness to their vendors, suppliers and trade creditors incurred in the ordinary course of business subsequent to April 23, 2003, and prior to December 4, 2003.

1.90.       “Treasury Regulations” means final, temporary and proposed regulations promulgated by the U.S. Treasury Department in respect of the IRC.

1.91.       “Trust Assets” means all of the Debtors’ right, title and interest in all property and assets of the Debtors, including, without limitation, Cash in an amount reasonably necessary to meet the purposes and obligations of the Liquidation Trust and all Remaining Assets.

1.92.       “Unofficial Committee” means the informal committee comprised of certain of the Debtors’ larger unsecured creditors that was formed and active prior to the Commencement Date.

1.93.       “ZB” means ZB Company, Inc., a Delaware Corporation and one of the Debtors in the Chapter 11 Cases.

Other Terms.

Any capitalized term used in the Plan and not otherwise defined shall have the meaning ascribed to that term, if any, in the Bankruptcy Code.

Construction of Certain Terms.

The words “herein,” “hereof,” “hereto,” “hereunder,” and others of similar import refer to the Plan as a whole and not to any particular section, subsection, or clause contained in the Plan. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter gender.

ARTICLE II.

Treatment of Administrative
Expense Claims and Priority Tax Claims

In accordance with Bankruptcy Code § 1123(a)(1), Administrative Expense Claims and Priority Tax Claims are not classified under the Plan.

2.1.         Non-Professional Administrative Expense Claims.

As soon as is reasonably practicable after the Effective Date, each holder of an Allowed Non-Professional Administrative Expense Claim shall receive in full satisfaction thereof an amount in Cash equal to the Allowed amount of such Claim, or such holder may be treated on such other less favorable terms as may be agreed upon by such holder; provided, however, that any Allowed Non-Professional Administrative Expense Claim may be paid in accordance with the ordinary business terms applicable to such Non-Professional Administrative Expense Claim.

The Allowed Non-Professional Administrative Expense Claims shall be paid from the Trust Assets held in the Liquidation Trust.

2.2.         Professional Administrative Expense Claims.

Subject to the procedures set forth in section 6.6 hereof, each holder of an Allowed Professional Administrative Expense Claim shall receive in full satisfaction thereof an amount in Cash equal to the Allowed amount of such Claim, or such holder may be treated on such less favorable terms as may be agreed to by such holder.

The Allowed Professional Administrative Expense Claims shall be paid from the Trust Assets held in the Liquidation Trust.

2.3.         Priority Tax Claims.

As soon as is reasonably practicable after the Effective Date, each holder of an Allowed Priority Tax Claim shall receive in full satisfaction thereof an amount in Cash equal to the Allowed amount of such Claim, or such holder may be treated on such less favorable terms as may be agreed to by such holder.

The Allowed Priority Tax Claims shall be paid from the Trust Assets held in the Liquidation Trust.

ARTICLE III.

Classification of Claims and Equity Interests

Claims and Equity Interests (other than Non-Professional Administrative Expense Claims, Professional Administrative Expense Claims and Priority Tax Claims) are classified for all purposes, including voting, confirmation, and distribution pursuant to the Plan, as follows:

Class 1:	Class 1 consists of all Priority Non-Tax Claims.

Class 2:	Class 2 consists of all the Lender Secured Claims.

Class 3:	Class 3 consists of all Secured Claims other than the Lender Secured Claim, the Shaw Equipment Note Secured Claim, the Shaw Subordinated Note Claim and the PNC Secured Claim.

Class 4:	Class 4 consists of the Shaw Equipment Note Secured Claim.

Class 5:	Class 5 consists of the Shaw Subordinated Note Claim.

Class 6:	Class 6 consists of the PNC Note Claim.

Class 7	Class 7 consists of Reclamation Claims.

Class 8(a)	Class 8(a) consists of Trade Debt Claims.

Class 8(b)	Class 8(b) consists of Prior Plan Claims.

Class 8(c)	Class 8(c) consists of all General Unsecured Claims, including all Deficiency Claims, other than Trade Debt Claims and Prior Plan Claims.

Class 9	Class 9 consists of all Equity Interests in any of the Debtors.

ARTICLE IV.

Treatment of Claims and Equity Interests

4.1.         Class 1 – Priority Non-Tax Claims.

(a)           Impairment and Voting. Class 1 is not impaired by the Plan. Each holder of an Allowed Claim in Class 1 is not entitled to vote to accept or reject the Plan and shall be conclusively deemed to have accepted the Plan.

(b)           Distributions. As soon as is reasonably practicable after the Effective Date, each holder of an Allowed Priority Non-Tax Claim shall receive in full satisfaction thereof an amount in Cash equal to the Allowed amount of such Claim, or such holder may be treated on such less favorable terms as may be agreed to by such holder.

4.2.         Class 2 – Lender Secured Claims.

(a)           Impairment and Voting. Class 2 is not impaired by the Plan. Each holder of an Allowed Claim in Class 2 is not entitled to vote to accept or reject the Plan and shall be conclusively deemed to have accepted the Plan.

(b)           Distributions. As soon as is reasonably practicable after the Effective Date (to the extent that such amounts have not already been remitted to Lenders in accordance with the Cash Collateral Order or other order of the Bankruptcy Court), the Agent, on behalf of the holders of an Allowed Lender Secured Claim, shall receive in full satisfaction thereof an amount in Cash equal to the unpaid Allowed amount of such Claim, or such holder may be treated on such less favorable terms as may be agreed to by the holder.

The Allowed Lender Secured Claims shall be paid from the funds remaining in one or more of the Debtors’ accounts at Fleet Bank, N.A. pursuant to the Stipulation and Order Authorizing Debtors to Transfer Funds From Fleet Bank, N.A. to Wells Fargo Bank, N.A. dated April 28, 2004 (the “Lenders’ Remaining Cash Collateral”). The Lenders shall retain a security interest in and lien on the Lenders’ Remaining Cash Collateral until such time as the Lender Secured Claims have been paid in full.

4.3.         Class 3 – Secured Claims.

(a)           Impairment and Voting.  Class 3 is impaired by the Plan. Each holder of an Allowed Secured Claim in Class 3 is entitled to vote to accept or reject the Plan.

(b)           Distributions. Each holder of a Secured Claim shall be deemed to have an Allowed Secured Claim to the extent of the value of its Collateral. As soon as is reasonably practicable after the Effective Date, to the extent that such Collateral has not previously been abandoned to the holder of the Secured Claim, such holder will receive, at the sole option of the Liquidation Trustee, (i) a dead or assignment of its Collateral in full satisfaction of the secured portion of its Allowed Secured Claim, or (ii) Cash equal to the Allowed amount of such Secured Claim, and any Deficiency Claim arising on account of such Secured Claim shall be treated as a Class 8 General Unsecured Claim. In the event of a dispute as to the value of the Collateral securing Secured Claim or the Deficiency Claim, the Bankruptcy Court shall, after notice and a hearing, determine such controversy.

4.4.         Class 4 – Shaw Equipment Note Claim.

(a)           Impairment and Voting.  Class 4 is impaired by the Plan. The holder of the Allowed Shaw Equipment Note Claim is entitled to vote to accept or reject the Plan.

(b)           Distributions. Unless the Shaw Equipment Note Claim has been previously satisfied pursuant to an Order of the Bankruptcy Court, the holder of the Shaw Equipment Note Claim shall be deemed to have an Allowed Secured Claim to the extent of the value of its Collateral. As soon as is reasonably practicable after the Effective Date, to the extent that the Collateral securing the Equipment Note has not been previously abandoned to Shaw, Shaw will receive, at the sole option of the Liquidation Trustee, (i) a dead or assignment of its Collateral in full satisfaction of the secured portion of its Allowed Secured Claim, or (ii) Cash equal to the Allowed amount of such Secured Claim. Any Deficiency Claim arising on account of such Allowed Shaw Equipment Note Claim shall be treated as a Class 8 General Unsecured Claim. In the event of a dispute as to the value of the Collateral securing Allowed Shaw Equipment Note Claim or the Deficiency Claim, the Bankruptcy Court shall, after notice and a hearing, determine such controversy.

4.5.         Class 5 – Shaw Subordinated Note Claim.

(a)           Impairment and Voting.  Class 5 is impaired by the Plan. The holder of the Allowed Shaw Subordinated Note Claim is entitled to vote to accept or reject the Plan.

(b)           Distributions. The holder of the Shaw Subordinated Note Claim shall be deemed to have an Allowed Secured Claim in the amount of the Shaw Subordinated Note Allowed Secured Claim. As soon as is reasonably practicable after the Effective Date, the Liquidation Trustee shall distribute the Class 5 Distribution Fund Pro Rata to the holder of the Shaw Subordinated Note Claim and the holders of the Trade Debt Claims. The holder of the Shaw Subordinated Note Claim shall be deemed to have an Allowed Deficiency Claim in the amount of the difference between the Class 5 Distribution Fund and the Shaw Subordinated Note Allowed Secured Claim.

4.6.         Class 6 – PNC Note Claim.

(a)           Impairment and Voting.  Class 6 is impaired by the Plan. The holder of the Allowed PNC Note Claim is entitled to vote to accept or reject the Plan.

(b)           Distributions.  The holder of the PNC Secured Claim shall be deemed to have an Allowed Secured Claim in the amount of $250,000, which Allowed Secured Claim will be paid as soon as is reasonably practicable after the Effective Date, to the extent it has not previously been paid to the holder pursuant to an agreement with the Debtors and the Committee, as approved by the Court. The holder of the PNC Secured Claim shall be deemed to have an Allowed Deficiency Claim in the amount of $203,164.

4.7.         Class 7 – Reclamation Claims.

(a)           Impairment and Voting.  Class 7 is impaired by the Plan. Each holder of an Allowed Claim in Class 7 is entitled to vote to accept or reject the Plan.

(b)           Distributions. On or as soon as is reasonably practicable after forty-five (45) following the Effective Date, each holder of an Allowed Reclamation Claim shall receive in full satisfaction thereof an amount in Cash equal to the Allowed amount of such Allowed Reclamation Claim as reflected on Exhibit A hereto, or, to the extent that any Person asserting a Reclamation Claim disagrees with the amount set forth on Exhibit A and properly complies with the procedures set forth herein, in such other amount as may be Allowed by a Final Order of the Bankruptcy Court, or such holder may be treated on such less favorable terms as may be agreed to by such holder. To the extent the holder of a Reclamation Claim (i) asserted a Reclamation Claim in excess of the amount set forth on Exhibit A hereto and (ii) agrees to accept the treatment of their Reclamation Claim as set forth on Exhibit A hereto, any difference between the asserted amount of the Reclamation Claim and the Allowed Reclamation Claim shall be treated as a General Unsecured Claim for purposes of this Plan. For the avoidance of doubt, the Liquidation Trustee shall retain the right to object to the validity of any General Unsecured Claim created pursuant to this Section of the Plan.

(c)           If any person asserting a Reclamation Claim disagrees with the Allowed amount of such Claim as reflected on Exhibit A hereto, such Person must file a motion for allowance of the Reclamation Claim within thirty (30) days of the Effective Date and such Person shall no longer have any entitlement to the Allowed Reclamation Claim proposed on Exhibit A, but rather must prove the validity and Allowed amount of such Claim. To the extent that the Court determines the Allowed amount of the Reclamation Claim, the holder of such Reclamation Claim shall receive in full satisfaction thereof an amount in Cash equal to such Allowed amount.

4.8.         Class 8(a) – Trade Debt Claims.

(a)           Impairment and Voting.  Class 8(a) is impaired by the Plan. Each holder of an Allowed Claim in Class 8(a) is entitled to vote to accept or reject the Plan.

(b)           Distributions. On or as soon as is reasonably practicable after the Effective Date, each holder of an Allowed Trade Debt Claim shall receive its Pro Rata share of the Class 5 Distribution Fund. In addition, on or as soon as is reasonably practicable after the Effective Date, each holder of an Allowed Trade Debt Claim shall receive its Pro Rata share of the Net Distributable Proceeds; provided however, that for purposes of calculating the Pro Rata share of the Net Distributable Proceeds, the Liquidation Trustee shall first reduce the amount of the Allowed Trade Debt Claims by the amount received by the holders thereof from the Class 5 Distribution Fund.

4.9.         Class 8(b) – Prior Plan Claims.

(a)           Impairment and Voting.  Class 8(b) is impaired by the Plan. Each holder of an Allowed Claim in Class 8(b) is entitled to vote to accept or reject the Plan.

(b)           Distributions. On or as soon as is reasonably practicable after the Effective Date, each holder of an Allowed Class 8(b) Claim will receive its Pro Rata share, with holders of Allowed Class 8(a) Claims and Allowed Class 8(c) Claims, of the Net Distributable Proceeds.

4.10.       Class 8(c) – General Unsecured Claims Other Than Trade Debt Claims and Prior Plan Claims.

(a)           Impairment and Voting.  Class 8(c) is impaired by the Plan. Each holder of an Allowed Claim in Class 8(c) is entitled to vote to accept or reject the Plan.

(b)           Distributions. On or as soon as is reasonably practicable after the Effective Date, each holder of an Allowed Class 8(c) claim will receive its Pro Rata share, with holders of Allowed Class 8(a) Claims and Allowed Class 8(b) Claims, of the Net Distributable Proceeds.

4.11.       Class 9 – Equity Interests.

(a)           Impairment and Voting.  Class 9 is impaired by the Plan. Because Holders of Allowed Equity Interests will receive no distribution under the Plan, Class 9 is deemed to have rejected the Plan.

(b)           Distributions. Holders or Allowed Equity Interests will not receive or retain any distribution under the Plan. On the Effective Date, all Equity Interests in each of the Debtors shall be deemed cancelled.

ARTICLE V.

Acceptance or Rejection of the Plan

5.1.         Voting of Claims.

Each holder of an Allowed Claim in an impaired Class of Claims (other than a Class that is conclusively presumed to have rejected the Plan) shall be entitled to vote to accept or reject the Plan as provided for in the order entered by the Bankruptcy Court establishing certain procedures with respect to the solicitation and tabulation of votes to accept or reject the Plan (a copy of which will be distributed together with the Disclosure Statement). For purposes of calculating the number of Allowed Claims in a Class of Claims that have voted to accept or reject the Plan under Bankruptcy Code § 1126(c), all Allowed Claims in such Class held by one entity or any affiliate thereof (as defined in the Securities Act of 1933 and the rules and regulations promulgated thereunder) shall be aggregated and treated as one Allowed Claim in such Class.

5.2.         Acceptance by a Class of Creditors.

Consistent with Bankruptcy Code § 1126(c) and except as provided for in Bankruptcy Code § 1126(e), a Class of creditors shall have accepted the Plan if it is accepted by at least two-thirds in dollar amount and more than one-half in number of the holders of Allowed Claims of such Class that have timely and properly voted to accept or reject the Plan.

5.3.         Cram Down.

The Debtors shall utilize the provisions of Bankruptcy Code § 1129(b) to satisfy the requirements for confirmation of the Plan over the presumed rejections of Class 9 and the rejection, if any, of any other Class entitled to vote to accept or reject the Plan.

ARTICLE VI.

Provisions Governing Distributions

6.1.         Method of Distributions Under the Plan.

(a)           Initial Distribution.  As soon as is reasonably practical after the Effective Date, to the extent that such amounts have not already been paid, the Liquidation Trustee shall make all payments called for pursuant to the terms of this Plan. The Initial Distribution Date with respect to the holders of Allowed Class 8(a), 8(b) and 8(c) Claims shall occur not later than February 28, 2005, unless such date is otherwise extended by the Bankruptcy Court.

(b)           Distributions of Cash.  Any payment of Cash made by the Liquidation Trustee pursuant to the Plan may be made at the option of the Liquidation Trustee either by check drawn on a domestic bank by wire transfer from a domestic bank.

6.2.         Delivery of Distributions and Unclaimed Property.

Distributions to holders of Allowed Claims shall be made at the address of each such holder as set forth on the Schedules filed with the Bankruptcy Court, unless superseded by a new address as set forth (a) on a proof of claim filed by a holder of an Allowed Claim, or (b) in another writing notifying the Liquidation Trustee (at the address set forth in the Confirmation Order) of a change of address. If any distribution remains unclaimed for a period of 120 days after it has been delivered (or attempted to be delivered) in accordance with the Plan to the holder entitled thereto, such unclaimed distribution shall be forfeited by such holder, whereupon all right, title and interest in and to the unclaimed distribution as well as any further distribution to the holder on account of the claim shall be returned to the Liquidation Trust to be distributed by the Liquidation Trustee Pro Rata to the remaining holders of Allowed Claims in accordance with the Plan.

6.3.         Compliance with Tax Requirements.

In connection with the Plan, to the extent applicable, the Liquidation Trustee in making distributions under the Plan shall comply with all tax withholding and reporting requirements imposed on it by any governmental unit, and all distributions pursuant to the Plan shall be subject to such withholding and reporting requirements. The Liquidation Trustee may withhold the entire distribution due to any holder of an Allowed Claim until such time as such holder provides the necessary information to comply with any withholding requirements of any governmental unit. Any property so withheld will then be paid by the Liquidation Trustee to the appropriate authority. If the holder of an Allowed Claim fails to provide the information necessary to comply with any withholding requirements of any governmental unit within six months from the date of first notification to the holder of the need for such information or for the Cash necessary to comply with any applicable withholding requirements, then the holder’s distribution shall be treated as an unclaimed distribution in accordance with this Article.

6.4.         Gift Certificates and Merchandise Credits.

Holders of unredeemed gift certificates and merchandise credits issued by the Debtors between December 4, 2002 and December 4, 2003 shall be deemed to hold Class 1 Priority Non-Tax Claims up to a maximum amount of $2,100 for each individual, whether or not scheduled or filed, subject to the following provisions: (i) the Confirmation Order or another order of the Bankruptcy Court shall specify times and methods of notice, which shall include an advertisement in a newspaper of general circulation in the United States inviting holders of unredeemed gift certificates and merchandise credits to surrender them; and (ii) any unredeemed gift certificate or merchandise credit not surrendered as provided in, and within the times specified by, such provisions shall be deemed abandoned by its holder and shall revert to and become the property of the Debtors or the Liquidation Trust, as applicable, for all purposes. Notwithstanding §§ 347 and 1143 of the Bankruptcy Code, holders of gift certificates and merchandise credits not surrendered or satisfactorily substantiated as provided above shall not participate in distributions under the Plan or have any further Claim against the Debtors on account thereof. Holders of unredeemed gift certificates and merchandise credits who timely field Claims based on their certificates or credits but did not surrender them to the Debtors or the Liquidation Trustee, as applicable, shall be specially entitled to notice of the foregoing procedures at the addresses listed on their relevant proofs of claim and must surrender or otherwise satisfactorily substantiate their certificates or credits as provided above in order to participate in distribution under the Plan. Claims of holders who fail to do so shall be disallowed without the necessarily of a further order of the Bankruptcy Court.

6.5.         Setoffs.

The Liquidation Trustee may, in accordance with Bankruptcy Code § 553 and applicable non-bankruptcy law, set off against any Allowed Claim and the distributions to the made pursuant to the Plan on account of such Claim (before any distribution is made on account of such Claim), the claims, rights and causes of action of any nature that any of the Debtors may hold against the holder of such Allowed Claim; provided, however, that neither the failure to effect such a setoff nor the allowance of any Claim hereunder shall constitute a waiver or release by the Debtors or the Liquidation Trustee (or any successor thereto) of any such claims, rights and causes of action that any of the Debtors (or any successor thereto) may possess against such holder; and provided further, however, that any claims of any of the Debtors (or any successor thereto) arising before the Commencement Date shall first be setoff against Claims against such Debtor (or any successor thereto) arising before the Commencement Date.

6.6.         Professional Administrative Expense Claim Bar Date.

Each Professional retained with approval by order of the Bankruptcy Court or requesting compensation in the Chapter 11 Cases pursuant to Bankruptcy Code §§ 330 or 504(b) shall be required to file an application (each a “Final Application”) for an allowance of final compensation and reimbursement of expenses in the Chapter 11 Cases incurred through the Effective Date no later than sixty (60) days after the Effective Date. Objections to any application shall be filed no later than twenty (20) days following the filing and service of a Final Application. A hearing to consider each of the Final Applications shall be heard at a date and time convenient to the Bankruptcy Court.

6.7.         Non-Professional Administrative Expense Claim Bar Date.

Any Person that believes it holds an unpaid Non-Professional Administrative Expense Claim that accrued or was incurred from the Commencement Date through the Effective Date shall file with the Bankruptcy Court, not later than forty-five (45) days after the Effective Date, a request for payment of such Claim. Any Person that believes it holds a Non-Professional Administrative Expense Claim that does not file a request for such Claim with the Bankruptcy Court in accordance with such forty-five (45) day period will be forever barred from asserting that Claim against the Debtors or any property of the Debtors’ Estates.

6.8.         Transactions on Business Days.

If the Effective Date or any other date on which a transaction is to occur under the Plan shall occur on a day that is not a Business Day, the transactions contemplated by the Plan shall instead occur on the next succeeding Business day.

6.9.         Minimum Distributions.

If a distribution (other than the final distribution made under the Plan) to be made to or on behalf of a holder of a Claim on the Initial Distribution Date or on any Subsequent Distribution Date would be $10 or less in the aggregate, notwithstanding any contrary provision of the Plan, no such distribution will be made to or on behalf of such holder unless a request therefor is made in writing to the Liquidation Trustee (at the addresses provided in the Plan). Any undistributed amount shall be held over to the next Subsequent Distribution Date.

6.10.       Fractional Dollars; De Minimis Distributions.

Any other provision of the Plan notwithstanding, payments of fractions of dollars shall not be made. Whenever any payment of a fraction of a dollar under the Plan would otherwise be called for, the actual payment made shall reflect a rounding of such fraction to the nearest whole dollar (up or down), with half dollars being rounded up.

6.11.       Allocation of Distributions.

Distributions to any holder of an Allowed Claim shall be allocated first to the original principal portion of any such Allowed Claim, as determined for federal income tax purposes, and then, to the extent the consideration exceeds such amount, to the remainder of such Claim.

ARTICLE VII.

Means for Implementation and Execution of the Plan

7.1.         Substantive Consolidation.

The Plan contemplates and is predicated upon entry of a Final Order that will effect the substantive consolidation of the Debtors into a single entity solely for the purposes of all actions associated with confirmation and consummation of the Plan and these Chapter 11 Cases. On the Confirmation Date or such other date as may be set by a Final Order of the Bankruptcy Court, subject to the occurrence of the Effective Date; (i) all intercompany Claims by and among the Debtors shall be eliminated; (ii) all assets and liabilities of the Debtors shall be merged or treated as though they were merged; (iii) all pre-petition cross-corporate guarantees of the Debtors shall be eliminated; (iv) any obligation of any Debtor and all guarantees thereof executed by one or more of the Debtors shall be deemed to be one obligation of the consolidated Debtors; (v) any Claims filed or to be filed in connection with any such obligation and such guarantees shall be deemed one Claim against the consolidated Debtors; and (vi) each and every Claim filed in the Chapter 11 Cases shall be deemed a single obligation of all of the Debtors under the Plan on and after the Confirmation Date. On the Confirmation Date, and in accordance with the terms of the Plan and the consolidation of the assets and liabilities of the Debtors, all Claims based upon guarantees of collection, payment or performance made by the Debtors as to the obligations of another Debtor or of any other Person shall be released and of no further force and effect; provided, however, that nothing herein shall affect the obligations of each of the Debtors under the Plan. The substantive consolidation provided for herein shall not affect the obligations of each and every Debtor to pay quarterly fees to the Office of the United States Trustee that may have come due prior to the Effective Date.

7.2.         Order Granting Substantive Consolidation.

Unless substantive consolidation has been approved by a prior order of the Bankruptcy Court, this Plan shall serve as a motion seeking entry of an order substantively consolidating the Debtors. Unless an objection to substantive consolidation is made in writing by any Creditor affected by the Plan as herein provided on or before the deadline to object to confirmation of the Plan, as an Order substantively consolidating these Chapter 11 Cases (which may be the Confirmation Order) may be entered by the Bankruptcy Court without a hearing. In the event any such objections are timely filed, a hearing with respect thereto shall be scheduled by the Bankruptcy Court, which hearing may, but need not, coincide with the hearing to consider Confirmation of the Plan.

7.3.         The Liquidation Trust.

(a)           Establishment of the Liquidation Trust. On or before the Effective Date, the Liquidation Trustee, the Debtors, the Committee on their own behalf and on behalf of holders of Allowed Administrative Expense Claims, Allowed Priority Tax Claims and Allowed Claims in Classes 1, 2, 3, 4, 5, 6, 7 and 8 shall execute the Liquidation Trust Agreement in substantially the form attached hereto as Exhibit B. and shall take all other steps necessary to establish the Liquidation Trust. The Liquidation Trust Agreement shall contain provisions customary to trust agreements utilized in comparable circumstances, including, but not limited to, any and all provisions necessary to govern the rights, powers, obligations and appointment and removal of the Liquidation Trustee and to ensure the treatment of the Liquidation Trust as a liquidating trust for federal income tax purposes. On the Effective Date, the Debtors shall transfer (as described in section 7.3(d) hereunder) to the Liquidation Trust all of their right, title, and interest in all of the Trust Assets (including, among others, the right to any undeliverable, time-barred or unclaimed distributions to holders of Allowed Claims and all Causes of Action), other than the Lenders’ Remaining Cash Collateral, free and clear of any lien, Claim or Equity Interest in such property of any other Person or entity except as provided in this Plan. After (i) allowance by the Bankruptcy Court of the Lenders’ 506(b) Applications, and the satisfaction of the Debtors’ obligations thereunder by application against the Lenders’ Cash Collateral, and (ii) the Debtors and/or the Liquidation Trustee’s termination of the cash management systems with Fleet, all amounts remaining of the Lenders’ Cash Collateral shall constitute Trust Asset and shall be promptly transferred to the Debtors’ Estate or the Liquidation Trust, as applicable, free and clear of any lien, Claim or Equity Interest in such property of any other Person or entity except as provided in the Plan. The Debtors or such other Persons that may have possession or control of such Trust Assets shall transfer possession or control of such Trust Assets to the Liquidation Trustee on the Effective Date and shall execute documents or instruments necessary to effectuate such transfers. For tax reporting purposes, the Liquidation Trust shall report on a December 31 fiscal year.

Notwithstanding anything in this Plan or the Disclosure Statement to the contrary, the Guaranteed FF&E Payment shall continue to be held in a segregated account (the “Segregated Account”) pending distribution in accordance with the terms of the January Letter Agreement. The Allowed Secured Claims of each of the FF&E Lienholders shall be reduced in an amount equal to the portion of the Guaranteed FF&E Payment allocated to that particular FF&E Lienholder pursuant to an agreement or court order entered in accordance with the January Letter Agreement. To the extent that the Allowed Secured Claims held by the FF&E Lienholders exceed the value of the Guaranteed FF&E Payment, no portion of the Guaranteed FF&E Payment shall become a Trust Asset. To the extent that the Allowed Secured Claims held by the FF&E Lienholders are less than the value of the Guaranteed FF&E Payment, any overage remaining in the Segregated Account shall vest in the Liquidation Trust following distribution of the Guaranteed FF&E Payment in accordance with the terms of the January Letter Agreement, or by further order of the Court.

(b)           Purpose of the Liquidation Trust. The Liquidation Trust shall be established for the sole purpose of liquidation and distributing the Trust Assets, in accordance with Treasury Regulation Section 301.7701-4(d), with no objective to continue or engage in the conduct of a trade or business. Subject to definitive guidance from the IRS, all parties shall treat the Liquidation Trust as a liquidating trust for all federal income tax purposes.

(c)           Funding of the Liquidation Trust. In accordance with the Liquidation Trust Agreement and any other agreements entered into in connection therewith, on the Effective Date, the Debtors shall transfer all Cash held by the Debtors to such account or accounts as may be designated by the Liquidation Trustee on behalf of the Liquidation Trust.

(d)           Treatment of Transfer of Assets.

(i)            The Transfer of the Trust Assets to the Liquidation Trust shall be made, as provided herein, for the benefit of the holders of Allowed Administrative Expense Claims, Allowed Priority Tax Claims and Allowed Claims in Classes 1, 2, 3, 4, 5, 6, 7 and 8, whether Allowed on or after the Effective Date. Upon the transfer of the Trust Assets, the Debtors shall have no further interest in or with respect to the Trust Assets or the Liquidation Trust.

(ii)           For all federal income tax purposes, all parties (including, without limitation, the Debtors, the Liquidation Trustee and the holders of Allowed Claims), shall treat the transfer of Trust Assets to the Liquidation Trust, in accordance with the terms of this Plan, as a transfer to the holders of Allowed Claims followed by a transfer by such holders to the Liquidation Trust, and the beneficiaries of such Liquidation Trust shall be treated as the grantors and owners thereof.

(e)           Liquidation of Assets, Responsibilities of Liquidation Trustee.

(i)            The Liquidation Trustee shall be designated in the Confirmation Order and in the Liquidation Trust Agreement and shall, at the direction of Liquidation Trust Committee, have the power to (i) prosecute for the benefit of the Liquidation Trust any Causes of Action, (ii) object to Disputed Claims, and (iii) administer the Trust Assets, (iv) prepare and file post-confirmation reports with the Office of the United States Trustee and pay quarterly fees, as required by 28 U.S.C. §1930(a)(6) and (v) otherwise perform the functions and take the actions provided for or permitted in the Liquidation Trust Agreement and the Plan. Any and all proceeds generated from the prosecution of any claims or Causes of Action of the Debtors shall constitute the property of the Liquidation Trust.

(ii)           The Liquidation Trustee may, at the direction of the Liquidation Trust Committee, request an expedited determination of taxes of the Liquidation Trust under Bankruptcy Code § 505 for all returns filed for, or on behalf of, the Liquidation Trust for all taxable periods through the dissolution of the Liquidation Trust.

(iii)         The Liquidation Trustee, at the direction of the Liquidation Trust Committee, shall wind up the remaining affairs of the Debtors, including the filing of all required tax returns and the handling of audits and shall have the right to request an expedited determination under Bankruptcy Code § 505(b) with respect to tax returns filed, or to be filed, for any and all taxable periods ending after the Commencement Date through, and including, the dissolution of the Debtors.

(f)            Valuation of Assets. As soon as possible after the Effective Date, but in no event later than sixty (60) days thereafter, (i) the Liquidation Trustee Shall make a good faith determination of the fair market value of the Trust Assets transferred to the Liquidation Trust, and (ii) the Liquidation Trustee shall apprise the holders of Allowed Claims in writing of such valuation. The valuation shall be used consistently by all parties (including, without limitation, the Liquidation Trustee and the holders of Allowed Claims) for all federal income tax purposes.

(g)           Investment Powers of the Liquidation Trustee and Permitted Cash Expenditures. The Liquidation Trustee, at the direction of the Liquidation Trust Committee, shall be permitted to make any investments that a Liquidation trust, within the meaning of Treasury Regulation section 301.7701-4(d), may be permitted to hold, pursuant to the Treasury Regulations, or any modification in the IRS guidelines, whether set forth in IRS rulings, other IRS pronouncements or otherwise. The liquidation Trustee, at the direction of the Liquidation Trust Committee, may expend the Cash of the Liquidation Trust (x) as reasonably necessary to meet contingent liabilities and to maintain the value of the respective the Trust Assets during liquidation, (y) to pay the respective reasonable administrative expenses (including, but not limited to, any taxes imposed on the Liquidation Trust) and (z) to satisfy other respective liabilities incurred by the Liquidation Trust in accordance with the Plan or the Liquidation Trust Agreement.

(h)           Annual Distribution; Withholding. The Liquidation Trustee shall distribute at least annually to the holders of the beneficial interests in the Liquidation Trust, in accordance with such holders’ relative beneficial interests in the Liquidation Trust, all Cash on hand; provided, however, that the Liquidation Trustee may retain such amounts (i) as are reasonably necessary to meet contingent liabilities and to maintain the value of the Trust Assets during liquidation, (ii) to pay reasonable administrative expenses (including, but not limited to, any taxes imposed on the Liquidation Trust or in respect of the assets of the Liquidation Trust) and (iii) to satisfy other liabilities incurred by the Liquidation Trust in accordance with the Plan or the Liquidation Trust Agreement. The Liquidation Trustee may withhold from amounts distributable to any Person any and all amounts, determined in the Liquidation Trustee’s reasonable sole discretion, the withholding of which is required by any law, regulation, rule, ruling, directive or other governmental requirement.

(i)            Reporting Duties. Subject to definitive guidance from the IRS or a court of competent jurisdiction to the contrary (including the receipt by the Liquidation Trustee of a private letter ruling if the Liquidation Trustee so requests one, or the receipt of an adverse determination by the IRS upon audit if not contested by the Liquidation Trustee), the Liquidation Trustee shall file returns for the Liquidation Trust as a grantor trust pursuant to Treasury Regulation section 1.671-4(a). The Liquidation Trustee shall also annually send to each holder of a beneficial interest in the Liquidation Trust a statement setting forth the holder’s share of items of income, gain, loss, deduction or credit and will instruct all such holders to report such items on their federal income tax returns. The Liquidation Trust’s taxable income will be allocated among the holders of beneficial trust interests Pro Rata based on their relative beneficial interests in the Liquidation Trust’s taxable income. The Liquidation Trustee shall file (or cause to be filed) any other statements, returns or disclosures relating to the Liquidation Trust that are required by any governmental unit.

(j)            Registry of Beneficial Interests. To evidence each holder’s beneficial interests in the Liquidation Trust, the Liquidation Trustee shall maintain a registry of such holders.

(k)           Termination. The Liquidation Trust shall terminate on the earlier of (i) five (5) years after the Effective Date, or (ii) the date on which all Trust Assets have been reduced to Cash or abandoned and all distributions required to be made under the Plan have been completed; provided, however, upon the motion of the Liquidation Trustee or another party in interest, without notice or a hearing, the Bankruptcy Court may extend the term of the Liquidation Trust, if necessary to facilitate or complete the liquidation of the Trust Assets or the distributions required to be made to the beneficiaries thereunder. Notwithstanding the foregoing, one or more extensions to the term of the Liquidation Trust can be obtained so long as Bankruptcy Court approval is obtained within six (6) months prior to the expiration of each extended term; provided, however, that the aggregate of all such extensions shall not exceed three (3) years, unless the Liquidation Trustee receives a favorable ruling from the IRS that any further extension would not adversely affect the status of the Liquidation Trust as a liquidating trust within the meaning of Treas. Reg. § 301.7701-4(d) for federal income tax purposes. Notwithstanding anything to the contrary in the Liquidation Trust Agreement, in no event shall the Liquidation Trustee unduly prolong the duration of the Liquidation Trust, and the Liquidation Trustee shall at all times endeavor to prosecute, direct, settle or compromise expeditiously the Causes of Action and objections to Claims, so as to distribute the Trust Assets to the beneficiaries and terminate the Liquidation Trust as soon as practicable in accordance with the Liquidation Trust Agreement. Upon the termination of the existence of this Liquidation Trust, any Cause of Action which has not been prosecuted, settled, compromised or adjudicated by the Liquidation Trustee will be extinguished and no Beneficiary shall have any rights or interest therein.

7.4.         Liability; Indemnification.

None of the Liquidation Trustee, the Liquidation Trust Committee, their respective members, designees, or Professionals, or any duly designated agent or representative of the Liquidation Trustee, or the Liquidation Trust Committee, or their respective employees, shall be liable for the act or omission of any other member, designee, agent, or representative of the Liquidation Trustee or the Liquidation Trust Committee, nor shall the Liquidation Trustee, or any member of the Liquidation Trust Committee be liable for any act or omission taken or omitted to be taken in its capacity as the Liquidation Trustee, or as a member of the Liquidation Trust Committee, respectively, other than acts or omissions resulting from the Liquidation Trustee’s or such member’s willful misconduct, gross negligence, bad faith or fraud. The Liquidation Trustee, or the Liquidation Trust Committee may, in connection with the performance of its functions, and in their sole and absolute discretion, consult with its attorneys, accountants, financial advisors and agents, and shall not be liable for any act taken, omitted to be taken, or suffered to be done in accordance with advice or opinions rendered by such Persons. Notwithstanding such authority, neither the Liquidation Trustee, nor the Liquidation Trust Committee shall be under any obligation to consult with its attorneys, accountants, financial advisors or agents, and their determination not to do so shall not result in the imposition of liability on the Liquidation Trustee or the Liquidation Trust Committee or, as applicable, their respective members and/or designees, unless such determination is based on willful misconduct, gross negligence, bad faith or fraud; provided, however, that the Liquidation Trustee shall have an obligation to consult with and perform at the direction of the Liquidation Trust Committee. The Liquidation Trust shall indemnify and hold harmless the Liquidation Trustee, the Liquidation Trust Committee and its members (acting in their capacity as such), and their respective designees and Professionals, and all duly designated agents and representatives thereof (in their capacity as such) (each an “Indemnified Party”), from and against and in respect of all liabilities, losses, damages, claims, costs and expenses, including, but not limited to attorneys’ fees and costs arising out of or due to their actions or omissions, or consequences of such actions or omissions with respect to the Liquidation Trust or the implementation or administration of the Plan; provided, however, that no such indemnification will be made to such Persons for such actions or omissions as a result of willful misconduct, gross negligence, bad faith or fraud.

7.5.         Appointment of a Liquidation Trustee and a Liquidation Trust Committee.

On or prior to the Confirmation Date, the Committee shall appoint a Liquidation Trustee. Additionally, on or prior to the Confirmation Date, the Committee shall appoint a three (3) to five (5) member Liquidation Trust Committee. The Liquidation Trustee shall consult with and obtain the consent of the Liquidation Trust Committee with respect to the matters set forth in the Trust Agreement. The Liquidation Trustee may be terminated at any time by the Liquidation Trust Committee. The Liquidation Trustee shall be deemed the Estates’ representative in accordance with Bankruptcy Code § 1123 and shall have all powers, authority and responsibilities specified in the Liquidation Trust Agreement, including, without limitation, the powers of a trustee under Bankruptcy Code §§ 704 and 1106 and Rule 2004 of the Bankruptcy Rules (including without limitation, commencing, prosecuting or settling Causes of Action and asserting claims, defenses, offsets and privileges), to the extent not inconsistent with the status of the Liquidation Trust as a liquidating trust within the meaning of Treas. Reg. § 301.7701-4(d) for federal income tax purposes. The Liquidation Trustee may retain and engage, in its discretion, and without Bankruptcy Court approval, such professionals and persons (who may include professionals and persons who had previously been employed by the Debtors or otherwise in the Chapter 11 Cases) as may be necessary to carry out the Liquidation Trustee’s duties, including, without limitation, accountants and other financial advisors and legal counsel.

7.6.         Net Liquidation Trust Recovery/Affirmative Obligations.

(a)           Net Judgment. Notwithstanding anything contained herein to the contrary, in the event that any creditor or defendant in litigation brought by the Liquidation Trustee for and on behalf of the Liquidation Trust (a “Defendant”) (1) is required by a Final Order to make payment to the Liquidation Trust (the “Judgment Amount”) and (2) (i) as a right of setoff under Bankruptcy Code § 553 or applicable non-bankruptcy law, (ii) has a claim for contribution or reimbursement or (iii) has incurred costs and expenses that would give rise to an enforceable claim against the Debtors or the Liquidation Trust of the same class as the claim of the Debtors or the Liquidation Trust (i.e., both are pre-petition or both are post-petition), each as determined by a Final Order (the aggregate amount of all such rights, claims, costs and expenses being referred to herein as the “Offset Amount”), such Defendant shall be obligated to pay only the excess, if any, of the amount of the Judgment Amount over the Offset Amount.

(b)           Affirmative Obligations. Notwithstanding anything contained herein to the contrary, in the event that a Defendant (1) has an Offset Amount and (2) the Offset Amount is in excess of the Judgment Amount, if any, (i) the Judgment Amount shall be setoff against the Offset Amount and shall not be paid to the Liquidation Trust by such Defendant, (ii) the Defendant shall be deemed to have a Disputed Claim that has become an Allowed Claim (in the amount of the excess of the Offset Amount over the Judgment Amount) and shall be entitled to receive the appropriate distribution from the Disputed Claims Reserve and subsequent

Distributions from the Liquidation Trust in accordance with the class of Claim as provided for under this Plan, and (iii) the Liquidation Trust shall have no liability with respect to such Offset Amount. Any Defendant having a Disputed Claim that has become Allowed under section 8.4(b) hereof shall not be permitted to recover thereon by execution, levy or similar procedures in respect to any judgment allowing such Claim, but shall receive a Distribution on account of such claim in accordance with the terms of this Plan on the Subsequent Distribution Date immediately after such judgment becomes final.

7.7.         Distribution Procedures.

Except as otherwise provided in the Plan, each initial distribution of Cash to a holder of an Allowed Claim (as adjusted to reflect any payment made on or before the Effective Date) shall be made as soon as practicable after the later of (a) the Effective Date and (b) the date such Claim becomes Allowed. Distributions required to be made on a particular date shall be deemed to have been made on such date if actually made on such date or as soon thereafter as practicable. No payments or other distributions or property shall be made on account of any Disputed Claim or portion thereof unless and until such Claim or portion thereof is Allowed by Final Order, or unless otherwise provided by order of the Bankruptcy Court or otherwise resolved by the parties in accordance with the Plan. Holders of Disputed Claims whose Claims ultimately become Allowed shall be bound, obligated and governed in all respects by the provisions of this Plan. All distributions to holders of Allowed Claims shall be in accordance with Article IV and as otherwise provided under the plan.

7.8.         Officers and Directors of the Debtors.

Upon the Effective Date, the then current directors and officers of the Debtors shall be relived of their positions and corresponding duties and obligations, and the Debtors’ employees shall be deemed terminated “without cause,” including for purposes of any employment agreements or severance obligations.

7.9.         Dissolution.

As soon as is reasonably practicable after the tenth Business Day following the Effective Date and upon the filling by or on behalf of the Debtors of a certification to that effect with the Bankruptcy Court; the Debtors shall be deemed dissolved for all purposes without the necessity for any other or further actions to be taken by or on behalf of each of the Debtors or payments to be made in connection therewith; provided, however, that the Debtors or the Liquidation Trustee shall file with the Office of the Secretary of State for their respective states of incorporation a certificate of dissolution which may be executed by the Liquidation Trustee or an officer of the Debtors without the need for approval by the Board of Directors or stockholders. This provision shall not affect the obligation of each and every Debtor to pay quarterly fees to the Office of the United States Trustee pursuant to 28 U.S.C. § 1930(a)(6) until such time as a particular Debtors’ case is closed, dismissed or converted.

7.10.       Cancellation of Securities.

On the Effective Date, all the agreements and other documents evidencing the Claims or rights of any holder of a Claim against the Debtors, including options or warrants to purchase

Equity Interests, obligating the Debtors to issue, transfer, or sell Equity Interests or any other capital stock of the Debtors, shall be cancelled; provided, however, that the capital stock of the Debtors will not be cancelled prior to dissolution.

7.11.       Corporate Action.

Upon the Effective Date, the Debtors shall perform each of the actions and effect each of the transfers required by the terms of the Plan, in the time period allocated therefore. The Debtors shall be authorized and directed, following completion of all disbursement, other transfers and other actions required by the Plan, to file their certificates of dissolution to cease the corporate existence of the Debtors. The filing of such certificates of dissolution shall be authorized and approved in all respects without further action under applicable law, regulation, order, or rule, including, without express or implied limitation, any action by the stockholders or the Board of Directors.

7.12.       Effectuating Documents and Further Transactions.

Each of the officers of the Debtors is authorized and directed to execute, deliver, file, or record such contracts, instruments, releases, indentures, and other agreements or documents, including without limitation, the Plan Documents, and take such actions as may be necessary or appropriate to effectuate and further evidence the terms and conditions of the Plan.

7.13.       Closing of the Chapter 11 Cases.

As soon as practicable following the dissolution of the Debtors in accordance with section 7.9 hereof, the Liquidation Trustee shall seek authority to close all of the Debtors’ Chapter 11 cases other than the Chapter 11 Case of ZB. When all Disputed Claims against the Debtors have become Allowed or have been disallowed by Final Order, and no controverted matter remains outstanding, the Liquidation Trustee shall seek authority from the Bankruptcy Court to close the Chapter 11 Case of ZB in accordance with the Bankruptcy Code and the Bankruptcy Rules.

ARTICLE VIII.

Procedures for Resolving and Treating Disputed Claims

8.1.         No Distribution Pending Allowance.

Notwithstanding any other provision of the Plan, no Cash or other property shall be distributed under the Plan on account of any Disputed Claim unless and until such Claim becomes Allowed.

8.2.         Resolution of Disputed Claims.

Unless otherwise ordered by the Bankruptcy Court after notice and a hearing, the Liquidation Trustee shall have the right to the exclusion of all others (except as to applications for allowances of compensation and reimbursement of expenses under Bankruptcy Code §§ 330 and 503) to make and file objections to Claims. The costs of pursuing the objections to Claims shall be borne by the Liquidation Trust. The Liquidation Trustee shall serve a copy of each objection upon the holder of the Claim to which the objection is made as soon as practicable, but in no event later than 180 days after the Confirmation Date; provided, however, that the Bankruptcy Court may extend such period upon motion by the Liquidation Trustee, without notice or a hearing. From and after the Confirmation Date, all objections shall be litigated to a Final Order except to the extent, subject to the approval of the Liquidation Trust Committee in accordance with the terms of the Liquidation Trust Agreement, the Liquidation Trustee elects to withdraw any such objection or the Liquidation Trustee and the claimant elect to compromise, settle or otherwise resolve any such objection, in which event they may settle, compromise or otherwise resolve any Disputed Claim without approval of the Bankruptcy Court.

8.3.         Estimation.

The Liquidation Trustee may request that the Bankruptcy Court estimate any Disputed Claim pursuant to Bankruptcy Code § 502(c) and the Bankruptcy Court shall retain jurisdiction to estimate any Claim at any time. In the event that the Bankruptcy Court estimates any Disputed Claim, that estimated amount may constitute either the Allowed amount of such Claim or a maximum limitation on such Claim, as determined by the Bankruptcy Court. If the estimated amount constitutes a maximum limitation on such Claim, the Disbursing Agent or the Liquidation Trustee may elect to pursue any supplemental proceedings to object to any ultimate payment of such Claim. On and after the Confirmation Date, Claims that have been estimated may be compromised, settled, withdrawn or otherwise resolved subsequently, without further order of the Bankruptcy Court.

8.4.         Disputed Claims Reserves.

(a)           Establishment of Disputed Claims Reserve. On the Effective Date or as soon thereafter as is reasonably practicable, the Liquidation Trustee shall establish and fund a separate Disputed Claims Reserve on account of each of the relevant Classes with a Pro Rata share of the Cash and other property that would have been distributable to holders of Disputed Claims in each such Class had such Disputed Claim, or such lesser amount as may be agreed to by the holder of the Disputed Claim on the one hand and the Liquidation Trustee on the other hand, or as may otherwise be estimated or determined by order of the Bankruptcy Court.

(b)           Distribution. Payments on any Disputed Claim that becomes an Allowed Claim shall be distributed by the Liquidation Trustee from the Disputed Claims Reserve on the first Subsequent Distribution Date after the Claim is Allowed. Distributions from the Disputed Claims Reserve in respect of each such Disputed Claim that becomes an Allowed Claim shall be made from the Disputed Claims Reserve to, and revest in, the general Liquidation Trust in an amount equal to the entire amount of Cash and other property set aside in the Disputed Claims Reserve on account of such Claim (less any taxes paid or withheld with respect to such amounts held in the Disputed Claims Reserve). The Liquidation Trustee shall then make a distribution from the Liquidation Trust to the holder of such Allowed Claim in an amount sufficient to pay the holder of such Claim the amount the holder would have been entitled to receive under the Plan if such Claim had been Allowed on the Effective Date or any Subsequent Distribution Date (less any taxes paid or withheld with respect to such amount held in the Disputed Claims Reserve). In addition, to the extent a Disputed Claim is disallowed in whole or in part, the Cash and other property that was set aside in the Disputed Claims Reserve (and subsequently distributed by the Liquidation Trustee from the Disputed Claims Reserve to the Liquidation Trust in accordance with the terms hereof) on account of the disallowed portion of such Disputed Claim shall be distributed Pro Rata to the other holders of Allowed Claims in the Class in respect of which such Disputed Claims Reserve was created; provided, however, that any property that was held in a Disputed Claims Reserve in respect of a Class of Claims that was not impaired by the Plan shall not be distributed Pro Rata to the other holders of Allowed Claims in such Class, but rather shall be distributed Pro Rata among the holders of Allowed Claims in Classes 8(a), 8(b) and 8(c) that were Allowed on the Effective Date or subsequently have become Allowed on or before such Subsequent Distribution Date to the extent as if such amount had been available for distribution as of the Effective Date in accordance with Article IV. No interest shall accrue or be paid on the unpaid amount of any distribution paid hereunder on a Subsequent Distribution Date. Distributions to each holder of a Disputed Claim that has become an Allowed Claim shall be made in accordance with Article IV.

(c)           Termination of Disputed Claims Reserve. Each Disputed Claims Reserve shall be closed and extinguished by the Liquidation Trustee when all distributions and other dispositions of Cash or other property required to be made therefrom under the Plan and the Liquidation Trust Agreement have been made. Upon closure of a Disputed Claims Reserve, all Cash and other property held in that Disputed Claims Reserve shall revest in the Liquidation Trust as a part of the general Liquidation Trust Assets and such Cash and property shall be distributed Pro Rata to the other holders of Allowed Claims in the Class in respect of which such Disputed Claims Reserve was created; provided, however, that any property held in a Disputed Claims Reserve in respect of a Class of Claims that was not impaired by the Plan shall not be distributed Pro Rata to the other holders of Allowed Claims in such Class, but rather shall be distributed Pro Rata among the holders of Allowed Claims in Classes 8(a), 8(b) and 8(c) that were Allowed on the Effective Date or subsequently have become Allowed on or before such Subsequent Distribution Date to the extent as if such amount had been available for distribution as of the Effective Date in accordance with Article IV.

ARTICLE IX.

Treatment of Executory Contracts and Unexpired Leases

9.1.         Approval of Rejection of Executory Contracts and Unexpired Leases.

All executory contracts and unexpired leases that exist between any of the Debtors and any person, whether or not previously listed by the Debtors on their respective Schedule G, shall be deemed rejected as of the Confirmation Date, except to the extent that any executory contract or unexpired lease (a) has been assumed or rejected pursuant to an order of the Bankruptcy Court entered prior to the Confirmation Date, or (b) as to which a motion for approval of the assumption of such contract or lease has been filed and served prior to the Confirmation Date.

9.2.         Approval of Rejection of Executory Contracts and Unexpired Leases.

Entry of the Confirmation Order shall constitute approval pursuant to Bankruptcy Code § 365(a) of the rejection of executory contracts and unexpired leases rejected pursuant to the Plan.

9.3.         Bar Date for Filling Profits of Claim Relating to Executory Contracts and Unexpired Leases Related Pursuant to the Plan.

Claims arising out of the rejection of an executory contract or unexpired lease pursuant to the Plan must be filed with the Bankruptcy Court no later than forty-five (45) days after the confirmation Date. Any Claims not filed within such applicable time period will be forever barred.

ARTICLE X.

RELEASES

10.1.       Releases by Holders of Claims.

On the Effective Date, each holder of Claim who voted in favor of the Plan shall be deemed to unconditionally release and forever waive all claims, debts, obligations, demands, liabilities, suits, judgments, damages, rights, and Causes of Action, whatsoever (other than the right to enforce the obligations under the Plan and the contracts, instruments, releases, and other agreements and documents delivered thereunder), whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, then existing or thereafter arising, in law, equity of otherwise that are based in whole or in part upon any transactions or matters with the Debtors, their estates or in connection with the Chapter 11 Cases, the Plan or the Disclosure Statement that occurred or could have occurred on or prior to the Effective Date against (i) any Debtor, (ii) any affiliates or subsidiaries of the Debtors (which release and waiver will be in addition to the discharge of Claims and termination of Interests in accordance with the Plan, the Confirmation Order and the Bankruptcy Code), (iii) the Committee, (iv) each member of the Committee, (v) the Agent and the Leaders, and (vi) the respective directors, officers, members, partners, stockholders, attorneys, accountants, investment bankers, consultants, advisors and other representatives of (i) through (v), above, acting in such respective capacities.

ARTICLE XI.

Effects of Confirmation

11.1.       Vesting of Assets.

(a)           As of the Effective Date, the property of the Debtors’ Estates shall vest in the Liquidation Trust and shall be distributed in accordance with this Plan except as provided herein with respect to (i) the Guaranteed FF&E Payment, which shall be distributed in accordance with the terms of the January Letter Agreement and (ii) the Lenders’ Remaining Cash Collateral.

(b)           As of the Effective Date, all assets of the Debtors shall be free and clear of all Claims, except as provided in the Plan or the Confirmation Order.

11.2.       Binding Effect.

Except as provided in Bankruptcy Code § 1141(d)(3), on and after the Confirmation Date, the provisions of the Plan shall bind any holder of a Claim against, or Equity Interest in, the Debtors and their respective successors and assigns, whether or not the Claim or Equity Interest of such holder is impaired under the Plan and whether or not such holder has accepted the Plan.

11.3.       Term of Injunctions or Stays.

Unless otherwise provided in the Plan, all injunctions or stays in the Chapter 11 Cases pursuant Bankruptcy Code §§ 105 or 362, or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until the closing of the Chapter 11 Cases.

11.4.       Rights of Action.

Except as otherwise provided elsewhere in the Plan or by Final Order of the Court, on and after the Effective Date, the Liquidation Trustee, on behalf of the Liquidation Trust, will have the exclusive right to enforce any and all present or future rights or claims against any Person and rights of the Debtors that arose before or after the Effective Date, including, but not limited to, any Causes of Action. On or after the Effective Date, the Liquidation Trustee, on behalf of the Liquidation Trust, may pursue, abandon, settle or release any or all such rights of action, as it deems appropriate without the need to obtain approval or any other or further relief from the Bankruptcy Court. The Liquidation Trustee, on behalf of the Liquidation Trust, may, in its sole discretion, offset any such claim held against a person against any payment due such person under the Plan; provided, however, that any claims of the Debtors arising before the Commencement Date shall first be offset against Claims against the Debtors arising before the Commencement Date.

11.5.       Exculpation.

Neither the Debtors, the Committee, the Unofficial Committee nor any of their respective members, officers, directors, employees, attorneys, representatives, financial advisors, investment bankers, advisors or agents, in their capacities as such, shall have or incur any liability to any holder of a Claim or Equity Interest for any act or omission in connection with, or arising out of, the Chapter 11 Cases, the pursuit of confirmation of the Plan, the consummation of the Plan or the administration of the Plan or the property to be respects, such parties shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under the Plan.

11.6.       Injunction.

On and after the Confirmation Date, except as provided in the Plan or the Confirmation Order, all Persons that have held, currently hold or may hold a Claim, Equity Interest, or other debt or liability that is addressed in the Plan are permanently enjoined from taking any of the following actions on account of any such Claims, Equity Interests, or other debts or liabilities, other than actions brought to enforce any rights or obligations under the Plan: (i) commencing or continuing in any manner any action or other proceedings against the Debtors or their respective properties that was or could have been commenced prior to the Effective Date; (i) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order against the Debtors or their respective properties; (iii) creating, perfecting or enforcing any lien or encumbrance against the Debtors or their respective properties; (iv) asserting a setoff of any kind against any debt, liability or obligation due to the Debtors or their respective properties; and (v) commencing or continuing, in any manner or any place, any action that does not comply with or is inconsistent with the provisions of the Plan or the Confirmation Order.

ARTICLE XII.

Retention of Jurisdiction

12.1.       Jurisdiction of Bankruptcy Court.

The Bankruptcy Court shall retain jurisdiction of all matters arising under, arising out of, or related to, the Chapter 11 Cases and the Plan in accordance with Bankruptcy Coded §§ 105 and 1142 and for, among other things, the following purposes:

(a)           To hear and determine any motions for the assumption, assumption and assignment or rejection of executory contracts or unexpired leases, and the allowance of any Claims resulting therefrom;

(b)           To determine any and all pending adversary proceedings, applications, and contested matters;

(c)           To determine and hear any and all Avoidance Actions;

(d)           To hear and determine any objections to any Claims;

(e)           To enter and implement such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, revoked, modified, or vacated;

(f)            To issue such orders in aid of execution of the Plan to the extent authorized by the Bankruptcy Code § 1142;

(g)           To consider any modifications of the Plan, to cure any defect or omission, or reconcile any inconsistency in any order of the Bankruptcy Court, including, without limitation, the Confirmation Order;

(h)           To hear and determine all applications for compensation and reimbursement of expenses of Professionals under Bankruptcy Code §§ 330, 331 and 503(b);

(i)            To recover all assets of the Debtors and property of the Estates wherever located;

(j)            To hear and determine disputes arising in connection with the interpretation, implementation or enforcement of the Plan;

(k)           To hear and determine matters concerning state, local, and federal taxes in accordance with Bankruptcy Code §§ 346, 505 and 1146 (including any requests for expedited determination under Bankruptcy Code § 505(b) filed, or to be filed, with respect to tax returns for any and all taxable periods of the Debtors ending after the Commencement Date through the closing of the Chapter 11 Cases and, with respect to the Liquidation Trust for all taxable periods through the termination of such trust);

(l)            To hear any other matter consistent with the provisions of the Bankruptcy Code; and

(m)          To enter a final decree closing the Chapter 11 Cases.

ARTICLE XIII.

Miscellaneous Provisions

13.1.       Dissolution of the Committee.

On the Effective Date, the Committee shall be dissolved and the members thereof shall be released and discharged of and from all further authority, duties, responsibilities, and obligations related to and arising from and in connection with the Chapter 11 Cases, and the retention or employment of the Committee’s attorneys, accountants, and other agents, shall terminate; provided, however, the Committee shall exist after such date with respect to (i) applications filed pursuant to Bankruptcy Code §§ 330 and 331, including appeals therefrom; (ii) motions seeking the enforcement of the Plan or Confirmation Order and (iii) any matters pending as of the Effective Date, until such matters are finally resolved.

13.2.       Effectuating Documents and Further Transactions.

The Liquidation Trustee is authorized and directed to execute, deliver, file, or record such contracts, instruments, releases, indentures and other agreements or documents and take such actions as may be reasonably necessary or appropriate to effectuate and further evidence the terms and conditions of the Plan.

13.3.       Exemption from Transfer Taxes.

Pursuant to Bankruptcy Code § 1146(c), the assignment or surrender of any lease or sublease, or the delivery of any deed or other instrument of transfer under, in furtherance of, or in connection with the Plan, including any deeds, bills of sale or assignments executed in connection with any disposition of assets contemplated by the Plan shall not be subject to any stamp tax or other similar tax.

13.4.       Post-Effective Date Fees and Expenses.

After the Effective Date, the Liquidation Trustee shall, in the ordinary course of business and without the necessity for any approval by the Bankruptcy Court, pay from the Trust Assets the reasonable fees and expenses of the Professionals employed by the Debtors, the Committee and the Liquidation Trustee in connection with the implementation and consummation of the Plan, the claims reconciliation process and any other mattes as to which such Professionals may be engaged. The fees and expenses of such professionals shall be paid within ten (10) Business Days after submission of a detailed invoice therefor to the Liquidation Trustee and the Liquidation Trust Committee. If the Liquidation Trustee or the Liquidation Trust Committee disputes the reasonableness of any such invoice, the Liquidation Trustee shall timely pay the undisputed portion of such invoice, and the Liquidation Trustee or the affected Professional may submit such dispute to the Bankruptcy Court for a determination of the reasonableness of such invoice.

13.5.       Payment of Statutory Fees.

All fees payable pursuant to Chapter 123 of title 28, United States Code, as determined by the Bankruptcy Court on the Confirmation Date, shall be paid on the Effective Date. Any statutory fees accruing after the Confirmation Date shall constitute a Non-Professional Administrative Expense Claims and be paid in accordance with section 2.1 of the Plan.

13.6.       Modification of Plan.

The Debtors and the Committee reserve the right, in accordance with the Bankruptcy Code and the Bankruptcy Rules, to amend or modify the Plan at any time prior to the entry of the Confirmation Order. After the entry of the Confirmation Order, the Debtors and the Committee may, upon order of the Bankruptcy Court, amend or modify the Plan, in accordance with Bankruptcy Code § 1127(b), or remedy any defect or omission or reconcile any inconsistency in the Plan in such manner as may be necessary to carry out the purpose and intent of the Plan. A holder of an Allowed Claim that is deemed to have accepted the Plan shall be deemed to have accepted the Plan as modified if the proposed modification does not materially and adversely change the treatment of the Claim of such holder.

13.7.       Withdrawal or Revocation.

The Debtors and the Committee may withdraw or revoke the Plan at any time prior to the Confirmation Date. If the Debtors and the Committee revoke or withdraw the Plan prior to the Confirmation Date, or if the Confirmation Date does not occur, then the Plan shall be deemed null and void. In such event, nothing contained herein shall be deemed to constitute a waiver or release of any Claim by or against the Debtors or any other person or to prejudice in any manner the rights of the Debtors or any other person in any further proceedings involving the Debtors.

13.8.       Courts of Competent Jurisdiction.

If the Bankruptcy Court abstains from exercising, or declines to exercise, jurisdiction or is otherwise without jurisdiction over any matter arising out the Plan, such abstention, refusal or failure of jurisdiction shall have no effect upon and shall not control, prohibit or limit the exercise of jurisdiction by any other court having competent jurisdiction with respect to such matter.

13.9.       Notices

Any notices to or requests by parties in interest under or in connection with the Plan shall be in writing and served either by (a) certified mail, return receipt requested, postage prepaid, (b) hand delivery, or (c) reputable overnight delivery service, all charges prepaid, and shall be deemed to have been given when received by the following parties:

To the Liquidation Trustee:

Jerry Kollar
460 East Swedesford Road
Suite 2010
Wayne, PA 19087

with copies to:

Attorneys for the Debtors:

David W. Levene, Esq.	Mark D. Collins, Esq.
Anne E. Wells, Esq.	Rebecca L. Booth, Esq.
LEVENE, NEALE, BENDER,	RICHARDS, LAYTON & FINGER, P.A.
RANKIN & BRILL, LLP	One Rodney Square
1801 Avenue of the Stars, Suite 1120	P.O. Box 551
Los Angeles, California 90067	Wilmington, Delaware 19899

- and -

Attorneys for the Committee:

Paul Traub, Esq.	Robert J. Dehney, Esq.
Michael Fox, Esq.	Gregory W. Werkheiser, Esq.
Wendy G. Marcari, Esq.	MORRIS, NICHOLS ARSHT & TUNNELL
TRAUB BONACQUIST & FOX LLP	1201 N. Market Street
655 Third Avenue	P.O. Box 1347
New York, New York 10017	Wilmington, Delaware 19899-1347

13.10.     Successors and Assigns.

The rights, benefits and obligations of any Person named or referred to in this Plan shall be binding upon and inure to the benefit of any heir, executor, administrator, successor, or assignee of such Person.

13.11.     Severability.

In the event that the Bankruptcy Court determines, prior to the Confirmation Date, that any provision of the Plan is invalid, void or unenforceable, the Bankruptcy Court shall, with the consent of the Debtors, the Committee, have the power to alter and interpret such term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void or unenforceable, and such term or provision shall then be applicable as altered or interpreted. Notwithstanding any such holding, alteration or interpretation, the remainder of the terms and provisions of the Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated by such holding, alteration or interpretation. The Confirmation Order shall constitute a judicial determination and shall in no way be affected, impaired or invalidated by such holding, alteration or interpretation. The Confirmation Order shall provide that each term and provision of the Plan, as it may have been altered or interpreted in accordance with the foregoing, is valid and enforceable pursuant to its terms.

13.12.     Governing Law.

Except to the extent the Bankruptcy Code or Bankruptcy Rules are applicable, the rights and obligations arising under the Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

13.13.     Conflicts with Liquidation Trust Agreement.

In the event of a conflict between the terms of the Plan and the Liquidation Trust Agreement, the Plan shall control.

13.14.     Headings.

Headings are used in the Plan for convenience and reference only, and shall not constitute a part of the Plan for any other purpose.

13.15.     Exhibits.

All Exhibits and Schedules to the Plan are incorporated into and are a part of the Plan as if set forth in full herein.

Dated: September 1, 2004

Respectfully submitted,

Children’s Books & Toys, Inc.
f/k/a FAO, Inc.
(on behalf of itself and all Debtors)

	By:	/s/ Jerry Kollar
Jerry Kollar
Senior Vice President, Finance and Controller
of Children’s Books & Toys, Inc.
f/k/a FAO, Inc.

and

Official Committee of Unsecured Creditors

	By:	/s/ Nelson P. Delrosario
Nelson P. Delrosario
SR. MGR – LEGO SYSTEMS, INC.

EXHIBIT A

RECLAMATION CLAIMS

Claimant	Demand Date	Invoice	PO	Amount	Date Goods Received	Amount of goods received within 10 days of demand date	Estimated amount sold by demand date	Allowed Reclamation Amount
Action Products	11/13/2003	0025088	400447	4,084.20	10/10/2003	—	—	—
Action Products	11/13/2003	0025089	400432	8,028.06	10/02/2003	—	—	—
Action Products	11/13/2003	0025197	413426	4,878.00	10/16/2003	—	—	—
Action Products	11/13/2003	0025198	413425	13,635.00	10/14/2003	—	—	—
Action Products	11/13/2003	0025209	412370	4,393.75	10/29/2003	—	—	—
Action Products	11/13/2003	0025210	412369	10,450.00	10/17/2003	—	—	—
Action Products	11/13/2003	0025373	414633	315.00	11/13/2003	315.00	—	315.00
Action Products	11/13/2003	0025374	414631	315.00	11/01/2003	—	—	—
Action Products	11/13/2003	0025375	414632	180.00	11/13/2003	180.00	—	180.00
Action Products	11/13/2003	0025377	414630	270.00	11/13/2003	270.00	—	270.00
Action Products	11/13/2003	0025378	414629	324.00	11/13/2003	324.00	—	324.00
Action Products	11/13/2003	0025379	414627	288.00	11/07/2003	288.00	130.00	158.00
Action Products	11/13/2003	0025381	414628	378.00	11/04/2003	378.00	255.00	123.00
Action Products	11/13/2003	0025384	414626	423.00	10/27/2003	—	—	—
Action Products	11/13/2003	0025387	414834	315.00	11/07/2003	315.00	142.00	173.00
Action Products	11/13/2003	0025441	397137	10,559.04	11/04/2003	10,559.04	2,640.00	7,919.04
Action Products	11/13/2003	0025442	397136	23,996.16	10/24/2003	—	—	—
Action Products	11/13/2003	0025490	405840	9,660.60	11/04/2003	9,660.60	2,415.00	7,245.60
Action Products	11/13/2003	0025570	415532	6,197.28	10/28/2003	—	—	—
Action Products	11/13/2003	0025574	405839	21,741.30	10/29/2003	—	—	—
Action Products	11/13/2003	0025630	415531	14,007.48	10/29/2003	—	—	—
Action Products	11/13/2003	0025962	413020	34,770.00	11/10/2003	34,770.00	—	34,770.00
Action Products	11/13/2003	0026008	397128	2,318.00	11/06/2003	2,318.00	—	2,318.00
Action Products	11/13/2003	0026035	405417	18,949.65	11/06/2003	18,949.65	—	18,949.65
Action Products	11/13/2003	0026037	400432	1,890.00	11/06/2003	1,890.00	—	1,890.00
Action Products	11/13/2003	0026038	400447	990.00	11/06/2003	990.00	—	990.00
Action Products	11/13/2003	0026073	417301	1,162.80	11/10/2003	1,162.80	—	1,162.80
Action Products	11/13/2003	0026082	417300	3,368.70	11/05/2003	3,368.70	421.00	2,947.70
Action Products Total				197,888.02		85,738.79	6,003.00	79,735.79
AEC	11/10/2003	PJB12914731	417588	591.00	11/06/2003	591.00	—	591.00
AEC	11/10/2003	PJB13133773	401051	1,789.50	10/13/2003	—	—	—
AEC	11/10/2003	PJB13143301	397910	930.00	10/09/2003	—	—	—
AEC	11/10/2003	PJB13143302	397911	495.00	10/10/2003	—	—	—
AEC	11/10/2003	PJB13192475	405758	2,530.50		—	—	—
AEC	11/10/2003	PJB13208530	405757	8,676.00	10/16/2003	—	—	—
AEC	11/10/2003	PJB13208531	407653	39,690.00	10/17/2003	—	—	—
AEC	11/10/2003	PJB13208539	407652	8,452.50	10/18/2003	—	—	—
AEC	11/10/2003	PJB13208546	407654	26,460.00	10/23/2003	—	—	—
AEC	11/10/2003	PJB13219292	405758	2,656.80	10/18/2003	—	—	—
AEC	11/10/2003	PJB13221607	405757	9,298.80	10/16/2003	—	—	—
AEC	11/10/2003	PJB13261871	413471	55,945.05	10/25/2003	—	—	—
AEC	11/10/2003	PJB13261872	413474	22,588.35	10/24/2003	—	—	—
AEC	11/10/2003	PJB13398848	413504	1,638.00	10/31/2003	1,638.00	614.00	1,024.00
AEC	11/10/2003	PJB13398958	413506	1,503.00	11/03/2003	1,503.00	—	1,503.00
AEC Total				183,244.50		3,732.00	614.00	3,118.00
Fisher Price	11/11/2003	3255741	411900	2,698.20	10/09/2003	—	—	—
Fisher Price	11/11/2003	3255747	398752	2,833.11	10/13/2003	—	—	—
Fisher Price	11/11/2003	3255753	413487	16,120.32	10/13/2003	—	—	—
Fisher Price	11/11/2003	3255739	405576	13,994.40	10/09/2003	—	—	—
Fisher Price	11/11/2003	3255739-N10		(6,997.20)	10/09/2003	—	—	—
Fisher Price	11/11/2003	3255740	405649	11,923.41	10/09/2003	—	—	—
Fisher Price	11/11/2003	3255740-N10		(5,961.71)	10/06/2003	—	—	—
Fisher Price	11/11/2003	3255742	412805	8,994.00	10/09/2003	—	—	—
Fisher Price	11/11/2003	3255742-N10		(4,497.00)	10/09/2003	—	—	—
Fisher Price	11/11/2003	3255744	398754	42,465.40	10/13/2003	—	—	—
Fisher Price	11/11/2003	3255744-N10		(21,232.70)	10/13/2003	—	—	—
Fisher Price	11/11/2003	3255746	398634	3,829.88	10/13/2003	—	—	—
Fisher Price	11/11/2003	3255746-N10		(1,919.94)	10/13/2003	—	—	—
Fisher Price	11/11/2003	3255748	398754	18,183.00	10/28/2003	—	—	—
Fisher Price	11/11/2003	3255748-N10		(9,091.50)	10/13/2003	—	—	—
Fisher Price	11/11/2003	3255749	401408	2,314.00	10/13/2003	—	—	—
Fisher Price	11/11/2003	3255749-N10		(1,157.00)	10/13/2003	—	—	—
Fisher Price	11/11/2003	3255750	401412	9,617.20	10/13/2003	—	—	—
Fisher Price	11/11/2003	3255750-N10		(4,808.60)	10/13/2003	—	—	—
Fisher Price	11/11/2003	3255751	401416	10,334.09	10/13/2003	—	—	—
Fisher Price	11/11/2003	3255751-N10		(5,167.05)	10/13/2003	—	—	—
Fisher Price	11/11/2003	3255752	401876	24,055.79	10/13/2003	—	—	—
Fisher Price	11/11/2003	3255752-N10		(12,027.90)	10/13/2003	—	—	—
Fisher Price	11/11/2003	3256514	398635	2,426.26	10/08/2003	—	—	—
Fisher Price	11/11/2003	3256515	398753	5,846.10	10/08/2003	—	—	—
Fisher Price	11/11/2003	3256515-N10		(2,923.05)	10/08/2003	—	—	—
Fisher Price	11/11/2003	3256516	398755	9,605.36	10/08/2003	—	—	—
Fisher Price	11/11/2003	3256516-N10		(4,802.68)	10/08/2003	—	—	—

Claimant	Demand Date	Invoice	PO	Amount	Date Goods Received	Amount of goods received within 10 days of demand date	Estimated amount sold by demand date	Allowed Reclamation Amount
Fisher Price	11/11/2003	3256517	401410	962.00	10/08/2003	—	—	—
Fisher Price	11/11/2003	3256517-N10		(481.00)	10/08/2003	—	—	—
Fisher Price	11/11/2003	3256518	401415	4,554.28	10/08/2003	—	—	—
Fisher Price	11/11/2003	3256518-N10		(4,554.28)	10/08/2003	—	—	—
Fisher Price	11/11/2003	3256519	405650	2,924.61	10/01/2003	—	—	—
Fisher Price	11/11/2003	3256519-N10		(1,462.31)	10/01/2003	—	—	—
Fisher Price	11/11/2003	3256520	411901	1,798.80	10/08/2003	—	—	—
Fisher Price	11/11/2003	3256520-N10		(899.40)	10/08/2003	—	—	—
Fisher Price	11/11/2003	3256521	412806	8,994.00	10/08/2003	—	—	—
Fisher Price	11/11/2003	3256521-N10		(4,497.00)	10/08/2003	—	—	—
Fisher Price	11/11/2003	3256522	413489	9,697.38	10/08/2003	—	—	—
Fisher Price	11/11/2003	3256522-N10		(4,848.69)	10/08/2003	—	—	—
Fisher Price	11/11/2003	3256528	395446	2,248.50	10/27/2003	—	—	—
Fisher Price	11/11/2003	3256528-N10		(1,124.25)		—	—	—
Fisher Price	11/11/2003	3256529	397490	2,370.00	10/24/2003	—	—	—
Fisher Price	11/11/2003	3256529-N10		(1,185.00)		—	—	—
Fisher Price	11/11/2003	3256530	397558	2,068.62	10/16/2003	—	—	—
Fisher Price	11/11/2003	3256530-N10		(1,034.31)		—	—	—
Fisher Price	11/11/2003	3256531	398755	28,394.26	10/09/2003	—	—	—
Fisher Price	11/11/2003	3256531-N10		(14,197.13)	10/09/2003	—	—	—
Fisher Price	11/11/2003	3256532	401423	4,813.74	10/09/2003	—	—	—
Fisher Price	11/11/2003	3256532-N10		(2,406.87)		—	—	—
Fisher Price	11/11/2003	3256533	401877	16,542.78	10/09/2003	—	—	—
Fisher Price	11/11/2003	3256533-N10		(8,271.39)		—	—	—
Fisher Price	11/11/2003	3256534	405578	5,997.60	10/09/2003	—	—	—
Fisher Price	11/11/2003	3256534-N10		(2,998.80)		—	—	—
Fisher Price	11/11/2003	3269702	398755	7,037.99	10/27/2003	—	—	—
Fisher Price	11/11/2003	3269702-N10		(3,519.00)		—	—	—
Fisher Price	11/11/2003	3269703	401415	239.70	10/24/2003	—	—	—
Fisher Price	11/11/2003	3269703-N10		(119.85)		—	—	—
Fisher Price	11/11/2003	3269704	401423	1,813.50	10/23/2003	—	—	—
Fisher Price	11/11/2003	3269704-N10		(906.75)		—	—	—
Fisher Price	11/11/2003	3269705	413858	4,201.30	10/24/2003	—	—	—
Fisher Price	11/11/2003	3269705-N10		(2,100.85)		—	—	—
Fisher Price	11/11/2003	3269706	414290	27,650.00	10/24/2003	—	—	—
Fisher Price	11/11/2003	3269706-N10		(13,825.00)		—	—	—
Fisher Price	11/11/2003	3269707	395446	2,968.02	10/24/2003	—	—	—
Fisher Price	11/11/2003	3269708	413860	20,397.00	11/17/2003	—	—	—
Fisher Price	11/11/2003	3269708-N10		(10,198.50)	11/17/2003	—	—	—
Fisher Price	11/11/2003	3273329	398752	6,520.65	10/06/2003	—	—	—
Fisher Price	11/11/2003	3273330	398754	8,893.92	10/10/03	—	—	—
Fisher Price	11/11/2003	3273331	401412	191.76	10/28/2003	—	—	—
Fisher Price	11/11/2003	3273332	401416	3,763.50	10/28/2003	—	—	—
Fisher Price	11/11/2003	3273333	413854	15,445.40	10/28/2003	—	—	—
Fisher Price	11/11/2003	3273334	414289	51,350.00	10/28/2003	—	—	—
Fisher Price	11/11/2003	3277901	398755	6,213.78	10/30/2003	—	—	—
Fisher Price	11/11/2003	3277902	401410	3,341.54	10/30/2003	—	—	—
Fisher Price	11/11/2003	3277903	401415	3,067.53	10/30/2003	—	—	—
Fisher Price	11/11/2003	3277904	401423	4,430.42	10/30/2003	—	—	—
Fisher Price	11/11/2003	3277905	405652	4,499.40	10/30/2003	—	—	—
Fisher Price	11/11/2003	3277906	407802	1,296.00	10/30/2003	—	—	—
Fisher Price	11/11/2003	3277907	408161	2,687.04	10/30/2003	—	—	—
Fisher Price	11/11/2003	3277908	410074	7,073.56	10/30/2003	—	—	—
Fisher Price	11/11/2003	3277909	411903	2,518.32	10/30/2003	—	—	—
Fisher Price	11/11/2003	3277910	413493	6,746.61	10/30/2003	—	—	—
Fisher Price	11/11/2003	3277911	415612	17,690.22	10/30/2003	—	—	—
Fisher Price	11/11/2003	3277912	415868	11,435.64	10/30/2003	—	—	—
Fisher Price	11/11/2003	3277917-N10	397561	482.77		—	—	—
Fisher Price	11/11/2003	3277917-N10		(482.77)		—	—	—
Fisher Price	11/11/2003	3277918-N10	397613	202.50		—	—	—
Fisher Price	11/11/2003	3277918-N10		(202.50)		—	—	—
Fisher Price	11/11/2003	3277919-N10	397867	614.85		—	—	—
Fisher Price	11/11/2003	3277919-N10		(614.85)		—	—	—
Fisher Price	11/11/2003	3277920-N10	410027	110.96	10/04/2003	—	—	—
Fisher Price	11/11/2003	3277920-N10		(110.96)	10/04/2003	—	—	—
Fisher Price	11/11/2003	3280618	398754	9,346.66	10/13/2003	—	—	—
Fisher Price	11/11/2003	3280619	401416	12,336.98	11/03/2003	12,336.98	1,542.00	10,794.98
Fisher Price	11/11/2003	3280620	415631	41,973.74	11/13/2003	—	—	—
Fisher Price	11/11/2003	3280621	401408	4,984.44	11/03/2003	4,984.44	623.00	4,361.44
Fisher Price	11/11/2003	3280622	401412	5,691.27	11/03/2003	5,691.27	711.00	4,980.27
Fisher Price	11/11/2003	3280623	405651	10,798.56	11/03/2003	10,798.56	1,350.00	9,448.56
Fisher Price	11/11/2003	3280624	408160	3,646.56	11/03/2003	3,646.56	456.00	3,190.56
Fisher Price	11/11/2003	3280625	410056	7,073.56	11/03/2003	7,073.56	884.00	6,189.56

Claimant	Demand Date	Invoice	PO	Amount	Date Goods Received	Amount of goods received within 10 days of demand date	Estimated amount sold by demand date	Allowed Reclamation Amount
Fisher Price	11/11/2003	3280626	411902	3,777.48	11/03/2003	3,777.48	472.00	3,305.48
Fisher Price	11/11/2003	3280627	413492	10,866.51	11/03/2003	10,866.51	1,358.00	9,508.51
Fisher Price	11/11/2003	3280628	414337	1,558.44	11/03/2003	1,558.44	195.00	1,363.44
Fisher Price	11/11/2003	3280629	415867	16,627.80	11/03/2003	16,627.80	2,078.00	14,549.80
Fisher Price	11/11/2003	3283203	408161	959.52	11/05/2003	959.52	—	959.52
Fisher Price Total				468,506.90		78,321.12	9,669.00	58,652.12
Happy Dogs Toys	12/03/2003	90357689	411325	1,476.00	09/26/2003	—	—	—
Happy Dogs Toys	12/03/2003	90359843	411445	1,301.28	10/09/2003	—	—	—
Happy Dogs Toys	12/03/2003	90361118	413625	5,954.36	10/21/2003	—	—	—
Happy Dogs Toys	12/03/2003	90365607	413625	739.54	11/05/2003	—	—	—
Happy Dogs Toys Total				9,471.18		—	—	—
Hasbro	11/10/2003	3368016	414608	159.00		—	—	—
Hasbro	11/10/2003	3369416	404697	11,828.04	10/22/2003	—	—	—
Hasbro	11/10/2003	3369417	414053	1,351.50	10/16/2003	—	—	—
Hasbro	11/10/2003	3384990	416911	25,685.50		—	—	—
Hasbro	11/10/2003	3387096	416911	34,732.55		—	—	—
Hasbro	11/10/2003	3387097	416055	5,520.00		—	—	—
Hasbro	11/10/2003	3392610	417596	51,340.71		—	—	—
Hasbro	11/10/2003	3395050	416054	11,280.00		—	—	—
Hasbro Total				141,897.30		—	—	—
International Playthings	11/07/2003	222796	408796	3,850.02	10/31/2003	3,850.02	—	3,850.02
International Playthings	11/07/2003	222797	408798	1,283.40	11/06/2003	1,283.40	—	1,283.40
International Playthings	11/07/2003	225822	413768	8,137.50	10/31/2003	8,137.50	—	8,137.50
International Playthings	11/07/2003	225827	413769	616.59	11/06/2003	616.59	—	616.59
International Playthings	11/07/2003	226775	402455	3,019.71	11/07/2003	3,019.71	—	3,019.71
International Playthings	11/07/2003	227779	415746	3,557.25	11/06/2003	3,557.25	—	3,557.25
International Playthings	11/07/2003	227922	415874	474.30	11/03/2003	474.30	142.00	332.30
International Playthings	11/07/2003	227938	415884	474.30		—	—	—
International Playthings	11/07/2003	228267	416697	4,394.25	11/06/2003	4,394.25	—	4,394.25
International Playthings	11/11/2003	229834	415876	474.30	11/11/2003	474.30	—	474.30
International Playthings	11/11/2003	229835	415877	474.30		—	—	—
International Playthings	11/11/2003	229836	415878	474.30	11/13/2003	—	—	—
International Playthings	11/11/2003	229837	415879	474.30	11/25/2003	—	—	—
International Playthings	11/11/2003	229838	415880	474.30	11/11/2003	474.30	—	474.30
International Playthings	11/11/2003	229839	415881	474.30		—	—	—
International Playthings	11/11/2003	229840	415882	474.30		—	—	—
International Playthings	11/07/2003	216999-01	398855	2,790.00	11/06/2003	2,790.00	—	2,790.00
International Playthings Total				31,917.42		29,071.62	142.00	28,929.62
Lights, Camera	11/07/2003	458027	407641	$268.92	11/03/2003	268.92	—	268.92
Lights, Camera	11/07/2003	458023	405844	$598.80	11/03/2003	598.80	—	598.80
Lights, Camera	11/07/2003	458026	407640	$986.04	10/29/2003	986.04	247.00	739.04
Lights, Camera	11/07/2003	458021	411561	$1,118.40	10/29/2003	1,118.40	280.00	838.40
Lights, Camera	11/07/2003	458025	410987	$1,378.62	10/29/2003	1,378.52	345.00	1,033.62
Lights, Camera	11/07/2003	458020	405843	$1,556.88	10/29/2003	1,556.88	389.00	1,167.88
Lights, Camera	11/07/2003	458024	398450	$2,397.60	10/29/2003	2,397.60	599.00	1,798.60
Lights, Camera	11/07/2003	458022	397431	$2,935.80	11/03/2003	2,935.80	—	2,935.80
Lights, Camera	11/17/2003	456581	397428	$3,704.70	11/10/2003	3,704.70	—	3,704.70
Lights, Camera	11/17/2003	456582	397429	$3,704.70	11/10/2003	3,704.70	—	3,704.70
Lights, Camera	11/17/2003	456583	404831	$5,172.80	11/10/2003	5,172.80	—	5,172.80
Lights, Camera	11/07/2003	458019	397430	$5,452.20	10/29/2003	5,452.20	1,363.00	4,089.20
Lights, Camera	11/07/2003	458018	412635	$12,670.44	11/03/2003	12,670.44	—	12,670.44
Lights, Camera	11/07/2003	458016	413633	$24,065.28	10/29/2003	24,065.28	6,016.00	18,049.28
Lights, Camera	11/07/2003	458017	408794	$41,970.90	11/03/2003	41,970.90	—	41,970.90
Lights, Camera	11/07/2003	456395	408789	$77,037.84	10/29/2003	77,037.84	19,259.00	57,778.84
Lights, Camera	11/07/2003	458028	415795	$1,845.84	11/01/2003	1,845.84	831.00	1,014.84
Lights, Camera	11/07/2003	458029	415792	$1,845.84	11/04/2003	1,845.84	415.00	1,430.84
Lights, Camera	11/17/2003	458030	415791	$1,845.84	11/11/2003	1,845.84	831.00	1,014.84
Lights, Camera	11/17/2003	458031	415790	$1,845.84	11/11/2003	1,845.84	831.00	1,014.84
Lights, Camera	11/07/2003	458032	415799	$1,845.84	11/04/2003	1,845.84	415.00	1,430.84
Lights, Camera	11/07/2003	458033	415798	$1,845.84	11/07/2003	1,845.84	—	1,845.84
Lights, Camera	11/17/2003	458034	415797	$1,845.84	11/18/2003	—	—	—
Lights, Camera	11/07/2003	458035	415796	$1,845.84	10/31/2003	1,845.84	—	1,845.84
Lights, Camera	11/07/2003	458036	415794	$1,845.84	10/31/2003	1,845.84	969.00	876.84
Lights, Camera	11/17/2003	458037	415793	$1,845.84	nm	—	—	—
Lights, Camera	11/17/2003	461939	415766	$403.20	invoice not fo	—	—	—
Lights, Camera	11/17/2003	461933	415764	$1,209.60	invoice not fo	—	—	—
Lights, Camera	11/17/2003	461935	415749	$1,533.60	invoice not fo	—	—	—
Lights, Camera	11/17/2003	461932	415751	$1,796.40	invoice not fo	—	—	—
Lights, Camera	11/07/2003	461938	415765	$2,944.80	11/05/2003	2,944.80	—	2,944.80
Lights, Camera	11/07/2003	461930	415763	$3,628.80	11/05/2003	3,628.80	—	3,628.80
Lights, Camera	11/07/2003	461934	415748	$4,260.00	11/05/2003	4,260.00	—	4,260.00
Lights, Camera	11/07/2003	461929	415750	$5,269.44	11/05/2003	5,269.44	—	5,269.44
Lights, Camera	11/07/2003	461931	408794	$7,625.64	11/05/2003	7,625.64	—	7,625.64

Claimant	Demand Date	Invoice	PO	Amount	Date Goods Received	Amount of goods received within 10 days of demand date	Estimated amount sold by demand date	Allowed Reclamation Amount
Lights, Camera	11/07/2003	461928	408789	$12,402.00	11/05/2003	12,402.00	—	12,402.00
Lights, Camera	11/17/2003	461937	412417	$19,535.52	11/24/2003	—	—	—
Lights, Camera	11/07/2003	491936	412414	$54,713.16	11/05/2003	54,713.16	—	54,713.16
Lights, Camera Total				$318,800.48		290,630.48	32,790.00	257,840.48
Mattel	11/11/2003	3254028	411590	1,590.00	10/03/2003	—	—	—
Mattel	11/11/2003	3254029	412800	1,050.00	10/09/2003	—	—	—
Mattel	11/11/2003	3254281	396141	32,400.00		—	—	—
Mattel	11/11/2003	3254282	396143	3,690.00	10/13/2003	—	—	—
Mattel	11/11/2003	3254304	411532	1,440.00	10/03/2003	—	—	—
Mattel	11/11/2003	3254465	413288	5,400.00	10/10/2003	—	—	—
Mattel	11/11/2003	3255251	412688	2,865.78	10/07/2003	—	—	—
Mattel	11/11/2003	3255870	412129	16,200.00	10/14/2003	—	—	—
Mattel	11/11/2003	3255871	413288	9,600.00	10/14/2003	—	—	—
Mattel	11/11/2003	3255897	412139	3,800.00	10/16/2003	—	—	—
Mattel	11/11/2003	3257038	411591	3,168.00	10/10/2003	—	—	—
Mattel	11/11/2003	3257052	411592	1,728.00	10/08/2003	—	—	—
Mattel	11/11/2003	3257112	409899	7,200.00	10/18/2003	—	—	—
Mattel	11/11/2003	3257878	412129	4,900.00	10/14/2003	—	—	—
Mattel	11/11/2003	3257879	413288	8,820.00	10/14/2003	—	—	—
Mattel	11/11/2003	3257880	413303	44,955.00	10/14/2003	—	—	—
Mattel	11/11/2003	3258231	413304	27,249.00	10/16/2003	—	—	—
Mattel	11/11/2003	3258722	413286	4,000.00	10/18/2003	—	—	—
Mattel	11/11/2003	3259713	413286	7,500.00	10/18/2003	—	—	—
Mattel	11/11/2003	3259981	402510	907.20	10/15/2003	—	—	—
Mattel	11/11/2003	3259982	407941	936.00	10/15/2003	—	—	—
Mattel	11/11/2003	3260004	407942	1,560.00	10/16/2003	—	—	—
Mattel	11/11/2003	3260005	409890	1,560.00	10/07/2003	—	—	—
Mattel	11/11/2003	3264670	413302	9,552.60	10/22/2003	—	—	—
Mattel	11/11/2003	3264672	411914	1,656.00	10/27/2003	—	—	—
Mattel	11/11/2003	3264673	413301	17,787.60	10/25/2003	—	—	—
Mattel	11/11/2003	3264996	398523	1,560.00		—	—	—
Mattel	11/11/2003	3265075	398524	1,092.00		—	—	—
Mattel	11/11/2003	3267051	412600	561.00	10/06/2003	—	—	—
Mattel	11/11/2003	3627064	415558	1,080.00	11/11/2003	1,080.00	—	1,080.00
Mattel	11/11/2003	3267065	415559	1,062.00	11/04/2003	1,062.00	558.00	504.00
Mattel	11/11/2003	3267068	415562	564.00	11/01/2003	564.00	423.00	141.00
Mattel	11/11/2003	3267458	405331	19,344.00	10/22/2003	—	—	—
Mattel	11/11/2003	3267503	405332	11,856.00	10/21/2003	—	—	—
Mattel	11/11/2003	3267775	409892	456.00		—	—	—
Mattel	11/11/2003	3267779	415549	8,280.00	10/28/2003	—	—	—
Mattel	11/11/2003	3267785	415565	1,122.00	10/30/2003	—	—	—
Mattel	11/11/2003	3267787	415560	1,404.00	11/13/2003	—	—	—
Mattel	11/11/2003	3267788	415561	1,332.00	11/25/2003	—	—	—
Mattel	11/11/2003	3267789	415563	1,284.00	11/19/2003	—	—	—
Mattel	11/11/2003	3267790	415564	1,398.00	11/18/2003	—	—	—
Mattel	11/11/2003	3267844	415557	1,344.00	10/27/2003	—	—	—
Mattel	11/11/2003	3275081	412599	873.60	10/07/2003	—	—	—
Mattel	11/11/2003	3275439	415556	2,604.00	10/22/2003	—	—	—
Mattel	11/11/2003	3275440	415837	384.00	10/27/2003	—	—	—
Mattel	11/11/2003	3275441	415566	2,388.00		—	—	—
Mattel	11/11/2003	3275442	415854	384.00		—	—	—
Mattel	11/11/2003	3275451	415562	940.00	11/01/2003	940.00	705.00	235.00
Mattel	11/11/2003	3275458	415853	384.00	11/07/2003	384.00	115.00	269.00
Mattel	11/11/2003	3276030	415854	436.80		—	—	—
Mattel	11/11/2003	3276417	411388	2,171.40		—	—	—
Mattel	11/11/2003	3276418	416101	69,190.60	11/07/2003	69,190.60	—	69,190.60
Mattel	11/11/2003	3276419	416120	55,329.80	11/07/2003	55,329.80	—	55,329.80
Mattel	11/11/2003	3277141	415562	300.00	11/01/2003	300.00	225.00	75.00
Mattel	11/11/2003	3277145	415566	360.00		—	—	—
Mattel	11/11/2003	3277214	412461	3,720.00		—	—	—
Mattel	11/11/2003	3277216	416101	35,730.00	11/07/2003	35,730.00	—	35,730.00
Mattel	11/11/2003	3279604	408396	2,160.00	10/09/2003	—	—	—
Mattel	11/11/2003	3280556	412600	491.40	10/06/2003	—	—	—
Mattel	11/11/2003	3281468	415853	60.00	10/30/2003	—	—	—
Mattel	11/11/2003	3281694	408396	2,352.00	10/09/2003	—	—	—
Mattel	11/11/2003	3281695	412139	504.00	10/03/2003	—	—	—
Mattel	11/11/2003	3281696	412802	650.00	10/31/2003	—	—	—
Mattel	11/11/2003	3281809	412405	151.20		—	—	—
Mattel	11/11/2003	3281810	412802	2,100.00	10/31/2003	—	—	—
Mattel	11/11/2003	3281811	416121	1,086.00	10/24/2003	—	—	—
Mattel	11/11/2003	3281856	415854	90.00		—	—	—
Mattel	11/11/2003	3281870	412129	2,856.00	11/05/2003	2,856.00	—	2,856.00
Mattel	11/11/2003	3281952	415784	33.60		—	—	—

Claimant	Demand Date	Invoice	PO	Amount	Date Goods Received	Amount of goods received within 10 days of demand date	Estimated amount sold by demand date	Allowed Reclamation Amount
Mattel	11/11/2003	3281954	415786	33.60		—	—	—
Mattel	11/11/2003	3282085	415778	33.60	11/11/2003	33.60	—	33.60
Mattel	11/11/2003	3282086	415783	33.60		—	—	—
Mattel	11/11/2003	3283492	415854	360.00		—	—	—
Mattel	11/11/2003	3283493	416121	540.00	10/24/2003	—	—	—
Mattel	11/11/2003	3284813	416120	3,120.00	11/07/2003	3,120.00	—	3,120.00
Mattel	11/11/2003	3284909	415562	342.00	11/01/2003	342.00	257.00	85.00
Mattel	11/11/2003	3284912	415565	342.00	10/30/2003	—	—	—
Mattel	11/11/2003	3284923	415566	432.00	0	—	—	—
Mattel	11/11/2003	3284924	416121	780.00	10/24/2003	—	—	—
Mattel	11/11/2003	3285291	412139	4,590.00	10/03/2003	—	—	—
Mattel	11/11/2003	3285323	412129	26,010.00	10/06/2003	—	—	—
Mattel	11/11/2003	3286443	416120	5,508.00	11/07/2003	5,508.00	—	5,508.00
Mattel	11/11/2003	3286466	415562	330.00	11/01/2003	330.00	248.00	82.00
Mattel	11/11/2003	3286507	415566	396.00	0	—	—	—
Mattel	11/11/2003	3286508	415854	972.00	0	—	—	—
Mattel	11/11/2003	3286515	417446	54,696.40	0	—	—	—
Mattel	11/11/2003	3286519	417453	12,129.60	0	—	—	—
Mattel	11/11/2003	3287833	409901	3,168.00	0	—	—	—
Mattel	11/11/2003	3287839	416120	1,632.00	11/07/2003	1,632.00	—	1,632.00
Mattel	11/11/2003	3287844	415854	384.00	0	—	—	—
Mattel	11/11/2003	3289077	408475	2,304.00	0	—	—	—
Mattel	11/11/2003	3289078	412802	650.00	10/31/2003	—	—	—
Mattel	11/11/2003	3289079	416886	13,000.00	0	—	—	—
Mattel	11/11/2003	3289080	417453	15,664.00	0	—	—	—
Mattel	11/11/2003	3289415	416880	55,200.00	0	—	—	—
Mattel	11/11/2003	3290309	415562	180.00	11/01/2003	180.00	135.00	45.00
Mattel	11/11/2003	3267845	409890	744.00	10/07/2003	—	—	—
Mattel	11/11/2003	3267845-N10		(372.00)		—	—	—
Mattel	11/11/2003	3267846	412599	1,056.00	10/07/2003	—	—	—
Mattel	11/11/2003	3267846-N10		(528.00)		—	—	—
Mattel	11/11/2003	3267865-N10	415566	(843.00)		—	—	—
Mattel	11/11/2003	3267878	416556	1,140.00	10/22/2003	—	—	—
Mattel	11/11/2003	3267878-N10		(570.00)		—	—	—
Mattel	11/11/2003	3269487	415849	1,440.00	11/01/2003	1,440.00	1,080.00	380.00
Mattel	11/11/2003	3269487-N10		(720.00)	11/01/2003	(720.00)	—	(720.00)
Mattel	11/11/2003	3269894	415782	46.20	11/01/2003	46.20	35.00	11.20
Mattel	11/11/2003	3269894-N10		(23.10)	11/01/2003	(23.10)	—	(23.10)
Mattel	11/11/2003	3269912	415836	5,838.00	10/28/2003	—	—	—
Mattel	11/11/2003	3269912-N10		(2,919.00)		—	—	—
Mattel	11/11/2003	3269915	415638	693.00	10/31/2003	—	—	—
Mattel	11/11/2003	3289915-N10		(346.50)		—	—	—
Mattel	11/11/2003	3269916	415885	7,650.00	10/31/2003	—	—	—
Mattel	11/11/2003	3269916-N10		(3,825.00)		—	—	—
Mattel	11/11/2003	3269922	415780	46.20	11/13/2003	—	—	—
Mattel	11/11/2003	3259922-N10		(23.10)	11/13/2003	—	—	—
Mattel	11/11/2003	3269923	415842	2,067.00	11/13/2003	—	—	—
Mattel	11/11/2003	3269923-N10		(1,033.50)	11/13/2003	—	—	—
Mattel	11/11/2003	3269924	415781	46.20	11/25/2003	—	—	—
Mattel	11/11/2003	3269924-N10		(23.10)		—	—	—
Mattel	11/11/2003	3269925	415847	1,971.00	11/25/2003	—	—	—
Mattel	11/11/2003	3269925-N10		(985.50)	11/25/2003	—	—	—
Mattel	11/11/2003	3269926-N10	415783	(23.10)		—	—	—
Mattel	11/11/2003	3269927	415851	1,620.60	11/19/2003	—	—	—
Mattel	11/11/2003	3269927-N10		(810.30)	11/19/2003	—	—	—
Mattel	11/11/2003	3269928-N10	415784	(23.10)		—	—	—
Mattel	11/11/2003	3269929	415852	2,064.60	11/18/2003	—	—	—
Mattel	11/11/2003	3269929-N10		(1,032.30)	11/18/2003	—	—	—
Mattel	11/11/2003	3269930-N10	415785	(23.10)	11/06/2003	(23.10)	—	(23.10)
Mattel	11/11/2003	3269931	415853	1,608.60	10/30/2003	—	—	—
Mattel	11/11/2003	3269931-N10		804.30		—	—	—
Mattel	11/11/2003	3269938	416074	2,606.00	10/24/2003	—	—	—
Mattel	11/11/2003	3269938-N10		(1,303.00)		—	—	—
Mattel	11/11/2003	3269939-N10	415786	(23.10)		—	—	—
Mattel	11/11/2003	3269940-N10	415854	(1,082.10)		—	—	—
Mattel	11/11/2003	3269941	415837	2,964.00	10/27/2003	—	—	—
Mattel	11/11/2003	3269941-N10		(1,482.00)		—	—	—
Mattel	11/11/2003	3269944	415777	46.20	10/28/2003	—	—	—
Mattel	11/11/2003	3269944-N10		(21.30)		—	—	—
Mattel	11/11/2003	3269945	415838	1,838.40	10/27/2003	—	—	—
Mattel	11/11/2003	3269945-N10		(919.20)		—	—	—
Mattel	11/11/2003	3269946	415778	46.20	11/11/2003	46.20	—	46.20
Mattel	11/11/2003	3269946-N10		(23.10)	11/11/2003	(23.10)	—	(23.10)

Claimant	Demand Date	Invoice	PO	Amount	Date Goods Received	Amount of goods received within 10 days of demand date	Estimated amount sold by demand date	Allowed Reclamation Amount
Mattel	11/11/2003	3269947	415839	1,941.00	11/11/2003	1,941.00	—	1,941.00
Mattel	11/11/2003	3269947-N10		(970.50)	11/11/2003	(970.50)	—	(970.50)
Mattel	11/11/2003	3269948	415779	46.20	11/04/2003	46.20	24.00	22.20
Mattel	11/11/2003	3269948-N10		(23.10)	11/04/2003	(23.10)	—	(23.10)
Mattel	11/11/2003	3269949	415840	1,923.00	11/04/2003	1,923.00	1,010.00	913.00
Mattel	11/11/2003	3269949-N10		961.50	11/04/2003	(961.50)	—	(961.50)
Mattel	11/11/2003	3270593	415851	420.00	11/19/2003	—	—	—
Mattel	11/11/2003	3270593-N10		(210.00)	11/19/2003	—	—	—
Mattel	11/11/2003	3270621	415849	96.00	11/01/2003	96.00	72.00	24.00
Mattel	11/11/2003	3270621-N10		(48.00)	11/01/2003	(48.00)	—	(48.00)
Mattel	11/11/2003	3270688	415838	144.00	11/27/2003	—	—	—
Mattel	11/11/2003	3270688-N10		(72.00)		—	—	—
Mattel	11/11/2003	3270689	415839	144.00	11/11/2003	144.00	—	144.00
Mattel	11/11/2003	3270689-N10		(72.00)	11/11/2003	(72.00)	—	(72.00)
Mattel	11/11/2003	3270690	415840	192.00	11/04/2003	192.00	101.00	91.00
Mattel	11/11/2003	3270690-N10		(96.00)	11/04/2003	(96.00)	—	(96.00)
Mattel	11/11/2003	3270691	415842	144.00	11/13/2003	—	—	—
Mattel	11/11/2003	3270691-N10		(72.00)	11/13/2003	—	—	—
Mattel	11/11/2003	3270692	415847	240.00	11/25/2003	—	—	—
Mattel	11/11/2003	3270692-N10		(120.00)	11/25/2003	—	—	—
Mattel	11/11/2003	3270693	415851	240.00	11/19/2003	—	—	—
Mattel	11/11/2003	3270693-N10		(120.00)	11/19/2003	—	—	—
Mattel	11/11/2003	3270694	415852	192.00	11/18/2003	—	—	—
Mattel	11/11/2003	3270694-N10		(96.00)	11/18/2003	—	—	—
Mattel	11/11/2003	3270695-N10	415853	(72.00)	10/30/2003	—	—	—
Mattel	11/11/2003	3270696-N10	415854	(216.00)		—	—	—
Mattel	11/11/2003	3270725	415836	2,400.00	10/28/2003	—	—	—
Mattel	11/11/2003	3270725-N10		(1,200.00)		—	—	—
Mattel	11/11/2003	3270726	415837	1,200.00	10/27/2003	—	—	—
Mattel	11/11/2003	3270726-N10		(600.00)		—	—	—
Mattel	11/11/2003	3274414	409990	240.00	10/09/2003	—	—	—
Mattel	11/11/2003	3275447	415560	1,660.00	11/13/2003	—	—	—
Mattel	11/11/2003	3275448	415842	384.00	11/13/2003	—	—	—
Mattel	11/11/2003	3275449	415561	1,300.00	11/25/2003	—	—	—
Mattel	11/11/2003	3275450	415847	384.00	11/25/2003	—	—	—
Mattel	11/11/2003	3275452	415849	384.00	11/01/2003	384.00	288.00	96.00
Mattel	11/11/2003	3275453	415563	1,568.00	11/19/2003	—	—	—
Mattel	11/11/2003	3275454	415851	384.00	11/19/2003	—	—	—
Mattel	11/11/2003	3275455	415564	2,012.00	11/18/2003	—	—	—
Mattel	11/11/2003	3275456	415852	384.00	11/18/2003	—	—	—
Mattel	11/11/2003	3275457	415565	1,756.00	10/30/2003	—	—	—
Mattel	11/11/2003	3275520	415557	1,916.00	10/27/2003	—	—	—
Mattel	11/11/2003	3275521	415838	384.00	10/27/2003	—	—	—
Mattel	11/11/2003	3275522	415558	960.00	11/11/2003	960.00	—	960.00
Mattel	11/11/2003	3275523	415839	384.00	11/11/2003	384.00	—	384.00
Mattel	11/11/2003	3275524	415559	1,732.00	11/04/2003	1,732.00	909.00	823.00
Mattel	11/11/2003	3275526	415840	384.00	11/04/2003	384.00	202.00	182.00
Mattel	11/11/2003	3275529	415549	16,256.00	10/28/2003	—	—	—
Mattel	11/11/2003	3275638	409904	4,736.00	11/01/2003	4,736.00	1,776.00	2,960.00
Mattel	11/11/2003	3275963	413286	7,000.00	10/18/2003	—	—	—
Mattel	11/11/2003	3275966	413288	4,200.00	10/10/2003	—	—	—
Mattel	11/11/2003	3275989	415836	546.00	10/28/2003	—	—	—
Mattel	11/11/2003	3275990	415838	436.80	10/27/2003	—	—	—
Mattel	11/11/2003	3275991	415839	327.50	11/11/2003	327.60	—	327.60
Mattel	11/11/2003	3275992	415840	436.80	11/04/2003	436.80	229.00	207.60
Mattel	11/11/2003	3275993	415842	218.40	11/13/2003	—	—	—
Mattel	11/11/2003	3275994	415847	218.40	11/25/2003	—	—	—
Mattel	11/11/2003	3275995	415849	109.20	11/01/2003	109.20	82.00	27.20
Mattel	11/11/2003	3275996	415851	109.20	11/19/2003	—	—	—
Mattel	11/11/2003	3275997	415852	109.20	11/18/2003	—	—	—
Mattel	11/11/2003	3275998	415853	109.20	10/30/2003	—	—	—
Mattel	11/11/2003	3276029	415837	436.80	10/27/2003	—	—	—
Mattel	11/11/2003	3277135	415556	780.00	10/22/2003	—	—	—
Mattel	11/11/2003	3277136	415557	420.00	10/27/2003	—	—	—
Mattel	11/11/2003	3277137	415558	300.00	11/11/2003	300.00	—	300.00
Mattel	11/11/2003	3277138	415559	600.00	11/04/2003	600.00	315.00	285.00
Mattel	11/11/2003	3277139	415560	540.00	11/13/2003	—	—	—
Mattel	11/11/2003	3277140	415561	300.00	11/25/2003	—	—	—
Mattel	11/11/2003	3277142	415563	600.00	11/19/2003	—	—	—
Mattel	11/11/2003	3277143	415564	600.00	11/18/2003	—	—	—
Mattel	11/11/2003	3277144	415565	420.00	10/30/2003	—	—	—
Mattel	11/11/2003	3277150	415549	4,500.00	10/28/2003	—	—	—
Mattel	11/11/2003	3277215	412649	1,950.00	10/07/2003	—	—	—

Claimant	Demand Date	Invoice	PO	Amount	Date Goods Received	Amount of goods received within 10 days of demand date	Estimated amount sold by demand date	Allowed Reclamation Amount
Mattel	11/11/2003	3278264	416074	1,152.00	10/24/2003	—	—	—
Mattel	11/11/2003	3279102	415865	3,200.00	10/31/2003	—	—	—
Mattel	11/11/2003	3279603	408390	5,040.00	10/06/2003	—	—	—
Mattel	11/11/2003	3280553	402507	907.20	10/31/2003	—	—	—
Mattel	11/11/2003	3280554	411370	1,384.60		—	—	—
Mattel	11/11/2003	3280555	412462	1,240.00	10/31/2003	—	—	—
Mattel	11/11/2003	3280557	412651	1,050.00	10/02/2003	—	—	—
Mattel	11/11/2003	3280558	412802	6,320.00	10/31/2003	—	—	—
Mattel	11/11/2003	3280559	416102	37,719.60	10/31/2003	—	—	—
Mattel	11/11/2003	3280560	416121	14,707.20	10/24/2003	—	—	—
Mattel	11/11/2003	3281459	415836	600.00	10/28/2003	—	—	—
Mattel	11/11/2003	3281460	415838	90.00	10/27/2003	—	—	—
Mattel	11/11/2003	3281461	415839	90.00	11/11/2003	90.00	—	90.00
Mattel	11/11/2003	3281462	415840	90.00	11/04/2003	90.00	47.00	43.00
Mattel	11/11/2003	3281463	415842	90.00	11/13/2003	—	—	—
Mattel	11/11/2003	3281464	415847	90.00	11/25/2003	—	—	—
Mattel	11/11/2003	3281465	415849	90.00	11/01/2003	90.00	68.00	22.00
Mattel	11/11/2003	3281466	415851	60.00	11/19/2003	—	—	—
Mattel	11/11/2003	3281467	415852	90.00	11/18/2003	—	—	—
Mattel	11/11/2003	3281567	415641	142.80	10/31/2003	—	—	—
Mattel	11/11/2003	3281581	416120	2,550.00	11/07/2003	2,550.00	—	2,550.00
Mattel	11/11/2003	3281613	412404	1,125.60	11/03/2003	1,125.60	141.00	984.60
Mattel	11/11/2003	3281614	415638	1,495.20	10/31/2003	—	—	—
Mattel	11/11/2003	3281635	416074	468.00	10/24/2003	—	—	—
Mattel	11/11/2003	3281636	415865	1,300.00	10/31/2003	—	—	—
Mattel	11/11/2003	3281798	408390	1,008.00	10/06/2003	—	—	—
Mattel	11/11/2003	3281855	415837	90.00	10/27/2003	—	—	—
Mattel	11/11/2003	3281885	415777	33.60	10/28/2003	—	—	—
Mattel	11/11/2003	3281953	415781	33.60	11/25/2003	—	—	—
Mattel	11/11/2003	3281955	415782	33.60	11/01/2003	33.60	25.00	8.60
Mattel	11/11/2003	3282087	415779	33.60	11/04/2003	33.60	18.00	15.60
Mattel	11/11/2003	3282088	415780	33.60	11/13/2003	—	—	—
Mattel	11/11/2003	3283105	416121	1,584.00	10/24/2003	—	—	—
Mattel	11/11/2003	3283126	416120	3,744.00	11/07/2003	3,744.00	—	3,744.00
Mattel	11/11/2003	3283284	415836	180.00	10/28/2003	—	—	—
Mattel	11/11/2003	3283285	415838	360.00	10/27/2003	—	—	—
Mattel	11/11/2003	3283286	415839	360.00	11/11/2003	360.00	—	360.00
Mattel	11/11/2003	3283287	415840	360.00	11/04/2003	360.00	189.00	171.00
Mattel	11/11/2003	3283288	415842	360.00	11/13/2003	—	—	—
Mattel	11/11/2003	3283289	415847	360.00	11/25/2003	—	—	—
Mattel	11/11/2003	3283290	415849	240.00	11/01/2003	240.00	180.00	60.00
Mattel	11/11/2003	3283291	415851	360.00	11/18/2003	—	—	—
Mattel	11/11/2003	3283292	415852	360.00	11/18/2003	—	—	—
Mattel	11/11/2003	3283293	415853	180.00	10/30/2003	—	—	—
Mattel	11/11/2003	3283410	412801	11,300.00	11/07/2003	11,300.00	—	11,300.00
Mattel	11/11/2003	3283491	415837	360.00	10/27/2003	—	—	—
Mattel	11/11/2003	3284811	415549	2,115.00	10/28/2003	—	—	—
Mattel	11/11/2003	3284812	416101	9,900.00	11/07/2003	9,900.00	—	9,900.00
Mattel	11/11/2003	3284904	415557	441.00	10/27/2003	—	—	—
Mattel	11/11/2003	3284905	415558	486.00	11/11/2003	486.00	—	486.00
Mattel	11/11/2003	3284906	415559	576.00	11/04/2003	576.00	302.00	274.00
Mattel	11/11/2003	3284907	415560	396.00	11/13/2003	—	—	—
Mattel	11/11/2003	3284908	415561	342.00	11/25/2003	—	—	—
Mattel	11/11/2003	3284910	415563	432.00	11/19/2003	—	—	—
Mattel	11/11/2003	3284911	415564	432.00	11/18/2003	—	—	—
Mattel	11/11/2003	3284922	415556	162.00	10/22/2003	—	—	—
Mattel	11/11/2003	3286413	415556	1,122.00	10/22/2003	—	—	—
Mattel	11/11/2003	3286414	415837	1,944.00	10/27/2003	—	—	—
Mattel	11/11/2003	3286452	415549	5,544.00	10/28/2003	—	—	—
Mattel	11/11/2003	3286453	415836	5,184.00	10/28/2003	—	—	—
Mattel	11/11/2003	3286456	415557	396.00	10/27/2003	—	—	—
Mattel	11/11/2003	3286457	415838	648.00	10/27/2003	—	—	—
Mattel	11/11/2003	3286458	415558	330.00	11/11/2003	330.00	—	330.00
Mattel	11/11/2003	3286459	415839	648.00	11/11/2003	648.00	—	648.00
Mattel	11/11/2003	3286460	415559	330.00	11/04/2003	330.00	173.00	157.00
Mattel	11/11/2003	3286461	415840	648.00	11/04/2003	648.00	340.00	308.00
Mattel	11/11/2003	3286462	415560	396.00	11/13/2003	—	—	—
Mattel	11/11/2003	3286463	415842	648.00	11/13/2003	—	—	—
Mattel	11/11/2003	3286464	415561	396.00	11/25/2003	—	—	—
Mattel	11/11/2003	3286465	415847	648.00	11/25/2003	—	—	—
Mattel	11/11/2003	3286467	415849	648.00	11/01/2003	648.00	486.00	162.00
Mattel	11/11/2003	3286468	415563	396.00	11/19/2003	—	—	—
Mattel	11/11/2003	3286469	415851	648.00	11/19/2003	—	—	—

Claimant	Demand Date	Invoice	PO	Amount	Date Goods Received	Amount of goods received within 10 days of demand date	Estimated amount sold by demand date	Allowed Reclamation Amount
Mattel	11/11/2003	3286470	415564	396.00	11/18/2003	—	—	—
Mattel	11/11/2003	3286471	415852	648.00	11/18/2003	—	—	—
Mattel	11/11/2003	3286472	415565	330.00	10/30/2003	—	—	—
Mattel	11/11/2003	3286473	415853	648.00	10/30/2003	—	—	—
Mattel	11/11/2003	3286897	411911	1,932.00	11/06/2003	1,932.00	—	1,932.00
Mattel	11/11/2003	3287838	415836	3,168.00	10/28/2003	—	—	—
Mattel	11/11/2003	3287843	415837	960.00	10/27/2003	—	—	—
Mattel	11/11/2003	3287848	415838	768.00	10/27/2003	—	—	—
Mattel	11/11/2003	3287849	415839	576.00	11/11/2003	576.00	—	576.00
Mattel	11/11/2003	3287850	415840	384.00	11/04/2003	384.00	202.00	182.00
Mattel	11/11/2003	3287851	415842	384.00	11/13/2003	—	—	—
Mattel	11/11/2003	3287852	415847	384.00	11/25/2003	—	—	—
Mattel	11/11/2003	3287853	415849	288.00	11/01/2003	288.00	216.00	72.00
Mattel	11/11/2003	3287854	415851	384.00	11/19/2003	—	—	—
Mattel	11/11/2003	3287855	415852	288.00	11/18/2003	—	—	—
Mattel	11/11/2003	3287856	415853	288.00	10/30/2003	—	—	—
Mattel	11/11/2003	3290304	415557	180.00	10/27/2003	—	—	—
Mattel	11/11/2003	3290305	415558	360.00	11/11/2003	360.00	—	360.00
Mattel	11/11/2003	3290306	415559	360.00	11/04/2003	360.00	189.00	171.00
Mattel	11/11/2003	3290307	415560	240.00	11/13/2003	—	—	—
Mattel	11/11/2003	3290308	415561	240.00	11/25/2003	—	—	—
Mattel	11/11/2003	3290310	415563	540.00	11/19/2003	—	—	—
Mattel	11/11/2003	3290311	415564	360.00	11/18/2003	—	—	—
Mattel	11/11/2003	3290312	415565	180.00	10/30/2003	—	—	—
Mattel Total				901,022.68		229,332.60	11,365.00	217,967.60
Nancy Sales Co/Nanco	12/03/2003	3175	414383	431.16	11/13/2003	—	—	—
Nancy Sales Co/Nanco	12/03/2003	3255	412647	4,869.30	11/03/2003	—	—	—
Nancy Sales Co/Nanco	12/03/2003	3256	412128	4,250.40	10/30/2003	—	—	—
Nancy Sales Co/Nanco	12/03/2003	3257	412126	10,362.12	10/30/2003	—	—	—
Nancy Sales Co/Nanco	12/03/2003	3291	412648	2,126.10	10/30/2003	—	—	—
Nancy Sales Co/Nanco	12/03/2003	3306	412647	1,137.60	10/30/2003	—	—	—
Nancy Sales Co/Nanco	12/03/2003	3307	412126	2,844.00	10/30/2003	—	—	—
Nancy Sales Co/Nanco	12/03/2003	3257A	412648	474.00	10/30/2003	—	—	—
Nancy Sales Co/Nanco Total				26,494.68		—	—	—
Playmobil	11/14/2003	90123099	398614	129,140.02	11/05/2003	129,140.02	32,285.00	96,855.02
Playmobil	11/14/2003	90123100	415528	54,332.85	11/05/2003	54,332.85	13,583.00	40,749.85
Playmobil Total				183,472.87		183,472.87	45,868.00	137,604.87
Shelcore Toys	11/10/2003	524612	405920	20,612.02	11/05/2003	20,612.02	—	20,612.02
Shelcore Toys	11/10/2003	524613	405918	27,562.24	10/31/2003	27,562.24	10,336.00	17,226.24
Shelcore Toys	11/10/2003	524646	406855	20,330.82	0	—	—	—
Shelcore Toys Total				68,505.08		48,174.26	10,336.00	37,838.26
Small World Toys	11/07/2003	303324	398871	1,260.00	11/04/2003	1,260.00	—	1,260.00
Small World Toys	11/07/2003	303325	399149	13,300.00	10/24/2003	—	—	—
Small World Toys	11/07/2003	303334	408054	864.00	10/24/2003	—	—	—
Small World Toys	11/07/2003	303793	413687	720.00	10/27/2003	—	—	—
Small World Toys	11/07/2003	303914	407638	6,480.00	11/05/2003	6,480.00	—	6,480.00
Small World Toys	11/07/2003	303915	407639	3,480.00	10/29/2003	3,480.00	870.00	2,610.00
Small World Toys	11/07/2003	304565	416069	47,043.30	11/03/2003	47,043.30	—	47,043.30
Small World Toys	11/07/2003	304634	411469	3,240.00	10/21/2003	—	—	—
Small World Toys	11/07/2003	304635	411475	5,400.00	11/05/2003	5,400.00	—	5,400.00
Small World Toys	11/07/2003	304668	416098	78,547.50	11/04/2003	78,547.50	—	78,547.50
Small World Toys	11/07/2003	304950	397438	4,800.00	0	—	—	—
Small World Toys Total				165,134.80		142,210.80	870.00	141,340.80
Steiff	11/07/2003	230734	416317	451.25	0	—	—	—
Steiff	11/07/2003	230735	416316	451.25	0	—	—	—
Steiff	11/07/2003	230943	416734	1,404.00	10/29/2003	1,404.00	948.00	456.00
Steiff	11/07/2003	230953	416417	236.25	10/30/2003	236.25	142.00	94.25
Steiff	11/07/2003	230971	387895	234.00	11/01/2003	234.00	105.00	129.00
Steiff	11/07/2003	230972	387894	5,047.50	11/05/2003	5,047.50	—	5,047.50
Steiff	11/07/2003	230973	387893	3,510.00	10/30/2003	3,510.00	439.00	3,071.00
Steiff	11/07/2003	231017	387486	7,012.50	10/15/2003	—	—	—
Steiff	11/07/2003	231018	387485	4,908.75	11/04/2003	4,908.75	—	4,908.75
Steiff	11/07/2003	231019	390130	12,707.50	11/04/2003	12,707.50	—	12,707.50
Steiff	11/07/2003	231020	387864	4,781.25	11/04/2003	4,781.25	—	4,781.25
Steiff	11/07/2003	231021	387884	21,009.93	11/04/2003	21,009.93	—	21,009.93
Steiff	11/07/2003	231252	413505	956.25	11/06/2003	956.25	—	956.25
Steiff	11/07/2003	231253	390131	4,087.50	11/07/2003	4,087.50	—	4,087.50
Steiff	11/07/2003	231255	387485	2,677.50	11/05/2003	2,677.50	—	2,677.50
Steiff	11/07/2003	231378	417305	57.00	11/08/2003	—	—	—
Steiff	11/07/2003	231379	417304	33.25	0	—	—	—
Steiff	11/07/2003	231454	417531	2,493.86	0	—	—	—
Steiff	11/07/2003	231517	416612	210.38	0	—	—	—
Steiff Total				72,269.92		61,560.43	1,634.00	59,926.43

Claimant	Demand Date	Invoice	PO	Amount	Date Goods Received	Amount of goods received within 10 days of demand date	Estimated amount sold by demand date	Allowed Reclamation Amount
Summit Financial	11/24/2003	10808	DC charge	150.00	0	—	—	—
Summit Financial	11/24/2003	11090	395599	18,360.00	10/14/2003	—	—	—
Summit Financial	11/24/2003	11091	395597	360.00	10/28/2003	—	—	—
Summit Financial	11/24/2003	11160	395598	24,984.00	10/23/2003	—	—	—
Summit Financial	11/24/2003	11165	406757	7,020.00	11/25/2003	—	—	—
Summit Financial	11/24/2003	11166	406755	12,950.00	12/01/2003	—	—	—
Summit Financial	11/24/2003	11167	395822	9,000.00	11/25/2003	—	—	—
Summit Financial	11/24/2003	11168	395821	18,000.00	12/01/2003	—	—	—
Summit Financial	11/24/2003	11230	402647	1,100.00	11/06/2003	—	—	—
Summit Financial	11/24/2003	11231	402646	1,250.00	11/05/2003	—	—	—
Summit Financial Total				93,184.00		—	—	—
The Maya Group	11/19/2003	219839	416319	46,037.46	11/04/2003	—	—	—
The Maya Group	11/19/2003	219840	416320	45,815.22	11/04/2003	—	—	—
The Maya Group Total				91,852.68		—	—	—
The Ultimate Baby Wrap	12/03/2003	2049	408360	2,346.00	11/04/2003	—	—	—
The Ultimate Baby Wrap	12/03/2003	no Invoice #		1,800.00	0	—	—	—
The Ultimate Baby Wrap	12/03/2003	no Invoice #		2,550.00	0	—	—	—
The Ultimate Baby Wrap Co Total				6,696.00		—	—	—
Unisource	12/05/2003	52484075331	expense	7,495.42	0	—	—	—
Unisource Total				7,495.42		—	—	—
XACT Communication	11/11/2003	4912	402137	2,700.00	11/01/2003	2,700.00	1,013.00	1,687.00
XACT Communication	11/11/2003	4913	402136	4,050.00	11/01/2003	4,050.00	1,519.00	2,531.00
XACT Communication	11/11/2003	4914	402134	1,620.00	10/31/2003	—	—	—
XACT Communication	11/11/2003	4915	402135	1,080.00	10/31/2003	—	—	—
XACT Communication	11/11/2003	4916	402139	2,160.00	10/31/2003	—	—	—
XACT Communication	11/11/2003	4917	402138	3,240.00	10/31/2003	—	—	—
XACT Communication	11/11/2003	4918	402140	5,400.00	11/01/2003	5,400.00	2,025.00	3,375.00
XACT Communication Total				20,250.00		12,150.00	4,557.00	7,593.00
Grand Total				2,988,103.93		1,164,394.97	123,848.00	1,040,546.97

*            Estimated amount sold by demand date represents the estimated amount of goods subject to the reclamation demand that were no longer in the Debtors’ possession on the date of the reclamation demand.  For purposes of this analysis, the Debtors utilized a 7.5% per day sell-through for goods delivered to the Debtor’ stores, and a 12.5% per day sell-through for goods shipped to the Debtors’ distribution centers assuming receipt at the Debtors’ stores 7 days thereafter. These estimates are based on historical results and are provided herein solely in connection with the proposed settlement of the Reclamation Claims.

exhibit b

form of notice regarding gift certificates

21

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	:	Chapter 11
:
ZB COMPANY, INC., et al.(1)	:	Case No. 03-13672 (JBR)
:
Debtors,	:

NOTICE FIXING TIME FOR THE REDEMPTION AND SURRENDER OF GIFT
CERTIFICATES AND MERCHANDISE CREDITS PURSUANT TO THE DEBTORS’ AND
CREDITORS’ COMMITTEE’S SECOND AMENDED JOINT PLAN OF LIQUIDATION UNDER
CHAPTER 11 OF THE BANKRUPTCY CODE

notice is hereby given that:

1.             On October        , 2004, the United States Bankruptcy Court for the District of Delaware issued and entered an Order (the “Confirmation Order”), inter alia, confirming and approving Debtors’ and Creditors’ Committee’s Second Amended Joint Plan of Liquidation under chapter 11 of the Bankruptcy Code, dated September 1, 2004 (as amended and modified, the “Plan”).

2.             Pursuant to Article VI, Section 6.4 of the Plan, holders of unredeemed gift certificates issued by the Debtors and merchandise credits issued by the Debtors between December 4, 2002 and December 3, 2003 must be surrendered to the Debtors within thirty (30) days of the date of this notice (the “Surrender Deadline”). Gift certificates and merchandise credits must be surrendered by mailing the original gift card or merchandise credit on or before the Surrender Deadline to the following address: Bankruptcy Services, LLC, Attention: ZB Company Claims Processing Center, 757 Third Avenue, 3rd Floor, New York, New York, 10017.

3.             Any unredeemed gift certificate or merchandise credit not surrendered (or otherwise substantiated in a manner satisfactory to the Debtors) as provided in, and within the times specified by, the Plan, the Confirmation order and this notice shall be deemed abandoned by its holder and shall revert to and become the property of the Debtors for all purposes. Notwithstanding §§ 347 and 1143 of the Bankruptcy Code or any otherwise applicable non-bankruptcy law, holders of gift certificates and merchandise credits not surrendered or satisfactorily substantiated as provided in the Plan, the Confirmation Order and this notice shall not participate in distributions under the Plan or have any further claim against the Debtors on account thereof. Holders of unredeemed gift certificates and merchandise credits who timely filed claims based on their certificates or credits but did not surrender them to the Debtors must surrender or otherwise satisfactorily substantiate their certificates or credits as provided in the Plan, the Confirmation Order and this notice in order to participate in distribution under the Plan. Claims of holders who fail to do so shall be disallowed without the necessity of a further order of the Bankruptcy Court.

Dated: October       , 2004

BY ORDER OF THE BANKRUPTCY COURT
Richards, Layton & Finger, P.A.	Levene, Neale, Bender, Rankin & Brill
Mark D. Collins, Esq.	David W. Levene, Esq.
Rebecca L. Booth, Esq.	Anne E. Wells, Esq.
One Rodney Square	1801 Avenue of the Stars
P.O.Box 551	Suite 1120
Wilmington, Delaware 19899-0551	Los Angeles, California 90067-5805
Attorneys for the Debtors and	Attorneys for the Debtors and
Debtors in Possession	Debtors in Possession

(1) The Debtors are the following five entities: ZB Company, Inc., Children’s Books & Toys, Inc. f/k/a FAO, Inc., Toy Soldier, Inc f/k/a FAO Schwarz, Inc., Targoff-RS, LLC and TRS Liquidation, Inc. f/k/a The Right Start, Inc.

EXHIBIT C

exhibit c

schedule of parties against
whom the estate may possess avoidance actions
and other causes of action

Please take note that the attached list is being provided for informational purposes only, and is in no way intended to limit the parties against whom the Debtors of the Estate or the Liquidation Trustee, as applicable, may pursue to recover Avoidance Actions or any Other Causes of Action. The attached list reflects those parties against whom the Debtors, as of the date hereof, have identified a potential claim or Cause of Action. The fact that a party is listed on the attached schedule does not mean that the Debtors of the Estate have decided to or will bring a claim or Cause of Action against such party. The fact that a party is not listed on the attached schedule does not mean that the Estate or the Liquidation Trustee does not have or will not bring a claim or Cause of Action against such party. The Debtors and the Committee are currently reviewing and analyzing potential claims and Causes of Action and reserve the right to amend this schedule at any time and reserve and retain the right to pursue all claims or Causes of Action of the Estate, including without limitation, those listed on the attached schedule.

Creditor Name
1099 PRO
2163 N CLYBOURN LTD. RN REALTY
21ST AZ MARKETING
21ST CENTURY TOYS INC
22-44 WEST PUTNAM ASSOCIATES
2631 MALL OF AMERICA
3644 LONG SEACH ROAD, LLC
4676 FASHION MALL PARTNERS
4822 BELLWETHER PROPERTIES MA
4827 THE RETAIL TRUST
4838 - BRAINTREE PROPERTY ASSO
4 COMM INC.
4 KIDZ, INC
A PLUS PRODUCTION
A STORAGE INN
A WISH COME TRUE
A17 INC
AANES LOCK & SAFE CO
ABACUS CORPORATION
ABDILL, LIZ
ACCU STAFFING SERVICES
ACE PALLET CORP
ACME ACCESSORIES
ACTION PRODUCTS
ADAYA ASSET SLOVER AVENUE, L.P
ADP INC
ADP INVESTOR COMMUNICATION SER
ADRAK, EDWARD
ADT SECURITY SERVICES
ADVANCED CONVEYOR SERVICES
ADVENTURE PLAYSETS
AEC ONE STOP INC.
AERO PRODUCTS INTERNATIONAL IN
AFCO CREDIT CORPORATION
AFJ LANDSCAPING AND MAINTENANC
AICHER, DANA
AINSCOE, KRISTEN
AINSWORTH, JENNIFER
AIRESPRING / GLOBALFIBERNET
AJB SOFTWARE DESIGN INC
AKG INTERNATIONAL INC
ALABAMA DEPARTMENT OF REVENUE
ALABAMA GAS CORP
ALABAMA POWER
ALECTA REAL ESTATE NEW HYDE PA
ALEX
ALEXANDER DOLLS
ALL SEASONS SERVICES
ALLEGIANCE TELECOM OF MARYLAND
ALLEN & KILLCOYNE ASSOCIATES
ALLEN SCREEN AND DIGITAL PRINT
ALSCHULER GROSSMAN STEIN AXAHA
ALTO SIGN, INC
AMEREN UE
AMERICAN BOX AND RECYCLING COR
AMERICAN ELECTRIC POWER
AMERISHOP WOODRUFF, LLC
AMUROL CONFECTIONS CO
ANY COE INC
ANATEX ENTERPRISES
ANDERS STUDIO FABRICATIO
ANDERSON, SAMANTHA
ANGEN SERVICES
ANITA ASSOCIATES
ANNAPOLIS HARBOR
ANNAPOLIS MALL, LLP
ANNEREAU, JESSICA
ANNIE & MOE
ANRIG, DEANDRA
ANVIL SCLPTURE STUDIO
AON CONSULTING
AON RISK SERVICES, INC OF PA
APD/ALARM UNIT
APPLAUSE
APPLE PRESS
AQUAPURE
ARACUS INSURANCE
ARAMARK UNIFORM SERVICES
ARBOR TOYS COMPANY LTD
ARBORETUM JOINT VENTURE
ARISTROPLAY LIMITED
ARM’S REACH CONCEPTS, INC.
ARROWHEAD MOUNTAIN SPRING WAT
ASHLAND - HEDSTROM CORPORATION
AT & T WIRELESS
AT&T
AT&T (XY)
AT&T WIRELESS SERVICES
AT&T WIRELESS /AZ
ATA-BOY INC.
ATLANTIC LEASE SERVICES 005
ATLAS, RICHARD
ATOMIC PC CORP
AUTOMATIC SPECIALITES
AVENT AMERICA INC.
BABY S’AIR
BABY BUDDIES, INC.
BABY DAYZ CO.
BABY DELIGHT, INC.
BABY EINSTEIN COMPANY
BABY SMART
BABY TREND (IMPORT)
BABY TREND’S (DOMESTIC)
BACK BAY GARAGE
BADEN SPORTS INCORPORATED
BAKER & TAYLOR BOOKS
BAL HARBOR SHOPS
BALBOA CAPITAL
BALITONO, INC.
BALLWIN POLICE DEPARTMENT
BALTHAZAR, LORETTA
BALTIMORE COUNTY, MARYLAND
BALTIMORE GAS AND ELECTRIC CO
BAMBOLINO TOYS B. V.
BANE TAYLOR-JCA
BANKRUPTCY PROCESSING SOLUTION
BAOBAB LIMITED
BARBOSA, CORINA
BAREFOOT DREAMS
BARN DANDYS
BARRON, MATT
BARRONS EDUCATIONAL SERIES
BASIC COMFORT
BASIC FIRE CONTROL CO. INC
BASIC FUN
BATISTA, JOSE
BATTAT, INC
BAYER RETAIL COMPANY, LLC
B-BEL (Domestic)
BE AMAZING TOYS
BEAD SHOP, THE
BEARCAT PHONE & SECURITY
BEARD, WENDY
BELCARO GROUP INC
BELLAVANCE, NED
BELLEVUE SQUARE MANAGERS, INC.
BELLSOUTH
BELLSOUTH - GA
BELLSOUTH ADVERTISING & BELLSOUTH - NC
BELZ PARK PLACE, LP
BENDERSON 1985-1 TRUST
BERCHET TOYS INT’L
BERCHET USA
BERLINER, NATALIS
BERRY & HOMER INC
BETTER SLEEP / BATH
BIG TENT ENTERTAINMENT
BIG TIME TOYS
BILLER, AS TRUSTEE, MR LES
BINNEY & SMITH
BJ TOYS INC
BLDG., WORKS - USA
BLOCKBUSTER, INC.
BLOOM, DENISE
BLUE RIDGE COPIER INC
BLUE RIDGE INTERNATIONAL
BLUMENTHAL, RON
BOB PATTERSON, TRUSTEE
BONNE BELL INC
BOPPY - CAMP KAZOO, LTD
BORESON CHEMICAL CO
BOROUGH SUPPLIES CORP.
BOSSWIN INDUSTRIES LTD.
BOX OF GOLF, INC.
BOYDS MILL PRESS
BRADHURST, MERRY
BRAINTREE ELECTIC DEPT.
BRAINY BABY CO. LLC, THE
BRANFORD LIMITED
BREWSTER, MONICA
BRIARPATCH INC.
BRIDGEWATER COMMONS MALL, LLC
BRIGHT, NICOLE
BRINKS INCORPORATED (GA)
BRINK’S INCORPORATED CA
BRIO SCANDITOY CORP
BRITAX CHILD SAFETY INC
BROOKSHIRE, ABIGAIL L
BROWNING-FERRIS INDUSTRIES
BRUCE/BLUE BOX TOYS
BRUDER TOYS AMERICA, INC
BUCHANAN INGERSOLL-PITTSBURGH
BUCKY PRODUCTS
BUFFALO GAMES INC
BUFFALO-PITTSFORD SQUARE ASSOC
BUGABOO USA
BUMKINS / BIKE PRO
BUNDLE ME
BUSINESS COMPUTER DESIGN INT’A
BUSINESS PPTIES BROKERAGE
BUSY KIDS INC.
C.M. JONES, INC
CABEN LTD
CADACO TOYS
CAHILL DISPLAY INC.
CALABASAS SQUARE II
CALIFORNIA BELTING CO.
CALIFORNIA CREATIONS
CALIFORNIA KIDS
CALIFORNIA SHOPPING CART RETRI
CALIFORNIA SOLUTIONS LLC DBA P
CALIFORNIA TRAVEL&TOURISM COMM
CALIFORNIA WATER SERVICE CO.
CALLAHAN-COUCH, KATHRYN
CAMCO ENTERPRISES
CAMPBELL & DAWES LTD
CAMPBELL, MIKE
CAN YOU IMAGINE CORP.
CANON BUSINESS SOLUTIONS

1

Creditor Name
CANON FINANCIAL SERVICES, INC
CANYON MANAGEMENT
CAPELLI - NEW YORK
CAPITOL SERVICES, INC
CAPETONE INDUSTRIES
CAR SEAT SPECIALTY
CARDINAL GAMES IND, INC
CARDINAL LABORATORIES, INC
CARMICHAEL INTERNATIONAL SERVI
CARPENTER III, CALVIN C
CARPENTER, BUCK
CARROLL, COURTNEY
CARS FOR CHILDREN, INC..
CARSON & COPITAR
CARSON DELLOSA PUB.
CARSON, FIRIE SCOTT AND COMPANY
CARTAGENA, FELIX
CARTOON LLC, RICHARD
CASE, LAUREL
CASTRO, ELISANDRA
CCH INCORPORATED
CD&L, NYC REGION
CDN COMPANY, INC, THE
CEDAR - CAMP HILL, LLC
CENTER POINT ENERGY MINNEGASCO
CENTERLINE TRANSPORTATION INC
CENTRAL CAROLINA WINDOW CLEANI
CHAMPION INDUSTRIES, INC
CHARLESBRIDGE PUBLISHING
CHARM COMPANY
CHARTER COMMUNICATIONS
CHARTIER, CHRISTINE
CHASE MERCHANT SERVICES
CHEEKY MONKEY INC (SILLY GOOSE
CHERISH AND JOY KIDSTUFF
CHEUNG, SUN
CHICCO USA INC
CHICK CHACK MESSENGER SERVICE
CHILD TO CHERISH
CHIN, BETTY
CHRISTIANSON, SARA
CHUBB GROUP OF INSURANCE COMPANIES
CICCONE & CO, INC.
CINCINNATI BELL COMPANY
CINERGY / CG&E
CINGULAR
CINTAS CORPORATION #283
CINTAS FIRST AID & SAFETY
CIRCLE PLAZA
CIRCUIT COURT - HOWARD COUNTY
CITATIONSHARES
CITIWELL INTERNATIONAL INC.
CITIZENS GAS
CITY & COUNTY OF DENVER
CITY CENTER ASSOCIATES
CITY OF ALPHARETTA
CITY OF ATLANTA WATER DEPT
CITY OF AURORA
CITY OF AUSTIN UTILITIES
CITY OF BATAVIA
CITY OF BELLEVUE
CITY OF BIRMINGHAM
CITY OF BRENTWOOD
CITY OF BROOKFIELD - UTILITIES
CITY OF BURLINGAME
CITY OF CARLSBAD
CITY OF CHATTANDOGA
CITY OF COLORADO SPRINGS
CITY OF DUBLIN - FINANCE DEPT
CITY OF FOSTER CITY
CITY OF HOUSTON
CITY OF HOUSTON WATER DEPT.
CITY OF HUNTINGTON BEACH
CITY OF LOS ANGELES
CITY OF MADEIRA
CITY OF NAPERVILLE
CITY OF NEWPORT BEACH
CITY OF ONTARIO - UTILITIES
CITY OF PALO ALTO
CITY OF PASADENA
CITY OF ROCHESTER HILLS
CITY OF SAN DIEGO
CITY OF SEATTLE
CITY OF TORRANCE
CITY OF WEST PALM BEACH
CITY OF WINSTON – SALEM, NC
CITY PLACE RETAIL, L.L.C.
CITY TREASURER
CITY WIDE WINDOW SERVICES INC
CLARK, JAMES
CLARK, KEVIN M
CLASSIC PACKAGING & PAPER CO
CLAY, PAUL R
CLEAN GLASS
CLEANIQUE SERVICE INC
CLEANNAY INDUSTRIES, INC
CLEAR THINKING GROUP LOCKBOX
CLEARVIEW CLEANING CONTRACTORS
CLUB EARTH
CNC-KE, INC.
COBB COUNTY TAX COMMISSIONER
COBB ELECTRIC MEMBERSHIP CORP
COLEMAN CO.
COLLIN COUNTY
COLOCHO, KEVIN
COLOR BY PERGAMENT
COLORADO DEPT OF REVENUE
COLORADO SECRETARY OF STATE
COLORADO SPRINGS UTILITIES
COLORADO TRADING & CLOTHING CO
COLTHARP, DOUG
COLUMBIA GAS OF OHIO
COLUMBIA GAS OF VIRGINA
COMBI INTERNATIONAL CORP
COMED
COMFORTAGE INDUSTRIES
COMMERCIAL MAINTENANCE REPAIRS
COMMISSIONER OF REVENUE SERVIC
COMMONWEALTH OF MASSACHUSETTS
COMMONWEALTH OF VIRGINIA
COMMONWEALTH TOY
COMMUNITY 1 LLC
COMPTROLLER OF MARYLAND
CONCORD GALLERY
CONECTIV POWER DELIVER
CONEDISON
CONFERENCE CALL.COM
CONGRESSIONAL PLAZA
CONNECTICUT LIGHT & POWER
CONNECTICUT NATURAL GAS CORPOR
CONSUMERS ENERGY
CONTINENTAL 45 FUND LP
CONTINENTAL QUILTING
COOL GEAR INTERNATIONAL,
COPENHAVER, CHRISTINA
COPLAY- WHITEHALL SEWER AUTHORI
CORESOURCE, INC
CORGI CLASSICS INC
CORNERS, THE
COROLLE
CORPORATE COFFEE SYSTEMS
CORPORATE SAFE SPECIALISTS
CORPORATE VIDEO CONCEPS, INC
CORRIGAN PROPERTIES INC
COSTUMER, INC, THE
COTTRELL, JOHN
COUNTRY CLUB PLAZA OF KANSAS
COUNTY OF FAIRFAX
COUNTY OF LOUDOUN
COUNTY OF ROANOKE
COUNTY OF SUMMIT - FISCAL OFFICER
COURT CLERK, NASSAU COUNTY
COVAD COMMUNICATIONS
COX, JESSICA
COYLE PRINT GROUP INC
COYLE REPRODUCTIONS
CPI - PICKETT LLC
CRAIG REALTY GROUP
CRAIN’S NEW YORK BUSINESS
CRANIUM, INC.
CREATIVE ARTS UNLIMITED INC.
CREATIVE GROUP, THE
CREATIVE IMAGES
CREATIVITY FOR KIDS
CROCODILE CREEK
CROSSGATES MALL COMPANY, L.P
CROSSROADS ASSOCIATES, LLC
CROUIN, JEFFREY E
CROWN CREDIT CO
CROWN LIFT TRUCKS
CT CORPORATION SYSTEM
CTC COMMUNICATIONS CORP
CUBBYHOLE, THE
CUNNINGHAM - ESCOTT - DIPENE
CURATOLA, CARMELA
CURCIO, EILEEN
CURIOSITY KITS, INC.
CUSHING, MAUREEN
CUTIE CAKES
CYBERVERSE
DACK, ELISA
DADE COUNTY TAX COLLECTOR
DANBURY MALL, LLC
DANTELS WOOD LAND
DANIELSON, TORVA
DANKA FINANCIAL SERV.
DANKA OFFICE IMAGING
DANONE WATER OF NORTH AMERICA
DANZAS AEI CUSTOMS BROKERAGES
DARK HORSE COMICS INC
DARMOS TOYS
DARTEK COMPUTER SUPPLY
DATA CAPTURE SOLUTIONS
DATAVANTAGE CORPORATION
DAVID HALSALL (HK) LTD.
DAVIS ADVERTISING INC
DAY RUNNER, INC
DAYTON POWER AND LIGHT COMPANY
DAYTON TOWN AND COUNTRY
DEER PARK SPRING WATER, INC
DEFFENBAUGH DISPOSAL SERVICE
DEICO PRODUCTS
DEL MAR MECHANICAL, INC
DELAWARE DIVISION OF REVENUE
DELAWARE SEC’RY OF STATE
DELMARVA TRAILER SALES & RENTA
DEPALMA, TAMELA
DEPARTMENT OF ASSESSMENTS & TAXA
DEPARTMENT OF LICENSING
DEPARTMENT OF REVENUE

2

Creditor Name
DEPARTMENT OF STATE
DEPARTMENT OF WEST SHORE TAX B
DESIGNS 2 - U
DETROIT EDISON
DEUTER USA
DEVANGE, LAURA
DEVELOPERS CACHE LLC
DEX PRODUCTS, INC.
DEXTON CORPORATION
DHL WORLDWIDE EXPRESS
DIAL INDUSTRIES INC.
DIAMOND SELECT TOYS &
DIAMOND, LAURIE
DICKINSON, KELLY
DIFALCO, NANETTE
DILBECK, PAM
DILODOVICO, MARK
DIPCO PRODUCTS CO.
DIXIE ASSOCIATES
DO-A-DOT-ART
DOBBINS, CYNTHIA
DODD, DEANNA R
DOLLINGER-WESTLAKE ASSOCIATES
DOLLY INCORPORATED
DOMINION EAST OHIO GAS
DONALD J. PLINER/BABYDOLL
DOREL JUVENILE GROUP
DORSON SPORTS INC
DOUG, DON & DAD WINDOW CLEAN
DOUGLAS CUDDLE TOYS
DOWLING MAGNETS CORP
DOYLESTOWN TOWNSHIP
DOYLESTOWN TOWNSHIP
DREAM ABOUT ME INC
DREAMS & VISIONS
DRYBRANCH INC.
DUBLIN SAN RAMON SERVICES
DUKE POWER
DUNBAR ARMORED
DUNBAR BANKPAK, INC
DUNE CRAFT INC.
DUPLICHAN, KARLE
DUQUESNE LIGHT
DURI TRADING CO, LTD.
DUTAILIER GROUP INCORPORA
E & H TRANSPORT NETWORK INC.
E & J CLASSIC LIMITED
E AND I, INC
EANES TAX OFFICE
EAST GATE CENTER, LP
EASTCHESTER ASSOCIATES LP
EASTCOLIGHT LTD
EASTON MARKET
EASTON MARKET LLC
EASTVIEW MALL MKTG FUND
ECKERMAN, AMY
EDC PUBLISHING
EDEN INSITITUE FOUNDATION
EDGEWISE MEDIA INC.
EDU - SCIENCE (H.K) LTD
EDUCO INTERNATIONAL INC
EDUSHAPE LTD
EESOO
EFFANSEE DOLL CO.
EFT PROMOTIONS, INC/ STRATEGIC
ELENCO ELECTRONICS INC.
ELIZABETHTOWN WATER COMPANY
ELMER’ S PRODUCTS
ELMONT GLASS COMPANY INC
EMPIRE INDUSTRIAL PARK
ENERGIZER BATTERY, INC.
ENERGY MNGMT SYSTEMS
ENGINUITY LLC
ENSENDA, INC
ENVIRONMENTAL WASTE SOLUTIONS,
ENVISIONS, LLC
EQUITY ONE (PRESIDENTIAL MARKET
ERNST & YOUNG LLP
ERO INDUSTRIES
ESMAILTALAI, SAEED
ESTES INDUSTRIES
ETHERIDGE, KRISTEN
EVESHAM MUNICIPAL
EXECUTIVE SERVICE
EXEL CONSOLIDATION SERVICES, LT
EXEL GLOBAL LOGISTICS INC
EXPERIAN
F.P. DUFFY, INC.
FAGUNDES, ALVARINA
FAHEY, KATHLEEN
FAIRFAX CITY SELF STORAGE
FAIRFAX COUNTY WATER AUTHORITY
FAIRFIELD CO.
FANTASMA TOYS INC
FASHION CENTER LLC
FASHION MALL COMMONS
FEBER
FED EX FREIGHT WEST
FEDEX
FELDMAN, VICTORIA
FESCO DISTRIBUTORS
FIERRO, LYDIA
FIESTA (MAHAR MANUF CORP)
FIFTH AVE 58/59 ACQUISITION CO
FINANCE DEPARTMENT
FINANCIAL ACCOUNTING STANDARD
FIRECLICK, INC
FIRST ACT INC
FIRST DATA CORPORATION
FISH WINDOW CLEANING-OH
FISHER PRICE LTD (FOREIGN)
FISHER PRICE, INC
FISHER, BETH
FITZGERALD, JODI
FLANIGAN, CHRISTY
FLASHBACK GAMES
FLEURVILLE, INC.
FLEX ONE
FLOPPY PRODUCTS, INC.
FLORIDA DEPARTMENT OF REVENUE
FLURY, DAVE
FLYING COLORS
FOLKMANIS
FORD MODELS, INC
FORM CENTER
FORREST EDWARDS GROUP, LTD.
FORRINGER, KATHY
FORTUNE FASHIONS IND
FORUM DEVELOPERS L/P
FOSTER, BRIAN
FOX METRO W.R.D.
FOX VALLEY MALL LLC
FOXLINK PERIPHERALS, INC.
FPL FLORIDA POWER & LIGHT CO
FRANKLIN SPORTS, INC
FREDERICKBURG 35, LLC
FREEMAN, JANETTE
FRIENDLY TOY CORP.
FRONT PORCH CLASSICS, INC.
FRONTIER TELEPHONE
FTI POLICANO & MANZO
FUECHEEL, NATALIE
FUJITEC AMERICA, INC
FULBRIGHT & JAWARSKI LLP
FULTON COUNTY FINANCE DEPT
FULTON COUNTY TAX COMMISSION
FULTON COUNTY TAX COMMISSIONER
FUN PROMOTION B.V.
FUNDEX GAMES
FUNNYFACE TODAY, INC
FUNRISE INTERNATIONAL
G H HARRIS ASSOCIATES, INC
G.M. HANEY, CITY TEASURER
GA - SALES & USE TAX DIVISION
GA COMMUNICATIONS, INC
GALERIE AU CHOCOLAT
GALLERIA AT TYSONS II, THE
GALLERIA MALL INVESTORS LP
GAMEWRIGHT INC
GARCIA, TARA
GARVEY CANDY CO
GATTUSO, DEBRA
GAYLORD PALMS RESORT&CONVENTION
GE CAPITAL
GE CAPITAL COLONIAL PACIFIC
GEAR UP
GENERAL LITE COMPANY
GENESIS LOGISTICS & DISTRIBUTI
GENIO CARDS
GEORGIA POWER
GEOSPACE PRODUCTS CO, INC
GERSHKOVICH, MICHELLE
GETACHEW, ABBEY
GFM LLC
GIDDY UP, LLC
GLENDALE I MALL ASSOC, GLENDALE
GLENDALE WATER UTILITY
GLOBAL DESIGN CONCEPTS, INC
GLOBAL TECHNOLOGY SYSTEMS, INC
GOLDA & I CHOCOLATES
GOLDBERG, SANDY
GOLDBERGER DOLL INT’L
GOLDBERGER DOLL MFG CO IN
GOLDEN CARRIERS, INC
GONGE CREATIVE LEARNING A
GONZALEZ, CINDY
GOODMAN/LANDMARK ONE
GOODWIN, COURTNEY
GRACO
GRAHAM, KRISTIN
GRANDMAS TOY CHEST/CRITTER LEG
GRANT, MONICA
GREAT AMERICAN PUZZLE FACTORY
GREAT BEAR
GREAT PERFORMANCES CATERERS
GREATER BOSTON CONVENTION & VI
GREEN, LORA
GREENCOVE ASSOCIATES LLC
GREENVILLE WATER SYSTEM
GREENWOOD, ELIZABETH
GRONER, JUDY
GROPMAN, DEBORAH
GROW’N UP LIMITED
GRUNWALD, JOAN
GS BRENTWOOD LLC
GUDALEWICZ, DEANNA
GUIDECRAFT
GUND, INC
GWINNETT CTY TAX COMMISSIONER
HABERMAASS CORPORATION
HACIENDA CROSSING

3

Creditor Name
HAIR, AMY
HALKYARD, CHRIS
HALO INNOVATIONS, INC.
HAMILION COUNTY TREASURER
HAMMER, HEIDI
HAMPION ART
HANCOCK MANAGMENT PARTNERS
HANCOCK PARK CAPITAL II LP
HANDS ON TOYS
HANSA TOY INTERNATIONAL
HAPPY DOG TOYS
HARRISVILLE DESIGNS
HART ENTERPRISES, INC
HARTFORD LIFE INSURANCE COMPAN
HASBRO
HASTINGS VILLAGE INVESTMENT CO
HAWTHORNE CENTRE ASSOCIATES
HAYDEN, ANNE
HAZELETT, EDWARD
HC ATLANTIC DEVELOPMENT
HEKALUS, NICOLE
HELLER FINANCIAL LEASING, INC.
HELPERI, ROBERT
HELVIE, KYLE
HENDERSON SQUARE APARTMENTS
HENRY HOLT & COMPANY
HERMSEN, JEAN
HIGGINS, JILL
HIGH INTENCITY CORP.
HIGHWOODS PROPERTIES
HINKLE, TINA
HIPPLE, XYLE
HIPPO, RACHELLE
HIT ENTERAINMENT / LYRICK
HOBERMAN DESIGN INC
HOLLINGER, RENEE
HOLLISTER INCORPORATED
HOLMES, SHON
HOLST, LUMENCIA
HOLTGREE, JOYCE
HOME PRODUCTS
HOOHOBBERS
HOORAY?
HORIZON SHINE TOY CD
HOROWITZ, DANIEL
HORTON PLAZA LP
HOSUNG EVENTS L/C
HOT ON YOUR TRAILER
HOTALING IMPORTS INC.
HOTJOBS.COM
HOUSE OF MARBLES
HOWARD COUNTY WATER & SEWER
HOWARD COUNTY, DIRECTOR OF FINANCE
HUBERT REALITY COMPANY
HUFFY BICYCLES
HUFFY SPORTS
HUGHES, MICHAEL
HUNTERS SQUARE COMPANY LLC
HUNTINGTON CENTER ASSOCIATE, L
IANNACCONE, MONA
IDEA NUOVA
IGO HOME PRODUCTS
ILD TELECOMMUNICATIONS ILLUMINATING CO
ILLUMINATIONS
IMAGABILITY INC
IMAGIIX IMAGINATION LICENSING
IMAGINE US ?
IMPAG B.K. LTD
IMPERIAL IN TOUCH, LLC
INDIANA DEPT OF REVENUE
INDIANA SECRETARY OF STATE
INDIANAPOLIS POWER & LIGHT CO
INDIANAPOLIS WATER COMPANY
INDUSTRIAL SAFETY CO
INDUSTRIAL SALVAGE CORPORTION
INFANTINO, INC
INFOMART
INFORHIGHWAY COMMUNICATIONS CO
INGERSOLL-RAND AIR COMPRESSORS
INLAND COMMERCIAL PROPERTY MGT
INNOVATIVE PRINT & MEDIA GROUP
INSECT LORE PRODUCTS
INSIGHT
INTEGRATED CORPORATE RELATIONS
INTELIBABY LLC
INTELLINITIATIVE, INC.
INTER. COLOR SERV. CORP
INTERART
INTERNAL REVENUE SERVICE
INTERNAP NETWORK SERVICES
INTERNATIONAL ENVIRONMENTAL MG
INTERNATIONAL MASCOT CORP
INTERNATIONAL PLAYTHINGS, INC
INTERIEK TESTING SERVICES LABT
INTEX TRADING LTD
INTRAVEX LLC
IRVINE RETAIL PROPERTIES CO
IVYFARM INVESTMENTS LLC
IWA TOY COMPANY
J & M PAINTINGS & RECONSTRUCTIO
J.L. CRILDRESS CO., INC.
J.LAMS INC
JACK RABBIT CREATIONS
JAKKS/TOYMAX, INC
JAMES INDUSTRIES INC
JANDA, TAMARA
JANISEE, CANDICE
JAX LTD
JAZ WAREA INC.
JCP&L
JEFFERSON MFG CO
JEFFREY R ANDERSON REAL ESTATE
JELLY BELLY CANDY COMPANY
JENNINGS, LARRY
JETMAX LTD
JEUJURA
JL MEDIA, INC
JOHNSON COUNTY WASTEWATER
JOHNSON, ANGELA
JOHNSON, JENNIFER
JONES, CONNIE
JONES, ILENS
JOUETS BO-JEUX TOYS INC
JUNG HWA ENTERPRISE CO.
JUNG TRUST, THE
JUPITER INDUSTRIES
JUVENILE PRODUCTS CORP.
K.T. KALEIDOSCOPE, INC
KALENCOM CORPORATION
KANE, JANET
KANE/MILLER BOOK PUBLISHERS
KANSAS CITY POWER & LIGHT
KANSAS DEPARTMENT OF REV
KANSAS GAS SERVICE
KARAKELIAN, GARABET
KAYNE ANDERSON CAPITAL ADVISOR
KAYNE, MR FRED
KANYE, MR RICHARD
KCMO WATER SERVICES DEPARTMENT
KEENWAY IND LTD
KEL-GAR INC.
KELLERMEYER BUILDING SERVICE
KELTY KIDS
KENCRAFT INC
KENTLANDS II, LLC
KENTUCKY REVENUE CABINET
KETTLER INTERNATIONAL
KEYSPAN ENERGY DELIVERY
KID DESIGNS
KID DESIGNS INC
KID GALAXY
KIDCO, INC.
KIDDOPOTAMUS & COMPANY
KIDKUSHION, INC.
KIDS II, INC
KIDS PREFERRED, INC
KIDS STUDIO WORKS LLC
KIDS TOUCH
KIDTECH TOOLS INC
KIDZ TOYS (WORLD MARK INT)
KIMCO NORTH TRUST II
KIMCO RALEIGH 177, LLC (326)
KIMCO REALITY
KING OF PRUSSIA ASSOCIATES
KIR BATAVIA 051 LLC
KIR BRIDGEWATER 373, LLC (409)
KIR NEW HOPE COMMONS 016, LLC
KIR NORTHWEST SQUARE, LP
K'NEX INDUSTRIES, INC.
KOCH ENTERTAINMENT DISTRIBUTIO
KODAK
KOLANKO, LAURIE
KOLCRAFT ENTERPRISES, INC
KILLAR, JERRY
KONE INC
KOOLGACHET S.L
KOREA MERCHANDISE CO., LTD
KPMG, LLP
KRAUSE PUBLICATIONS
KRAVCO CO.?
KUBO, JON
KURKJIAN, RITA
KURI KOENIG & ASSOCIATES
KUTULIS, DAVID
KWON, SUN
KWONG WAH PRINTING PRESS
KYJEN COMPANY, THE
LA PRO FORMS
LA WASTE SERVICES
LAB PLUMBING & HEATING CO
LACLEDE GAS COMPANY
LACLEDE, INC.
LAGUNAS, ADRIANNA
LAMBERT, ELIZABETH
LANARD TOYS
LAND, JAMES J
LANGUAGE LITTLES
LARSON, DAVID
LATE FOR THE SKY PRODUCTION
LAUER, TARA
LAURI INC
LAUS, ABRAHAM
LAWRENCE, MARNIE
LEACHCO
LEAP FROG ENTERPRISES, INC
LEARNING COMPANY, THE
LEARNING CURVE - RC2 BRANDS, IN

4

Creditor Name
LEARNING RESOURCES
LESOVICK, ZOLTAN
LEE MIDDLETON ORIGINAL DOLLS
LEE PUBLICATIONS
LEEVAN, ROBERT
LEGO MINDSTORMS
LEGO SYSTEMS
LEMKUIL, TIFFANY
LERADO USA
LES POOCHS
LEVELS OF DISCOVERY LLC
LEVENE, NEALE, BENDER, RANKIN&BRI
LEVER TOYS CO., LTD.
LEVITT, MELISSA
LFUCG
LG&E COMPANY
LIBERTY PROPERTY LTD PARTNERSH
LIBERTY VENTURE, I, LP
LIBRETTO HOLDINGS
LIGHTS, CAMERA & INTERACTION
LIPA LONG ISLAND POWER AUTHORI
LITTLE COLORADO, INC.
LITTLE TANK FURNITURE CO., THE
LITTLE TIKES
LOLLIPOPROCKI LLC
LONG ISLAND WATER
LONOFF, JEFFREY
LORMAN
LOS ANGELES DEPT OF WATER & PO
LOUISVILLE WATER COMPANY
LOUMAR CONTRACTING
LUCE PRESS CLIPPINGS, INC
LUCY ANN
LUHR, ANN
LUZ, JANET
LWC SERVICES INC
LYNARD COMPANY, INC
LYNCH, BRIAN
M & E WINDOW CLEANING
M & M COLORWORKS
M&F WORLD ASSOCIATED LTD, PART
M. EPSTEIN’S SON, INC
MARIS HEALTHCARE INC.
MACDIRECT
MACERICH PARTNERSHIP
MACERICH WESTSIDE LTD
MACKINNON, KIM
MACLAREN USA, INC.
MACS
MAGISTERIAL DISTRICT #32-1-29
MAILLIE, FALCONIERO & COMPANY L
MAJORETTE
MAN, JENNIFER
MANAGER OF FINANCE MO
MANAGER OF REVENUE. CO
MANEKIN AYLESBUY, LLP
MANHATTAN MINI STORAGE
MANHATTAN NEON SIGN CORP
MANHATTAN TOY CO
MANIGLIA, DAWN
MANLEY TOYS
MANLEY TOYS, LTD
MANNING, SHEILA
MARAND, DANIELLE
MARIAN, LLC
MARICOPA COUNTY TREASURER
MARION COUNTY TREASURER
MARKWINS INTERNATIONAL
MARLIN LEASING CORP
MARQUETTE, KEVIN
MARTIN, DINO
MARTIN, SHERRY
MASI, AMY
MASSACHUSETTS DEPT OF REVENUE
MASTER PIECES PUZZLE CO
MASTER REPLICAS
MATERIAL HANDLING SUPPLY INC
MATTEL - ARCO
MATTEL TOYS
MATTHEW KRANEK STUDIO
MATTIE STUDIO INC
MAXIM ENTERPRISES
MAXWELL, ROSS
MAYA GROUP, INC, THE
MAYBORN USA
MAYFAIR ARTIST HK
MC KAY, KATIE
MC SIGN COMPANY
MCADAMS GRAPHICS
MCAVOY, DANIEL J.
MCCLELLAND, EILEEN
MCDERMOTT, CORY
MCFARLANE TOYS
MCI
MCLENNAN, AMANDA
MCSHERRY, JENNIFER
MEADE INSTRUMENTS
NECKLENBURG COUNTY TAX COLLECT
MEDELA / FAMILY WAY MKT.
MEDIA GENERAL FINANCIAL SERVIC
MEGA BLOKS INC. (RITVIK)
MEGAPATH NETWORKS INC
MEGATECH
MELE MFG CO INC
MELWOOD SPRINGS WATER CO
MENDOZA, ALBERTO
MENIG, MEAGAN
MERRILL COMMUNICATIONS LLC
MERRILL LYNCH, PIERCE, FENNER&SM
METRO DOOR ROMET MFG INC.
METRO INDUSTRIAL SUPPLIES INC
METRO TECH SERVICE CORP
METROPOLITAN LIFE INSURACE CO
METROPOLITAN ST LOUIS
METROPOLITAN TEMPORARIES
MEZCO TOYS
MGA ENTERTAINMENT
MICHELMAN & ROBINSON, LLP
MICHIGAN DEPT OF TREASURY
MICRO GAMES
MIDLAND PAPER
MILA MEDICAL COMPANY
MILLER, JAMES
MILLER, PAUL
MILLIGAN, CHRIS
MINICH, KEITH
MINNESOTA DEPT OF REVENUE
MINOLTA BUSINESS SYSTEMS
MIRA MESA MARKETPLACE EAST, LL
MISA DEVELOPMENT C/O LI & FUNG
MISSOURI DEPT OF REVENUE
MISSOURI DEPT. OF REVENUE
MISSOURI - AMERICAN WATER
MITCHEM, DETTRA J
MLGW
MOBILE MINI, INC
MOBILE STORAGE GROUP - EAST
MOKRYNSKI & ASSOC INC
MOLTO Y CIA, S.A.
MOMMY’S HELPER
MONGE, HEIDI
MONGOMERY COUNTY, MALAND
MONSTER
MONTGOMERY CO SANITARY ENGINEE
MONTROSS, ALICIA
MOR SNOWDEN SQUARE 2 LTD
MORGAN, LEWIS & BOCKIUS, LLP
MORNIK, LLC
MOSS, MINDY
MOSSWORLD ENTERPRISES, INC
MOTHER’S RELIEF, INC.
MOULTON NIGUEL WATER DISTRICT
MOUNT LAUREL TOWNSHIP
MRS. BEASLEY’S INC.
MTS PRODUCTS / J. MASON
MULHOLLAND & BAILIE
MULLIS, MARSHA
MUNCHKIN, INC.
MURPHY, KRISTINA
MUSIC INDUSTRIES CORP
MUSTELA USA
MY FAMILY TALES
MZE PERSONAL CARE
N.V AMTOYS S.A
NAGELE, FRANK
NAGLER AND ASSOCIATES
NAKAJIMA USA, INC
NANA BANANA
NASHVILLE GAS
NASSAU CANDY
NATIONAL ACCOUNTS, INC
NATIONAL ECONOMIC RESEARCH ASS
NATIONAL FUEL GAS
NATIONAL SPORTING GOODS
NATIONAL WASTE SERV. & IRS
NATURAL SCIENCE INDUSTRIES
NAUMAN CONSTRUCTION
NAVIGANT INTERNATIONAL
NEMA
NEAT SOLUTIONS
NEBRASKA DEPT OF REVENUE
NEELEY, REBECCA
NEUROSMITH
NEVADA COMPRESSED GAS
NEVADA DEPARTMENT OF TAXATION
NEW BRIGHT
NEW CENTURY ASSOCIATES GROUP L
NEW JERSEY SALES & USE TAX
NEW VIDEO GROUP
NEW YORK STATE SALES TAX
NEWROADS-ROANOKE FULFILLMENT
NEWTOWN SEWER AUTHORITY
NEWTOWN VILLAGE PLAZA ASSOC., L
NEX
NEXT ACTION
NEXTIRAONE, LLC
NIAGARA MOHAWK POWER CORPORATI
NICOR GAS
NIELSEN, JOHN
NIGGLI, DAVID
NIKKO AMERICA INC.
NJ - AMERICAN WATER CO
NORRIS, MR. CHARLES
NORTH AMERICAN BEAR
NORTH CAROLINA DEPT OF REVENUE
NORTH EAST TRAILER SERVICES, IN
NORTH SHORE GAS
NORTH STATES INDUSTRIES,
NORTHVILLE JOINT VENTURE
NORTHVILLE TOWNSHIP

5

Creditor Name
NOUNOURS
NOVA DESIGN GROUP
NOVELTOY
NOMA LI, INC.
NSTAR
NYC DEPARTMENT OF FINANCE
OAKLEAF WASTE MANAGEMENT, LLC
O’CONNOR, MEGAN
O’DONNELL, KAIRINA
O’DONNELL, KELLY
OFFICE OF THE CITY TREASURER
OFFICE TEAM
OHIO ARI CO
OKLAHOMA COUNTY TREASURER
OKLAHOMA NATURAL GAS
OKLAHOMA TAX COMMISSION
OLD ORCHARD URBAN LIMITED
OLIBLOCK
OLSON, SIEVE
OLYMPIC PALM BEACH SERV.
ONE STOP PALLETS
ONO, LYLE
ONTEX ELECTRONICS LTD.
ONYX GROUP, INC, THE
OREGON SCIENTIFIC
ORLANDO REGIONAL CHAMBER OF CO
ORTH GRAPHICS, INC.
O’SHEA, CHRIS
P.J. KIDS, L.L.C.
PA DEPT OF LABOR AND INDUSTRY
PA DISTRIBUTION, INC.
PACE-CENTRAL ASSOCIATES, LLC
PACIFIC GAS & ELECTRIC CO
PACIFIC PLAY TENTS
PACKERLAND TOYS & SPORTS
PADC RETAIL, INC.
PAETEC COMMUNICATIONS, INC.
PALMER PAINT CO
PAMELA DRAKE IMPORTS
PANACHE PLACE, INC.
PARIDON, JENNIFER
PARK MEADOWS, LLC.
PAROLE TOWN CENTER ASSOC LTD
PARTY STORE
PASCOCELLO, CHRIS
PASTOR, FRANK
PATCHOULI INC
PATRICK, LYNDA
PAXAR AMERICAS INC.
PC MALL, INC
PEACEABLE KINDGOM PRESS
PEARHEAD INC.
PEBEO OF AMERICA INC
PECO ENERGY
PEG PEREGO
PENN CENTER MANAGEMENT CORP
PENN SECURITY CO
PEOPLES ENERGY
PEPCO
PEPPERDINE’S MARKING PROD
PERFORMICS
PERLER DEADS / NOVACON CORP
PERRIN & NISSEN INT’L LIM
PERSONNEL PLUS, INC
PETERS, CASEY
PETTY CASH -c/o ALBA RAMOS
PETTY CASH -c/o DAWN SYLVERS
PETTY CASH -c/o JODI FIZGERALD
PETTY CASH -c/o RON JEPNER
PHD TELECOM, INC
PHILA, SUBURBAN WATER CO.
PHILIPS CONSUMER ELECTRONICS C
PICCI USA INC.
PIEDMONT NATURAL GAS CO
PIEDOMONT PEACHTREE CROSSING AS
PINE VALLEY WATER CO
PINNACLE PRIORITY PROJECTS, LL
PINT SIZE
PISTER, RESECCA
PISZKOWSKI, JERRY
PITNEY BOWES CREDIT CORP
PITV
PIXELBLOCKS
PLASTWOOD
PLATFOOT, MARILYN
PLAY HUT, INC
PLAYING FOR KEEPS
PLAYING MANTIS
PLAYMATES TOYS
PLAYMOBIL USA INC
PLAYWELL/HONG KONG TOY CENTRE
PLAZA AI CITRUS PARK KIR TAMPA
PLEASANT COMPANY

POLLOCK, RICHARD
POLYCDNCEPT USA, INC
POPULUXE BABY
POST PLAZA LLC
POSTMASTER
POSTMASTER TN
POWERNET GLOBAL COMMUNICATIONS
PP&L
PPR REDMOND RETAIL LLC
PR NEWSWIRE
PREMIER INNOVATIONS
PREMIER LIGHTING PRODUCTS
PRESIDENTIAL MARKET CENTER LLC
PRESSMAN TOY CO
PRESTIGE TOY CORP
PRIDESTAFF
PRIME ENTERTAINMENT INC/DIGITA
PRIME PEDAL KARTS/BERG USA
PRIMEZONE NEDIA NETWORK
PRIMO
PRIMO SERVICES INC
PRIMUS
PRINCE LIONHEART
PRINCE WILLIAM COUNTY
PRINCESS SOFT TOYS
PRO DESIGN VENDING CO
PRODIJEAUX INC
PRODUCT MODEL MANAGEMENT
PROGRESS ENERGY FLORIDA, INC
PROVIDENT PACKAGING CORP
PSE&G CO
PSNC ENERGY
PU DIGITAL
PUGET SOUND ENERGY
PUGLISI, EILEEN
PURCHASE POWER
PUTUMAYO WORLD MUSIC
PYRAMID TOYS LTD
QUAD/GRAPHICS (GA)
QUADRILLA WILFRIED BRAUN
QUAERO, L.L.C.
QUANTISENSE
QUESECOR, INC
QUICKFINDER, INC
QUIKPAK, INC
QUINCRAFT CORP
QWEST
QWEST (CO)
QWEST (WA)
QWEST INGTERGRATED BUSINESS CO
RADICA USA LTD
RADIN, GERI
RADIO FLYER INC
RAMAI
RAMBHAJAN, TROY
RANDY GODEKE, DIRECTOR
RAVENSSURGER
RAYBURN, MICHAEL
RAZOR & TIE DIRECT, LLC
RAZOR USA, LLC
RBI
RC ERTL, INC
RCN OF NEW YORK
RDS DISTRIBUTING, LLC
REAL MOME INK, LLC
RED BOX TOY USA
REDKAR, CHRIS
REDKAR, CHRISTOPHER
REDSTONE FOODS INC
REFLECTIONS WINDOW CLEANING SE
REGAL LAGER, INC.
REGALO INTERNATIONAL
REGENCY LIGHTING
REGENT SPORTS CORP
REILLY, JOHN
RELIANT ENERGY HLP
RENO, PAMELA
REFLOGLE GLOBES INC
REPUBLIC WASTE SRVC OF TEXAS
RESERVE ACCOUNT
RESIDENTIAL MANAGEMENT GROUP
RESTON SPECTRUM LP
RETAIL PRINT SERVICES, INC
RETAIL PROCESS ENGINEERING, LLC
REVERS SUBURBAN REALTY CORP.
RHIND TOYS, INC. / TOYOLOGY
RICE/KELVIN PARTNERS, LTD
RICHARDS, LAYTON & FINGER, PA
RICHMOND COUNTY TAX COMMISSION
RICHMOND, KIMBERLY
RITZ CARLTON GOLF CLUB, THE
RIVERA, JESUS
RIVERFRONT HEALTH SYSTEMS
RIVERA TRADING INC
RJ LACHMAN, INC
RMS INVESTMENT CORP
ROANOKE GAS COMPANY
ROANOKE TIMES, THE
ROANOKE VALLEYPOINTE, LLC
ROBERT L BERGER & ASSOCIATES, L
ROBERTS, SEAN
ROCHESTER GAS AND ELECTRIC
ROCK ME BABY RECORDS, LLC
ROCKY MOUNTAIN CHOCOLATE
ROM MAN
ROOKWOOD COMMONS
ROTO ROOTER PLUMBERS-CA
ROUBE (WATER TOWER LLC)
ROYAL & SUNALLIANCE
ROYAL BRUSH MFG
ROYER, KENDRICK
ROZECKI, PATTI
RPE OUTSOURCING, LLC
RR DONNELLEY RECEIVABLES, INC
RREEF INWOOD VILLAGE, L.P.
RUMBA MARKETING INC

6

Creditor Name
RUSSELL & MILLER INC.
RUSSELL, DONNA
S & S WORLDWIDE, INC.
S WALTER PACKAGING CORP
SABABA TOYS, INC.
SACHANOWSKI, MELISSA
SAFARI
SAFELINE CORPORATION
SAFEMASTERS CO, INC.
SAFETY FIRST
SAKAR INTL. INC.
SAKELLARIDES, MERIA
Saks Inc, Saks Dept. Stores, Inc. &Sal
SAKS INCORPORATED FOUNDATION, THE
SALVANIE, MARY
SAMKARIPA, JAKE
SAM’S KIDS
SAN DIEGO GAS & ELECTRIC
SAN FRANCISCO PUBLIC UTIL.COM
SAN FRANCISCO TAX COLLECTOR
SANDHOLM CO
SANDOVAL, CLAUDIA
SANDRIK, KELLIE
SANDY JACKSON ASSOCIATES, INC
SANY SPRINGS PLAZA ASSOC, LP
SANDYLION C/O L&M SALES
SANRIO, INC.
SANTORO GRAPHICS
SARGENT ART INC
SARVER, JACKIE
SASSAFRAS ENTERPRISES INC
SATURNIAN 1 INC
SATYA STARR, DEBORAH
SAUL SUBSIDIARY 1 LTD
SAUSNER, ALAN
SAWORASS TRADING COMPANY
SBC
SBC IL
SBC MI
SBC CA
SCANA ENERGY
SCHAFARICHARDSON, INC
SCHERMERHORN & CO., INC
SCHMIDT INVESTMENTS, LTD.
SCHULTZ, ARNETTE
SCHWARTZ FIRE EXTINGISHER INC
SCHYLLING ASSOC. INC
SCIENTIFIC EXPLORER
SCRATCH ART CO INC
SCREENLIFE LLC
SECRETARY OF STATE - KY
SEPULVEDA PROPERTIES
SERVCO INDUSTRIES
Service evaluation concepts, in
Service graphics
SESAC, INC
SESCO
SESIL CO., LTD
SET
SHAFFER, JOHNDA
SHEAR, ROBIN
SHELCORE
SHEPHER DISTRIBUTORS & SALES
SHERIDAN, KATE
SHINDEL, OWEN
SHIREY, RONNIE
SHOCKLEY, STEVE
SHOPE AT OAKS BROOK PLACE, LP
SHUGA, BERNADINE
SHUMSKY ENTERPRISES

SHYE USA
SIERRA REALTY
SIERRA SPRINGS (NV)
SIGLER, SABRINA YANNASCOLI
SIT MARKETING INTERNATIONAL
SILICON MOUNTAIN MEMORY INC
SILVER, DANIEL
SILVERLIT TOYS INC.
SIMMONS JUVENILE PRODUCTS
SIMON, AMY
SIMPLE WISHES
SIMPLEX GRINNELL
SIMPLEXGRINNELL LP IL
SINGING MACHINE CO., INC., THE
SKULLDUGGERY
SLANT / FIN
SLEEPING BEAK PRESS
SMALL FRY DESIGN, INC.
SMALL WORLD TOYS
SMOBY HONG KONG LIMITED
SMOBY INTERNATIONAL
SNET
SNYDER, GAYLEN
SOIREES
SOMERSET COLLECTION LIMITED
SONITROL CENTRAL OHIO
SONY ENTERTAINMENT ROBOT
SOUTH CAROLINA DEPT OF REVENUE
SOUTH JERSEY GAS CO
SOUTH JERSEY NEWSPAPERS CO
SOUTH SHORE PLAZA
SOUTHEAST PRESTON ROYAL
SOUTHERN TELECOM
SOUTHERN CALIFORNIA EDISON
SOUTHERN CONNECTICUT GAS
SOUTHLAKE CENTRAL VENTURE
SOUTHROADS VILLAGE LLC
SOUTHWEST SYSTEMS
SOUTHWESTERN BELL
SPEAKEASY NETWORK
SPIN MASTER LIMITED
SPIRO, SHERRILYN
SPORT FUN, INC
SPORTCRAFT LTD.
SPRI PRODUCTS, INC.
SPRINGER, RAYMOND
SPRINGFIELD ASSOCIATES L.L.C.
SPRINT
SQUIRE BOONE VILLAGE
STAGE COACH LIMO, INC.
STALEY SERVICE CO, INC
STAPLES BUSINESS ADVANTAGE
STAR H.K. ELECTRONIC LTD.
STARAD INC., (C. RADKO)
STARLINE, INC
STATE OF MICHIGAN
STATE OF NEVADA
STATE OF NEW HAMPSHIRE
STATE OF UTAH
STATE OF WASHINGTON
STATE SECURITY
STATE TREASURER/DEPT OF LIC.
STEIFF NORTH AMERICA INC.
STEIN, JONATHAN
STEP 2 COMPANY
STEPHANIE KERNOCHAN
STEPHANIE MAGNONE
STERLING COMMERCE 13199
STERLING SANITARY SUPPLY
STERN, MARC I
STOKKE LLC
STRAFFORD PUBLICATIONS
STREET FLYERS, LLC
STUDIO 10
SUDBERRY PROPERTIES, INC.
SUGAR BEATS ENTERTAINMENT
SUGAR PLUM FAIRY BAKING CO, THE
SUMMER INFANT, INC.
SUMMIT FINANCIAL PRODUCTS
SUN IA TOYS SDN SHD.
SUNBELI RENTALS
SUNG WON INDUSTRIES INC.
SUNRISE MALL ASSOCIATES
SUNSHINE KIDS
SUPER TECHNOLOGY LIMITED
SUPER TOYS IND. CO. LTD.
SUPERFLIGHT
SUPREME SECURITY SERVICES, INC
SURRENA, PETER
SUTHERLAND, ADRIENNE
SWERDIOW FLORANCE BANCHEZ & RA
SWISHER
SYCAMORE KIDS INC
SYLVANIA LIGHTING SERVICES
SYSTEM TRANSPORTATION EQUIPME
SEWAST, HELENA
T&R EXTERMINATORS INC
T/A CLEAN-SWEEP BUILDING SERV
TAB DISTRIBUTION
TAG SAN DIEGO
TAMAL VISTA INVESTORS
TAME PRODUCTS
TANURB DEVELOPMENT INC
TAO MUSIC, INC.
TARA TOY CORP.
TARZANA VILLAGE COMPANY LLC
TAURUS TOY CORP
TAX ASSESSOR-COLLECTOR
TAX COLLECTOR
TAX COLLECTOR, PALM BEACH COUN
TAYIO EDGS
TEACHERS RETIRE, SYS/ILL STATE
TECH TRANS
TEDCO INC
TEDDY’S DOG TREATS
TEK/NEK TOYS LTD
TELCOVE
TELEPACIFIC COMMUNICATIONS
TEMPTROL
TENNESSEE DEPART OF REVENUE
TEPNER, RONALD M
TEEMINIX INTERNATIONAL -NY
TEXAS GAS SERVICES
THAMES & KOSMOS
THINK TEK, INC
THINKFUN
THOMAS SOLAND &CO., INC.
TIGER TALES
TM DALAL STUDIO
TIME WARNER CABLE
T-MOBILE
TNT USA INC
TORRELL, KATHLEEN
TORREZ, CHARLES
TOTAL FIRE & SAFETY INC.
TOTH, SUSAN
TOTS IN MIND, INC.
TOWN & COUNTRY PARTNERSHI
TOWN OF BURLINGTON
TOWN OF NATICK

7

Creditor Name
TOWN OF VICTOR WATER DEPT
TOWNE ANSWERING SERVICE
TOWNLEY
TOWNSHIP OF WHITEHALL
TOY BALLOON CORP.
TOY CRAZE INC
TOY ISLAND
TOY WORKSHOP, THE
TOYSMITH
TOYVISION
TRAN SOURCE LOGISTICS
TRANSGROUP INTERNATIONAL
TRAUB, BONACQUIST & FOX LLP
TREASURER OF STATE OF OHIO
TREASURER OF VIRGINIA
TREASURER, CITY OF FAIRFAX
TREASURER, CUYAHOGA COUNTY
TREE HOUSE KIDS, INC.
TREECO/HYLAN LIMITED
TREND ENTERPRISES, INC
TRIMBLE, CHRISTIANNE
TRIOPS INC.
TRI-STATE ALARM, LLC
TRIUMPH BOOKS INC
TRMP 767 FIFTH AVENUE LLC,
TUBOR, ROBIN ELLIS
TUFFO
TURN UP THE MUSIC
TURNER HERITAGE INVESTMENTS
TWIN CITY OXYGEN
TWO TWENTY TWO BERKELEY
TXU ELECTRIC
TXU GAS
U.S. HEALTHWORKS MEDICAL GROUP
U.S. STOCK TRANSFER CORP.
U.S. DISTRIBUTING, INC
UEBINGER,LYNN
UGI UTILITIES, INC
ULINE
ULTIMATE BABY WRAP COMPANY, THE
UNCLE MILTON INDUSTRIES, INC.
UNICA CORPORATION
UNION BAY PLAZA
UNISAR INC.
UNISOURCE WORLDWIDE, INC
UNITED INSURANCE CONSULTANTS
UNITED MODEL
UNITED RENTALS
UNITED STATES MUTUAL ASSO.
UNITED VAN LINES INC.
UNITES VAN LINES, INC MO.
UNITED WATER NEW ROCHELLE
UNIVERSAL CONVENTION PHOTOGRAP
UNIVERSAL TOYS / GAMES
UPPER MERION TOWNSHIP
UPS CUSTOMHOUSE BROKERAGE, INC
UPS SCS
UPS-SUPPLY CHAIN SOLUTIONS
USA OPOLY
USC DISTRIBUTION SERVICES
USRP TEXAM-WESLAYAN PLAZA WEST
UWNJ
VACCUM SYSTEMS INTERNATIONAL
VALDAWN WATCH CO. LLC,
VARANO. JR. RUSSELL J
VARIFLEX
VAUGHN, LOUIE
VELLAM, NADIA
VELOCITY PRODUCTS LLC
VENDITTI, LEANNA
VERIZON
VERIZON CABS
VERIZON INTERNET SOLUTIONS
VERIZON NORTHWEST
VERIZON SOUTHWEST
VERIZON WIRELESS - NJ
VERNARD T YOUNG
VERRASTRO, SUZY
VF MALL, LLC
VIAQUEST INC. dba: UKID
VIDEO DISTRIBUTORS
VILLAFANA, MARICRUZ
VILLAGE NORTHBROOK SQUARE
VINSON JR, HOYLE
VIRGINIA DEPT OF TAXATION
VIRGINIA POWER
VITAL RECORDS INC.
VIVA MEDIA LLC.
VIECH ELECTRONICS NORTH AMERICA
W & I INTERNATIONAL EXPRESS, I
W. W. R. ASSOCIATES
W. P. THOMPSON & CO.
W. W. GRAINGER, INC
WADER QUALITY TOYS
WALSH, DAVID
WALTON EMC
WARNER, DENISE
WASHINGTON GAS
WASTE MANAGEMENT OF SUN VALLEY
WASTE SERVICES OF NEW YORK, INC
WATER DISTRICT NO 1
WAYNE RETAIL LLC
WE ENERGIES
WEBSTER WAYNE SHOPPING CENTER
WELCH, JERRY
WERNER, ROSEMARIE
WESTCHESTER/DENISON PARKING, THE
WESTLAKE BRIDGEPOINTE
WESTPOST POST ROAD, LLC
WESTWOOOD TOWN CENTER, LLC
WHEELAND, TOM
WHITEMAX ASSOCIATES
WHITEMARSH INVESTMENT ASSOC
WILD PLANET
WILDLIFE ARTISITS INC
WILLIAMS SCOTSMAN, INC
WILLIAMS, LAREBA
WILLIAMS-DAVIS, LAREDA
WILLIAMSON COUNTY TRUSTEE
WILMORITE MARKETING GROUP, INC
WILSON, MICHELLE
WILSON, ROBERT
WINCHESTER CENTER LLC
WINDOWS JUST WINDOWS
WINERING, KIRSTEN
WINNING MOVES
WISCONSIN DEPARTMENT OF REVENUE
WISCONSIN DEPT OF REVENUE
WISSAHICKEN SPRINGWATER
WMJK, LTD
WOLF, BEVERLY
WOLFINGER, WENDY L
WONDER WORKS
WOODACRES LLC
WOODCREEK
WOODLAWN POINT SHOPPING CENTER
WOODMEN RETAIL CENTER, LLC
WORKMAN PUBLISHING CO
WORLDWIDE SAFE & VAULT, INC.
WRI/POST OAK INC
WRIGHT-HENNEPIN
X CONCEPTS
XACT COMMUNICATION LLC
XCEL ENERGY
XEROX CORPORATION
YANKEE GAS SERVICES CO
YOGA YEARS LLC.
YOUNTS, BRAD
ZACHAREK, FAUL
ZAMBRAND, OSCAR
ZANY BRAINY INC
ZAP PEST CONTROL
ZAPF CREATIONS
ZENOFF PRODUCTS
ZEPHYRHILS SPRING WATER CO.
ZONENSHINE, TAMI

8